As filed with the Securities and Exchange Commission on April 29, 2009

Registration Nos. 333-28339;

811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 64	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 66	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir Chairman ProFund Advisors LLC 7501 Wisconsin Avenue Suite 1000 Bethesda, Maryland 20814	John Loder, Esq. Ropes & Gray LLP One International Place Boston, MA 02110-2624
(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 30, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Investor Class and Service Class Shares

May 1, 2009

Money Market ProFund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1	Money Market ProFund

4	General ProFunds Information

7	Shareholder Services Guide

14	ProFunds Management

15	Financial Highlights

16	Temporary Guarantee Program

Money Market ProFund

Investment Objective.

Money Market ProFund (“Money Market ProFund” or the “Fund”) seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

Money Market ProFund pursues its investment objective through a “master feeder” arrangement. Money Market ProFund invests all of its assets in Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that meet the Fund’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations and may invest in other instruments, as described in the Statement of Additional Information (“SAI”).

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

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have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Portfolio’s investment adviser to be of comparable quality to one of the two highest short-term ratings; or
>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Portfolio’s investment adviser to be of comparable quality.

The Portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Principal Risks

The principal risks for Money Market ProFund are active investor risk, debt instrument risk, interest rate risk, market risk and securities lending risk. Money Market ProFund is exposed to these risks through its investment in the Portfolio.

Active Investor Risk ProFund Advisors expects a significant portion of the assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Debt Instrument Risk Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Interest Rate Risk Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Market Risk The Portfolio is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market.

Securities Lending Risk Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio’s securities lending agent after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

In addition, Money Market ProFund is also subject to the following risks through its investment in the Portfolio, which are in addition to those identified as “Principal Risks”:

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Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or

Money Market ProFund >	1

that the issuer will default on the principal and interest payments of the obligation. Securities that rely on third party guarantees to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

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Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

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Foreign Investment Risk: The Portfolio may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

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Master/Feeder Risk: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeder funds, if any, of their shares in the Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a substantial portion of the Portfolio’s holdings at a time when it may be disadvantageous to do so. Also, other feeder funds of the Portfolio, if any, may have a greater ownership interest in the Portfolio than the Fund’s interest, and, therefore, could have effective voting control over the operation of the Portfolio.

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Money Market Fund Risk: The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Portfolio’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio may have a significant adverse effect on the share price of the Fund. See Master/Feeder Risk.

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Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

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Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

The SAI contains more information about Money Market ProFund’s investment strategies and related risks.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Investor Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Money Market ProFund for one quarter was 1.51% (quarter ended September 30, 2000) and the lowest return was 0.05% (quarter ended December 31, 2003).

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares	2.08%	2.79%	2.86%	11/17/97
Service Class Shares	1.09%	1.87%	1.98%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2008 was 0.48% for Investor Class Shares and 0.05% for Service Class Shares.

Master Feeder Structure

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of Money Market ProFund. No fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

2	< Money Market ProFund

Fees and Expenses of the Fund

The tables below describe the estimated fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.)

Annual Fund Operating Expenses+ (as a percentage of average daily net assets)	Investor Class (MPIXX)	Service Class (MPSXX)
Management Fee	0.13%	0.13%
Distribution and Service (12b-1) Fees++	0.00%	1.00%
Other Expenses+++	0.71%	0.71%

Total Annual Fund Operating Expenses++++	0.84%	1.84%

+	Reflects the expenses of both Money Market ProFund and the Portfolio.
++	Distribution and service fees incurred by the Service Class Shares were reduced during the period ended December 31, 2008 and will be reduced during the current fiscal year. This reduction may be terminated at any time. The expense reflected in the table is the maximum fee that the Fund may charge.
+++	“Other Expenses” include fees paid for management (non-advisory) services, as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
++++	Due to the Fund’s participation in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), the Fund may pay fees to the United States Department of the Treasury that will cause the Fund’s Total Annual Fund Operating Expenses to exceed the amounts shown. Please see “Temporary Guarantee Program” for more details, including the period of time for which the Fund will participate in the Program. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Advisor. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This Example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The Example includes the combined expenses of Money Market ProFund and the Portfolio. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$86	$268	$466	$1,037
Service Class	$187	$579	$995	$2,159

Money Market ProFund >	3

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e. required forms are complete and, in the case of a purchase, correct payment is received). Money Market ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veteran’s Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by ProFunds’ Board of Trustees (the “Trustees”). This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains

Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.
>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.
>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

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If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another series of ProFunds (each, a “ProFund”) regardless of amount.

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Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

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Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

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Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant NAV of $1.00 per share.

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Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by Money Market ProFund’s transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary for U.S. taxpayers. The discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see “Taxation” in the SAI for more information.

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Money Market ProFund intends to qualify as a “regulated investment company” for federal tax purposes. As such, it does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

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Money Market ProFund expects to distribute all or substantially all of its net investment income and capital gains to shareholders every year. Shareholders will generally be subject to tax on Money Market ProFund distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

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Distributions are taxable to a shareholder even if they are paid from income or gains earned by Money Market ProFund prior to the shareholder’s purchase of Money Market ProFund shares (which income or gains were thus included in the price paid for the Money Market ProFund shares).

4	< General ProFunds Information

>	Distributions of investment income are generally taxed to a shareholder as ordinary income.
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Whether a distribution of capital gains by Money Market ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long Money Market ProFund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of Money Market ProFund. Distributions of capital gains from investments that Money Market ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by Money Market ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of capital gains from investments that Money Market ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

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For taxable years beginning before January 1, 2011, distributions of investment income designated by Money Market ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The Money Market ProFund does not expect any significant portion of its distributions to be derived from qualified dividend income.

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Dividends declared by Money Market ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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If shareholders redeem their Money Market ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in Money Market ProFund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

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If shareholders exchange shares of Money Market ProFund for shares of another ProFund, this will be treated as a sale of Money Market ProFund shares and any gain on the transaction will generally be subject to federal income tax.

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Long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning on or before January 1, 2011.

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Distributions by Money Market ProFund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

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Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, Money Market ProFund’s yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to such foreign taxes. In addition, Money Market ProFund’s investments in foreign securities or foreign currencies may increase or accelerate Money Market ProFund’s recognition of ordinary income and may affect the timing or amount of Money Market ProFund’s distributions.

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Money Market ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide Money Market ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. After 2010 the backup withholding tax rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years beginning before January 1, 2010, Money Market ProFund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that is not subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by Money Market ProFund and certain other requirements are met. Money Market ProFund may opt not to make such dividend designations. It is unclear whether Congress will extend these withholding tax exemptions for tax years beginning on or after January 1, 2010.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of an investment in Money Market ProFund.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees Money Market ProFund may pay ProFunds Distributors, Inc., (“Distributor”), financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for Money Market ProFund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel

General ProFunds Information >	5

and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

6	< General ProFunds Information

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 8).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 8).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or
(614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 10. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

Shareholder Services Guide >	7

	How to Make an Initial Purchase	How to Purchase Additional Shares

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to www.profunds.com Step 2: Click on the “Open Account” button. Step 3: Complete an on-line New Account Form.	Step 1: Go to www.profunds.com Step 2: Click on the “Access Account” button. Step 3: Enter User Name and Password. Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

8	< Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 9. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 10 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information

By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

Money Market ProFund offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it. Money Market ProFund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see the instructions below. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit www.profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts

Shareholder Services Guide >	9

may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions, may be suspended, restricted, canceled or processed, and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number; and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 10 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of any publicly available ProFund for Investor or Service Class shares of another publicly available ProFund or series of Access One Trust (each, an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 10. The Access One Funds are offered through a separate prospectus. Please note that the transaction cut-off times of one fund may differ from those of another fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at www.profunds.com.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

None of ProFunds, the Distributor nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access One Fund offering such class after ProFunds has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may also redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic redemption is $500. The redemption minimum is waived for IRA account holders over 70 1/2 years of age. You may sign up

10	< Shareholder Services Guide

for this automatic redemption service when opening a new account, or you may download or request an Optional Services Form to add this service to an existing account.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. Certain financial intermediaries may impose cut-off times different than those described below.

The following are transaction cut-off times for the ProFunds.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and Interactive Voice Response System (“IVR”):	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

On any day that Money Market ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;
>	A check is being mailed to an address different from the one on your account.

Shareholder Services Guide >	11

>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a FINRA member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, the Distributor nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Trustees have adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this policy, ProFunds may reject any purchase request for any reason. As noted under “ProFunds Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of Money Market ProFund and generating greater tax liabilities for shareholders. In certain circumstances, Money Market ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings for Money Market ProFund

A description of Money Market ProFund’s policies and procedures with respect to the disclosure of Money Market ProFund’s portfolio securities is available in Money Market ProFund’s SAI and on the ProFunds’ website at www.profunds.com. A complete list of the Portfolio’s portfolio holdings is posted twice each month on www.moneyfunds.deam-us.db.com (the website does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to www.moneyfunds.deam-us.db.com on or after month end and portfolio holdings as of each month end are posted on or after the 14th day of the following month. The posted portfolio holdings information generally remains accessible at least until the date on which the Portfolio files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. The Portfolio also may post on www.moneyfunds.deam-us.db.com, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e. those that do not invest through a financial professional) should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program – PaperFreeTM”.

12	< Shareholder Services Guide

Tax Statements

Each year ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree™ service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by the Funds are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Shareholder Services Guide >	13

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. ProFund Advisors has served as investment advisor since the Fund’s inception in 1997.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ annual report to shareholders dated December 31, 2008. During the year ended December 31, 2008, Money Market ProFund did not pay any fees to the Advisor.

ProFund Advisors LLC is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since 2005, and of ProShare Capital Management LLC since 2008. Previously, Mr. Sapir practiced law, primarily representing financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since 2005, and of ProShare Capital Management LLC since 2008. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies, mergers and acquisitions and equity underwritings, in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors and ProShare Advisors LLC since 2005, Chief Investment Officer from 2003-2004 and October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and the position of Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Deutsche Investment Management Americas Inc.

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, New York 10154. DIMA makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. DIMA is entitled to receive for its services as investment adviser to the Portfolio a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. During the year ended December 31, 2008, the Portfolio paid DIMA investment advisory fees equal to 0.09% net of waivers, of the average daily net assets of the Portfolio.

As of March 31, 2009, DIMA had total assets of approximately $204 billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DIMA has determined that the sale of shares of ProFunds is likely, through exchanges and otherwise, to increase the size of Money Market ProFund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of Money Market ProFund and the other ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2008, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

14	< ProFunds Management

Financial Highlights

The following table is intended to help you understand the financial history of Investor Class and Service Class Shares of Money Market ProFund for the past five years. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. Information for the years ending December 31, 2008, 2007, 2005 and 2004 has been audited by PricewaterhouseCoopers LLP whose report appears in the Annual Report of the Money Market ProFund, which is available upon request. Information for the year ended December 31, 2006 was audited by another independent registered public accounting firm.

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Money Market ProFund

	Investor Class

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000	$1.000

Investment Activities:
Net investment income(a)	0.021		0.045		0.042	0.024	0.006
Net realized gains (losses) on investments(a)	—	(c)	—	(c)	— (c)	— (c)	— (c)

Total from investment activities	0.021		0.045		0.042	0.024	0.006

Distributions to Shareholders From:
Net investment income	(0.021)		(0.045)		(0.042)	(0.024)	(0.006)

Total Distributions	(0.021)		(0.045)		(0.042)	(0.024)	(0.006)

Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	2.08%		4.63%		4.25%	2.46%	0.61%

Ratios to Average Net Assets:
Gross expenses(a),(b)	0.84	%(d)	0.83	%(e)	0.85%	0.85%	0.82%
Net expenses(a),(b)	0.84%		0.83%		0.85%	0.85%	0.82%
Net investment income(a),(b)	2.09%		4.50%		4.19%	2.43%	0.59%

Supplemental Data:
Net Assets, End of Period (000’s)	$580,465		$595,106		$511,709	$515,282	$447,156
	Service Class

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000	$1.000

Investment Activities:
Net investment income(a)	0.011		0.035		0.032	0.014	0.001
Net realized gains (losses) on investments(a)	—	(c)	—	(c)	— (c)	— (c)	— (c)

Total from investment activities	0.011		0.035		0.032	0.014	0.001

Distributions to Shareholders From:
Net investment income	(0.011)		(0.035)		(0.032)	(0.014)	(0.001)

Total Distributions	(0.011)		(0.035)		(0.032)	(0.014)	(0.001)

Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return	1.09%		3.59%		3.22%	1.45%	0.08%

Ratios to Average Net Assets:
Gross expenses(a),(b)	1.80	%(d)	1.83	%(e)	1.85%	1.85%	1.33%
Net expenses(a),(b)	1.80%		1.83%		1.85%	1.85%	1.33%
Net investment income(a),(b)	1.13%		3.50%		3.19%	1.43%	0.08%

Supplemental Data:
Net Assets, End of Period (000’s)	$123,685		$107,138		$75,663	$111,158	$62,857
(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Annualized for periods less than one year.
(c)	Amount is less than $0.0005.
(d)	For the year ended December 31, 2008, the advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rated basis. The corresponding impact to the gross expense ratio would be an increase of 0.04%, if included.
(e)	For the year ended December 31, 2007, the advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rated basis. The corresponding impact to the gross expense ratio would be an increase of 0.02%, if included.

Financial Highlights >	15

Temporary Guarantee Program

Money Market ProFund has determined to participate in the extended term of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the United States Department of the Treasury will guarantee, subject to certain conditions and limitations, the Fund’s $1.00 share price for, at most, the number of outstanding shares held by a shareholder as of September 19, 2008. Such conditions and limitations include the following:

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For each shareholder of the Fund, the Program provides coverage in the event that the net asset value of any Fund share class becomes less than $0.995 (the “Guarantee Event”) and the Fund promptly liquidates thereafter for the lesser of: (i) the number of shares held in an account in the Fund by the shareholder as of the close of business on September 19, 2008; or (ii) the number of shares held in an account in the Fund by the shareholder on the date on which a Guarantee Event occurs.

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The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. Any increase in the number of Fund shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. Additionally, if an investor closes his or her account with the Fund or his or her broker-dealer, any future investment in the Fund will not be guaranteed.

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The total amount of coverage available to all mutual funds participating in the Program is limited; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

>	The Program provides coverage only if a Guarantee Event occurs during the term of the Program.

The extended term of the Program expires on September 18, 2009. The cost to participate in the extended term of the Program is 0.015% of the net assets of the Fund on September 19, 2008, bringing the total cost to participate in the Program to 0.04% of the net assets of the Fund on September 19, 2008. These costs have been or will be borne by the Fund.

16	< Temporary Guarantee Program

This Page Intentionally Left Blank

17

Additional information about certain investments of Money Market ProFund (the “Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current Statement of Additional Information (“SAI”), dated May 1, 2009, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI and the annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others:                     (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and are licensed for use.

ProFunds Executive Offices

Bethesda, Maryland

                                    [GRAPHIC]

Not just funds, ProFunds®

Investment Company Act File No. 811-08239

MMP509

Prospectus

Class A and Service Class Shares

May 1, 2009

Money Market ProFund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1	Money Market ProFund

4	General ProFunds Information

7	Shareholder Services Guide

14	ProFunds Management

15	Financial Highlights

16	Temporary Guarantee Program

Money Market ProFund

Investment Objective.

Money Market ProFund (“Money Market ProFund” or the “Fund”) seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

Money Market ProFund pursues its investment objective through a master feeder arrangement. Money Market ProFund invests all of its assets in Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. Government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions that meet the Fund’s eligibility requirements. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations and may invest in other instruments, as described in the Statement of Additional Information (“SAI”).

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. The Portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

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have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

>	are unrated, but are deemed by the Portfolio’s investment adviser to be of comparable quality to one of the two highest short-term ratings; or
>	have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO and are deemed by the Portfolio’s investment adviser to be of comparable quality.

The Portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Principal Risks

The principal risks for Money Market ProFund are active investor risk, debt instrument risk, interest rate risk, market risk and securities lending risk. Money Market ProFund is exposed to these risks through its investment in the Portfolio.

Active Investor Risk ProFund Advisors expects a significant portion of the assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Debt Instrument Risk Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Interest Rate Risk Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Market Risk The Portfolio is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market.

Securities Lending Risk Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio’s securities lending agent after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

In addition, Money Market ProFund is also subject to the following risks through its investment in the Portfolio, which are in addition to those identified as “Principal Risks”:

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Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments

Money Market ProFund >	1

of the obligation. Securities that rely on third party guarantees to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.
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Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

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Foreign Investment Risk: The Portfolio may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

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Master/Feeder Risk: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeder funds, if any, of their shares in the Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a substantial portion of the Portfolio’s holdings at a time when it may be disadvantageous to do so. Also, other feeder funds of the Portfolio, if any, may have a greater ownership interest in the Portfolio than the Fund’s interest, and, therefore, could have effective voting control over the operation of the Portfolio.

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Money Market Fund Risk: The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Portfolio’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio may have a significant adverse effect on the share price of the Fund. See Master/Feeder Risk.

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Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

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Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

The SAI contains more information about Money Market ProFund’s investment strategies and related risks.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Service Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

Annual Returns of Service Class Shares as of December 31

During the period covered in the bar chart, the highest return on Service Class Shares of Money Market ProFund for one quarter was 1.26% (quarter ended September 30, 2000) and the lowest return was 0.01% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Ten Years	Inception Date
Service Class Shares	1.09%	1.87%	1.98%	11/17/97
Class A Shares(1)	1.78%	2.61%	2.73%	7/3/06

(1)

Class A Shares were not in existence prior to 7/3/06. Performance for periods prior to that is based on the historical performance of the Service Class and has been adjusted for the expenses applicable to the Class A Shares.

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2008 was 0.05% for Service Class Shares and 0.23% for Class A Shares.

Master Feeder Structure

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of Money Market ProFund. No fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

2	< Money Market ProFund

Fees and Expenses of the Fund

The tables below describe the estimated fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

	Class A		Service Class
Maximum sales charge (load) on purchases (as a % of original purchase price)	None		None
Maximum contingent deferred sales charge (as a % of the original purchase price)	None	(1)	None
Maximum sales charge (load) on reinvested distributions	None		None
Redemption fee on shares held less than 5 days (as a % of amount redeemed)	None		None
Wire Fee(2)	$10		$10

[1]

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or series of Access One Trust offering such class the exchange will be treated as an initial purchase of another Fund, and applicable sales charges will apply.

[2]	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.

Annual Fund Operating Expenses+ (as a percentage of average daily net assets)	Class A (MPQXX)	Service Class (MPSXX)
Management Fee	0.13%	0.13%
Distribution and Service (12b-1) Fees++	0.25%	1.00%
Other Expenses+++	0.71%	0.71%

Total Annual Operating Expenses++++	1.09%	1.84%

+	Reflects the expenses of both Money Market ProFund and the Portfolio.
++	Distribution and service fees incurred by the Service Class Shares were reduced during the period ended December 31, 2008 and will be reduced during the current fiscal year. This reduction may be terminated at any time. The expense reflected in the table is the maximum fee that the Fund may charge.
+++	”Other Expenses” include fees paid for management (non-advisory) services, as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
++++	Due to the Fund’s participation in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), the Fund may pay fees to the United States Department of the Treasury that will cause the Fund’s Total Annual Fund Operating Expenses to exceed the amounts shown. Please see “Temporary Guarantee Program” for more details, including the period of time for which the Fund will participate in the Program. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Advisor. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This Example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The Example includes the combined expenses of Money Market ProFund and the Portfolio. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$111	$347	$601	$1,329
Service Class Shares	$187	$579	$995	$2,159

Money Market ProFund >	3

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”). The NAV of each share class is determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Money Market ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by ProFunds’ Board of Trustees (the “Trustees”). This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains

Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.
>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.
>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

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If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another series of ProFunds (each, a “ProFund”) regardless of amount.

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Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

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Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

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Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant NAV of $1.00 per share.

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Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by Money Market ProFund’s transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary for U.S. taxpayers. The discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see “Taxation” in the SAI for more information.

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Money Market ProFund intends to qualify as a “regulated investment company” for federal tax purposes. As such, it does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

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Money Market ProFund expects to distribute all or substantially all of its net investment income and capital gains to shareholders every year. Shareholders will generally be subject to tax on Money Market ProFund distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

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Distributions are taxable to a shareholder even if they are paid from income or gains earned by Money Market ProFund prior to the shareholder’s purchase of Money Market ProFund shares (which income or gains were thus included in the price paid for the Money Market ProFund shares).

4	< General ProFunds Information

>	Distributions of investment income are generally taxed to a shareholder as ordinary income.
>

Whether a distribution of capital gains by Money Market ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long Money Market ProFund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of Money Market ProFund. Distributions of capital gains from investments that Money Market ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by Money Market ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of capital gains from investments that Money Market ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

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For taxable years beginning before January 1, 2011, distributions of investment income designated by Money Market ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the fund level. Money Market ProFund does not expect any significant portion of its distributions to be derived from qualified dividend income.

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Dividends declared by Money Market ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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If shareholders redeem their Money Market ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in Money Market ProFund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

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If shareholders exchange shares of Money Market ProFund for shares of another ProFund, this will be treated as a sale of Money Market ProFund shares and any gain on the transaction will generally be subject to federal income tax.

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Long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011.

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Distributions by Money Market ProFund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

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Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, Money Market ProFund’s yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to such foreign taxes. In addition, Money Market ProFund’s investments in foreign securities or foreign currencies may increase or accelerate Money Market ProFund’s recognition of ordinary income and may affect the timing or amount of Money Market ProFund’s distributions.

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Money Market ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide Money Market ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. After 2010 the backup withholding tax rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years beginning before January 1, 2010, Money Market ProFund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that is not subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by Money Market ProFund and certain other requirements are met. Money Market ProFund may opt not to make such dividend designations. It is unclear whether Congress will extend these withholding tax exemptions for tax years beginning on or after January 1, 2010.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of an investment in Money Market ProFund.

Sales Charges

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or a series of Access One Trust (each, an “Access One Fund”), the exchange will be treated as an initial purchase of the other fund, and applicable sales charges will apply (for a description of applicable sales charges, call 1-888-776-3637 for a ProFunds or Access One Funds’ Prospectus). In addition, new purchases of Class A Shares of Money Market ProFund and existing holdings of Class A Shares of Money Market ProFund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of Class A Shares of another ProFund or Access One Fund (see “How to Reduce Your Sales Charges” in the Access One Funds’ prospectus).

Distribution and Service (12b-1) Fees

Under Rule 12b-1 a Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees, Money Market ProFund may pay broker-dealers (including, ProFunds Distributors, Inc. (the “Distributor”)), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

Under the Plan, Service Class Shares may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Fund and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Under the Plan, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of Money Market ProFund’s average daily net assets attributable to Class A Shares as

General ProFunds Information >	5

compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of Money Market ProFund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, or, if authorized by the Trustees, as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of Money Market ProFund, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of Money Market ProFund.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for Money Market ProFund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

6	< General ProFunds Information

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 8).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 8).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or
(614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 10. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

Shareholder Services Guide >	7

	How to Make an Initial Purchase	How to Purchase Additional Shares

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to www.profunds.com Step 2: Click on the “Open Account” button. Step 3: Complete an on-line New Account Form.	Step 1: Go to www.profunds.com Step 2: Click on the “Access Account” button. Step 3: Enter User Name and Password. Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

8	< Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 9. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 10 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only
Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.
Internet:	www.profunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

Money Market ProFund offers two classes of shares in this Prospectus: Class A Shares and Service Class Shares. Each class of shares may only be purchased through authorized financial professionals. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before you fill it out. Money Market ProFund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see the instructions below. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit www.profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts

Shareholder Services Guide >	9

may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions, may be suspended, restricted, canceled or processed, and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number; and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 10 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can exchange Class A Shares or Service Class Shares of any publicly available ProFund for Class A Shares or Service Class Shares of another publicly available ProFund or Access One Fund offering such class. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 10. The Access One Funds are offered through a separate prospectus. Please note that the transaction cut-off times of one fund may differ from those of another fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and, for Service Class Shares, on-line at www.profunds.com.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

None of ProFunds, the Distributor nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access One Fund offering such class after ProFunds has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV (less any applicable fees and charges) next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may also redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic redemption is $500. The redemption minimum is waived for IRA account holders over 70 1/2 years of age. You may sign up for this automatic redemption service when opening a new account, or you may

10	< Shareholder Services Guide

download or request an Optional Services Form to add this service to an existing account.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. Certain financial intermediaries may impose cut-off times different than those described below.

The following are transaction cut-off times for the ProFunds.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and Interactive Voice Response System (“IVR”)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

On any day that Money Market ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;

Shareholder Services Guide >	11

>	A check is being mailed to an address different from the one on your account.
>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a FINRA member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, the Distributor nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Trustees have adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this policy, ProFunds may reject any purchase request for any reason. As noted under “ProFunds Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of Money Market ProFund and generating greater tax liabilities for shareholders. In certain circumstances, Money Market ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings for Money Market ProFund

A description of Money Market ProFund’s policies and procedures with respect to the disclosure of Money Market ProFund’s portfolio securities is available in Money Market ProFund’s SAI and on the ProFunds’ website at www.profunds.com. A complete list of the Portfolio’s portfolio holdings is posted twice each month on www.moneyfunds.deam-us.db.com (the website does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to www.moneyfunds.deam-us.db.com on or after month end and portfolio holdings as of each month end are posted on or after the 14th day of the following month. The posted portfolio holdings information generally remains accessible at least until the date on which the Portfolio files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. The Portfolio also may post on www.moneyfunds.deam-us.db.com, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e. those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program – PaperFreeTM”.

12	< Shareholder Services Guide

Tax Statements

Each year ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Class A Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by the Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Shareholder Services Guide >	13

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. ProFund Advisors has served as investment advisor since the Fund’s inception in 1997.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ annual report to shareholders dated December 31, 2008. During the year ended December 31, 2008, Money Market ProFund did not pay any fees to the Advisor.

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since 2005, and of ProShare Capital Management LLC since 2008. Previously, Mr. Sapir practiced law, primarily representing financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since 2005, and of ProShare Capital Management LLC since 2008. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies, mergers and acquisitions and equity underwritings, in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors and ProShare Advisors LLC since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and the position of Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Deutsche Investment Management Americas Inc.

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, New York 10154. DIMA makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. DIMA is entitled to receive for its services as investment adviser to the Portfolio a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $3 billion of the Portfolio’s average daily net assets, 0.1325% on the next $4.5 billion and 0.12% thereafter. During the year ended December 31, 2008, the Portfolio paid DIMA investment advisory fees equal to 0.09% net of waivers, of the average daily net assets of the Portfolio.

As of March 31, 2009, DIMA had total assets of approximately $204 billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DIMA has determined that the sale of shares of ProFunds is likely, through exchanges and otherwise, to increase the size of Money Market ProFund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of Money Market ProFund and the other ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Ave, Suite 1000 Bethesda, Maryland 20814, acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2008, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

14	< ProFunds Management

Financial Highlights

The following table is intended to help you understand the financial history of Class A Shares and Service Class Shares of Money Market ProFund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. Information for the years ending December 31, 2008, 2007, 2005 and 2004 has been audited by PricewaterhouseCoopers LLP whose report appears in the Annual Report of the Money Market ProFund which is available upon request. Information for the year ended December 31, 2006 was audited by another independent registered public accounting firm.

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Money Market ProFund

	Service Class
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income(a)	0.011		0.035		0.032		0.014		0.001
Net realized gains (losses) on investments(a)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Total from investment activities	0.011		0.035		0.032		0.014		0.001

Distributions to Shareholders From:
Net investment income	(0.011)		(0.035)		(0.032)		(0.014)		(0.001)

Total distributions	(0.011)		(0.035)		(0.032)		(0.014)		(0.001)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	1.09%		3.59%		3.22%		1.45%		0.08%

Ratios to Average Net Assets:
Gross expenses(a), (b)	1.80%	(d)	1.83%	(e)	1.85%		1.85%		1.33%
Net expenses(a), (b)	1.80%		1.83%		1.85%		1.85%		1.33%
Net investment income(a), (b)	1.13%		3.50%		3.19%		1.43%		0.08%

Supplemental Data:
Net assets, end of period (000’s)	$123,685		$107,138		$75,663		$111,158		$62,857

	Class A
	Year Ended December 31, 2008		Year Ended December 31, 2007		July 3, 2006 through December 31, 2006(f)
Net asset value, beginning of period	$1.000		$1.000		$1.000

Investment Activities:
Net investment income(a)	0.018		0.043		0.020
Net realized gains (losses) on investments(a)	—	(c)	—	(c)	—	(c)

Total from investment activities	0.018		0.043		0.020

Distributions to Shareholders From:
Net investment income	(0.018)		(0.043)		(0.020)

Total distributions	(0.018)		(0.043)		(0.020)

Net asset value, end of period	$1.000		$1.000		$1.000

Total Return	1.78%		4.37%		2.03%	(g)

Ratios to Average Net Assets:
Gross expenses(a), (b)	1.09%	(d)	1.08%	(e)	1.10%
Net expenses(a), (b)	1.09%		1.08%		1.10%
Net investment income(a), (b)	1.84%		4.25%		3.94%

Supplemental Data:
Net Assets, End of Period (000’s)	$624		$2,175		$489

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.
(b)	Annualized for periods less than one year.
(c)	Amount is less than $0.0005.
(d)	For the year ended December 31, 2008, the advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rated basis. The corresponding impact to the gross expense ratio would be an increase of 0.04%, if included.
(e)	For the year ended December 31, 2007, the advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rated basis. The corresponding impact to the gross expense ratio would be an increase of 0.02%, if included.
(f)	Period from commencement of operations.
(g)	Not annualized for periods less than one year.

Financial Highlights >	15

Temporary Guarantee Program

Money Market ProFund has determined to participate in the extended term of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the United States Department of the Treasury will guarantee, subject to certain conditions and limitations, the Fund’s $1.00 share price for, at most, the number of outstanding shares held by a shareholder as of September 19, 2008. Such conditions and limitations include the following:

>

For each shareholder of the Fund, the Program provides coverage in the event that the net asset value of any Fund share class becomes less than $0.995 (the “Guarantee Event”) and the Fund promptly liquidates thereafter for the lesser of: (i) the number of shares held in an account in the Fund by the shareholder as of the close of business on September 19, 2008; or (ii) the number of shares held in an account in the Fund by the shareholder on the date on which a Guarantee Event occurs.

>

The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. Any increase in the number of Fund shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. Additionally, if an investor closes his or her account with the Fund or his or her broker-dealer, any future investment in the Fund will not be guaranteed.

>

The total amount of coverage available to all mutual funds participating in the Program is limited; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

>	The Program provides coverage only if a Guarantee Event occurs during the term of the Program.

The extended term of the Program expires on September 18, 2009. The cost to participate in the extended term of the Program is 0.015% of the net assets of the Fund on September 19, 2008, bringing the total cost to participate in the Program to 0.04% of the net assets of the Fund on September 19, 2008. These costs have been or will be borne by the Fund.

16	< Temporary Guarantee Program

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17

Additional information about certain investments of Money Market ProFund (the “Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current Statement of Additional Information (“SAI”), dated May 1, 2009, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI and the annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                   (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull  Bear design and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and are licensed for use.

ProFunds Executive Offices

Bethesda, Maryland

Not just funds, ProFunds®

Investment Company Act File No. 811-08239

MMP509

Prospectus

May 1, 2009

This Prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Classic ProFunds VP

Bull

Small-Cap

Dow 30

NASDAQ-100

Mid-Cap

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

International

Emerging Markets

Japan

Ultra ProFunds VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraNASDAQ-100

Inverse ProFunds VP

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short NASDAQ-100

Short International

Short Emerging Markets

UltraShort Dow 30

UltraShort NASDAQ-100

Sector ProFunds VP

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Non-Equity ProFunds VP

U.S. Government Plus

Rising Rates Opportunity

Falling U.S. Dollar

ProFund VP Money Market

This Page Intentionally Left Blank

2

4	ProFunds VP Overview
7	Strategies and Risks
19	Classic ProFunds VP
20	Bull
22	Small-Cap
24	Dow 30
26	NASDAQ-100
28	Mid-Cap
30	Large-Cap Value
32	Large-Cap Growth
34	Mid-Cap Value
36	Mid-Cap Growth
38	Small-Cap Value
40	Small-Cap Growth
42	Asia 30
44	Europe 30
46	International
48	Emerging Markets
50	Japan
53	Ultra ProFunds VP
54	UltraBull
56	UltraMid-Cap
58	UltraSmall-Cap
60	UltraNASDAQ-100
63	Inverse ProFunds VP
64	Bear
66	Short Mid-Cap
68	Short Small-Cap
70	Short Dow 30
72	Short NASDAQ-100
74	Short International
76	Short Emerging Markets
78	UltraShort Dow 30
80	UltraShort NASDAQ-100
83	Sector ProFunds VP
84	Banks
86	Basic Materials
88	Biotechnology
90	Consumer Goods
92	Consumer Services
94	Financials
96	Health Care
98	Industrials
100	Internet
102	Oil & Gas
104	Pharmaceuticals
106	Precious Metals
108	Real Estate
110	Semiconductor
112	Technology
114	Telecommunications
116	Utilities
119	Non-Equity ProFunds VP
120	U.S. Government Plus
122	Rising Rates Opportunity
124	Falling U.S. Dollar
126	ProFund VP Money Market
129	General ProFunds VP Information
133	ProFunds Management
137	Financial Highlights

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.

Classic ProFunds VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500® Index	Match (100%)	Diverse, widely traded, large capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
Dow 30	Dow Jones Industrial AverageSM	Match (100%)	Diverse, widely traded, large capitalization
NASDAQ-100	NASDAQ-100® Index	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Mid-Cap	S&P MidCap 400TM Index	Match (100%)	Diverse widely traded, mid-capitalization
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)	Diverse, widely traded, large capitalization
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)	Diverse, widely traded, mid-capitalization
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)	Diverse, small capitalization
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)	Diverse, small capitalization
Asia 30	ProFunds Asia 30 Index	Match (100%)	Companies whose principal offices are located in countries of the Asia/Pacific region, excluding Japan, whose securities are traded in the U.S.
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.
International	Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index	Match (100%)	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
Emerging Markets	Bank of New York Mellon Emerging Markets 50 ADR® Index	Match (100%)	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
Japan	Nikkei 225 Stock Average	Match (100%)	Large capitalization, widely traded Japanese stocks

Ultra ProFunds VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization
UltraNASDAQ-100	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

4	< ProFunds VP Overview

Inverse ProFunds VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse	Diverse, widely traded, mid-capitalization
Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization
Short Dow 30	Dow Jones Industrial Average	100% of the Inverse	Diverse, widely traded, large capitalization
Short NASDAQ-100	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Short International	Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index	100% of the Inverse	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
Short Emerging Markets	Bank of New York Mellon Emerging Markets 50 ADR Index	100% of the Inverse	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort NASDAQ-100	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

Sector ProFunds VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Banks	Dow Jones U.S. BanksSM Index	Match (100%)	Securities representing the banking economic sector in the U.S. equity market
Basic Materials	Dow Jones U.S. Basic MaterialsSM Index	Match (100%)	Securities within the basic materials economic sector in the U.S. equity market
Biotechnology	Dow Jones U.S. BiotechnologySM Index	Match (100%)	Securities representing the biotechnology economic sector in the U.S. equity market
Consumer Goods	Dow Jones U.S. Consumer GoodsSM Index	Match (100%)	Securities within the consumer goods economic sector in the U.S. equity market
Consumer Services	Dow Jones U.S. Consumer ServicesSM Index	Match (100%)	Securities within the consumer services economic sector in the U.S. equity market
Financials	Dow Jones U.S. FinancialsSM Index	Match (100%)	Securities within the financial economic sector in the U.S. equity market
Health Care	Dow Jones U.S. Health CareSM Index	Match (100%)	Securities within the health care economic sector in the U.S. equity market
Industrials	Dow Jones U.S. IndustrialsSM Index	Match (100%)	Securities within the industrial economic sector in the U.S. equity market
Internet	Dow Jones Internet CompositeSM Index	Match (100%)	U.S. equity securities of companies that generate the majority of their revenue from the Internet economic sector
Oil & Gas	Dow Jones U.S. Oil & GasSM Index	Match (100%)	Securities within the oil and gas economic sector in the U.S. equity market
Pharmaceuticals	Dow Jones U.S. PharmaceuticalsSM Index	Match (100%)	Securities representing the pharmaceuticals economic sector in the U.S. equity market
Precious Metals	Dow Jones Precious MetalsSM Index	Match (100%)	Securities of companies involved in the precious metals economic sector
Real Estate	Dow Jones U.S. Real EstateSM Index	Match (100%)	Securities representing the real estate economic sector in the U.S. equity market
Semiconductor	Dow Jones U.S. SemiconductorsSM Index	Match (100%)	Securities representing the semiconductor economic sector in the U.S. equity market
Technology	Dow Jones U.S. TechnologySM Index	Match (100%)	Securities within the technology economic sector in the U.S. equity market
Telecommunications	Dow Jones U.S. TelecommunicationsSM Index	Match (100%)	Securities within the telecommunications economic sector in the U.S. equity market
Utilities	Dow Jones U.S. UtilitiesSM Index	Match (100%)	Securities within the utilities economic sector in the U.S. equity market

ProFunds VP Overview >	5

Non-Equity ProFunds VP

Non-Equity ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance or the inverse (opposite) daily price performance, or match (100%) the inverse (opposite) daily price performance, of the most recently issued 30-year U.S. Treasury Bond or their benchmark indexes.

ProFund VP	Security	Daily Benchmark	Description of Security or Index
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities
Falling U.S. Dollar	U.S. Dollar Index®	100% of the Inverse	The performance of the U.S. Dollar against the change in value of six foreign currencies

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. The ProFunds do not limit the frequency or amount of exchanges.

6	< ProFunds VP Overview

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

“In seeking to achieve each non-money market ProFund VP’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks >	7

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

Discussion of Investment Objectives and Principal Investment Strategies

The following discussion of investment objectives and principal investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this Prospectus.

Each ProFund VP (“ProFund(s) VP” or “Fund(s)”) is a series of the ProFunds trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

In seeking to achieve each non-money market ProFund VP’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”):

>	uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of its benchmark;
>	takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund VP’s benchmark;
>

may choose not to seek investment exposure to all securities or components in the index underlying the ProFund VP’s benchmark, or the ProFund VP’s weighting of investment in such securities or industries may differ from that of the index;

>

may utilize a variety of securities and financial instruments in pursuing the ProFund VP’s investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions;

>

seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP’s benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

>

may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP’s benchmark or may weight certain stocks or industries differently than does the underlying index if ProFund Advisors believes it is appropriate in view of the ProFund VP’s investment objective.

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movements or trends in managing the assets of the ProFunds VP.

Under normal circumstances, the following ProFunds VP seek their investment objectives by committing at least 80% of their net assets, including, in combination, borrowings for investment purposes, if any, to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks: ProFund VP Small-Cap, ProFund VP Dow30, ProFund VP NASDAQ-100, ProFund VP Mid-Cap, ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Asia 30, ProFund VP Europe 30, ProFund Emerging Markets, ProFund VP Japan, ProFund VP UltraNASDAQ-100, ProFund VP Short NASDAQ-100, ProFund VP Short Emerging Markets, ProFund VP UltraShort Dow 30, ProFund VP UltraShort NASDAQ-100, ProFund VP U.S. Government Plus and all Sector ProFunds VP. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Principal Risks

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund VP are identified in each ProFund VP’s description and are described below. Some risks apply to all ProFunds VP, while others are specific to the investment strategies of certain Funds. A ProFund VP may be subject to risks in addition to those principal risks identified and described below. The Statement of Additional Information (the “SAI”) contains more information about the ProFunds VP, their investment strategies and related risks.

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds use investment techniques and financial instruments that may be considered aggressive, such as futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. The ProFunds VPs’ investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of aggressive investment techniques may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed

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ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund VP’s position in a particular instrument when desired. These and other risks associated with such techniques such as liquidity risk, interest rate risk, credit risk and counterparty risk are described elsewhere in this section.

Concentration Risk (ProFund VP Bull, ProFund VP NASDAQ-100, ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Europe30, ProFund VP International, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraNASDAQ-100, ProFund VP Bear, ProFund VP Short NASDAQ-100, ProFund VP UltraShort NASDAQ-100, ProFund VP Short International, ProFund VP Dow 30, ProFund VP Short Dow 30, ProFund VP UltraShort Dow 30, ProFund VP Asia 30, and all Sector ProFunds VP). Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the Sector ProFunds VP, a Fund may have significant exposure to an individual company that constitutes a significant portion of that Fund’s benchmark index. Such a Fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark, and as permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each ProFund VP seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple (or a multiple of the inverse) of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, before accounting for fees and Fund expenses.

The three graphs that follow illustrate this point. Each of the three graphs shows a simulated hypothetical one year performance of an index compared with the performance of a Fund that perfectly achieves its investment objective of twice (200%) the daily index returns. The graphs demonstrate that, for periods greater than one day, a leveraged Fund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective.

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 25%, which is an approximate average of the five-year historical volatility rate of the S&P 500® Index, S&P MidCap 400™ Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial Average™. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Note that more recently, these indexes have been subject to increased levels of volatility exceeding historical rates, which would heighten the effects of the correlation risk illustrated in the following graphs. Some Funds are benchmarked to different indexes that have different historical volatility rates.

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks >	9

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

Please see the SAI for a further discussion of how both index volatility and index performance can impact Fund performance.

Counterparty Risk (All ProFunds VP except ProFund VP Money Market). A ProFund VP will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. There is no assurance that, because a counterparty has an investment grade credit rating or a credit rating deemed to be of comparable quality, the counterparty will not default on its credit obligations.

Credit Risk (All ProFunds VP). An issuer or guarantor of a security or a debt instrument or a counterparty to a financial instrument may be unwilling or unable to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in issuer’s or instrument’s credit rating may affect an instrument’s value and, thus, have an impact on Fund performance. As described under Counterparty Risk above, each Fund will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments and repurchase agreements. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in the Fund may decline.

Debt Instrument Risk (Non-Equity ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and the Non-Equity ProFunds VP and ProFund VP Money Market primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. ProFund VP Rising Rates Opportunity is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as ProFund VP U.S. Government Plus.

Early Close/Trading Halt Risk (All ProFunds VP except ProFund VP Money Market). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. As a result, a ProFund VP may be unable to buy or sell certain securities or financial instruments at certain times when it might otherwise do so. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk (Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than Funds that are positively correlated to the equity markets.

Exposure to Foreign Investments Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP International, ProFund VP Emerging Markets, ProFund VP Japan, ProFund VP Short International, ProFund VP Short Emerging Markets, ProFund VP Precious Metals, and ProFund VP Falling U.S. Dollar). Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely

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controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. In addition, a Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

Growth Investing Risk (ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuers.

Interest Rate Risk (Non-Equity ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for ProFund VP Rising Rates Opportunity. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Falling U.S. Dollar). Shareholders should lose money when the index underlying a Fund’s benchmark rises — a result that is the opposite from the results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, a ProFund VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. Such a situation may prevent a ProFund VP from limiting losses, realizing gains or achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

Non-Diversification Risk (All ProFunds VP except ProFund VP Money Market). Each Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds VP except ProFund VP Money Market). A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. A ProFund VP’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund VP’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund VP to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

Small- and Mid-Cap Company Investment Risk (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Short Small-Cap, ProFund VP Ultra Small-Cap, ProFund VP Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Ultra Mid-Cap, ProFund VP Short Mid-Cap, ProFund VP Asia 30, ProFund VP Emerging Markets and ProFund VP Short Emerging Markets). The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Small- and

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ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Technology Investment Risk (ProFund VP NASDAQ-100, ProFund VP UltraNASDAQ-100, ProFund VP Short NASDAQ-100, ProFund VP UltraShort NASDAQ-100, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation, and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Valuation Time Risk (ProFund VP International, ProFund VP Short International, ProFund VP Japan and ProFund VP Falling U.S. Dollar). The Funds subject to valuation time risk value their portfolios at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open for business. In some cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index may vary from the performance of that index.

Value Investing Risk (ProFund VP Large-Cap Value, ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the Advisor may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Tax Risk (ProFund VP Falling U.S. Dollar). As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The ProFund VP Falling U.S. Dollar currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to the inverse of the U.S. Dollar Index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of ProFund VP Falling U.S. Dollar’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the ProFund VP Falling U.S. Dollar might not qualify as a RIC for one or more years. Please see the SAI for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund VP.

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Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

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Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

>	Depositary Receipts (“DRs”), include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).
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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Equity Securities are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

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Financial Instruments include investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions. The ProFunds VP (excluding ProFund VP Money Market) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment

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techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

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Forwards or forward contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

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Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date. The price of a futures contract theoretically reflects the cost of financing and the dividend or interest yield of the underlying securities.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another non-money market investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all non-money market investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales and Short Sale Risk. Additional leveraged investment techniques may include the use by Inverse ProFunds VP of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends, and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP’s investment objective, a ProFund VP may hold a representative sample of the components in the index underlying the ProFund VP’s benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation (or inverse correlation) with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

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Short Sales are transactions in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks >	13

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

>	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
>

U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Index Information

Descriptions of the indexes currently underlying the ProFund VP’s benchmarks are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts (“REITs”) selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of December 31, 2008, the S&P 500 Index included companies with capitalizations between $488.88 million and $406.07 billion. The average capitalization of the companies comprising the Index was approximately $16.42 billion.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of December 31, 2008, the S&P MidCap 400 Index included companies with capitalizations between $104.44 million and $7.89 billion. The average capitalization of the companies comprising the Index was approximately $1.77 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of December 31, 2008, the Russell 2000 Index included companies with capitalizations between $7.80 million and $7.12 billion. The average capitalization of the companies comprising the Index was approximately $466.67 million.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of December 31, 2008, the NASDAQ-100 Index included companies with capitalizations between $1.17 billion and $172.93 billion. The average capitalization of the companies comprising the Index was approximately $15.13 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of December 31, 2008, the DJIA included companies with capitalizations between $1.95 billion and $406.07 billion. The average capitalization of the companies comprising the Index was approximately $97.46 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of December 31, 2008, the S&P 500/Citigroup Value Index included companies with capitalizations between $488.88 million and $219.90 billion. The average capitalization of the companies comprising the Index was approximately $14.78 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of December 31, 2008, the S&P 500/Citigroup Growth Index included companies with capitalizations between $618.41 million and $406.07 billion. The average capitalization of the companies comprising the Index was approximately $19.13 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of December 31, 2008, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $104.44 million and $7.89 billion. The average capitalization of the companies comprising the Index was approximately $1.67 billion.

14	< ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of December 31, 2008, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $136.10 million and $7.89 billion. The average capitalization of the companies comprising the Index was approximately $1.92 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of December 31, 2008, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $25.92 million and $2.32 billion. The average capitalization of the companies comprising the Index was approximately $550.97 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of December 31, 2008, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $32.18 million and $2.32 billion. The average capitalization of the companies comprising the Index was approximately $665.68 million.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of December 31, 2008, the MSCI EAFE Index included companies with capitalizations between $180.68 million and $149.70 billion. The average capitalization of the companies comprising the Index was approximately $7.84 billion.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of December 31, 2008, the ProFunds Asia 30 Index included companies with capitalizations between $230.16 million and $260.54 billion. The average capitalization of the companies comprising the Index was approximately $32.18 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of December 31, 2008, the ProFunds Europe 30 Index included companies with capitalizations between $464.24 million and $160.50 billion. The average capitalization of the companies comprising the Index was approximately $53.77 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Mellon Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index, are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of December 31, 2008, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $2.76 billion and $42.40 billion. The average capitalization of the companies comprising the Index was approximately $11.47 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified priceweighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of December 31, 2008, the Nikkei included companies with capitalizations between $190.22 million and $110.47 billion. The average capitalization of the companies comprising the Index was approximately $9.01 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of December 31, 2008, the Dow Jones U.S. Banks Index included companies with capitalizations between $204.88 million and $117.68 billion. The average capitalization of the companies comprising the Index was approximately $7.27 billion.

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks >	15

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of December 31, 2008, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $94.70 million and $22.75 billion. The average capitalization of the companies comprising the Index was approximately $3.16 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of December 31, 2008, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $181.93 million and $61.10 billion. The average capitalization of the companies comprising the Index was approximately $6.83 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of December 31, 2008, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $80.81 million and $183.06 billion. The average capitalization of the companies comprising the Index was approximately $6.87 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of December 31, 2008, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $45.59 million and $136.76 billion. The average capitalization of the companies comprising the Index was approximately $4.97 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include banks; insurance companies and brokers; real estate companies, including REITs, real estate holding and development companies, and real estate services companies; and financial services companies, including asset managers, consumer finance companies, specialty finance companies, investment services providers, and mortgage finance providers. The financial services sector also includes corporate closed-end investment entities such as investment trusts and venture capital trusts, and noncorporate, open-ended investment instruments such as open-ended investment companies and funds, unit trusts, exchange-traded funds, currency funds and split capital trusts. As of December 31, 2008, the Dow Jones U.S. Financials Index included companies with capitalizations between $37.76 million and $117.68 billion. The average capitalization of the companies comprising the Index was approximately $4.90 billion.

The Dow Jones U.S. Health Care Index measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of December 31, 2008, the Dow Jones U.S. Health Care Index included companies with capitalizations between $127.01 million and $167.19 billion. The average capitalization of the companies comprising the Index was approximately $9.22 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of December 31, 2008, the Dow Jones U.S. Industrials Index included companies with capitalizations between $64.72 million and $161.77 billion. The average capitalization of the companies comprising the Index was approximately $4.49 billion.

The Dow Jones Internet Composite Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/ or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of December 31, 2008, the Dow Jones Internet Composite Index included companies with capitalizations between $126.05 million and $7.53 billion. The average capitalization of the companies comprising the Index was approximately $1.88 billion.

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of December 31, 2008, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $179.17 million and $406.07 billion. The average capitalization of the companies comprising the Index was approximately $11.31 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of December 31, 2008, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $463.09 million and $167.19 billion. The average capitalization of the companies comprising the Index was approximately $24.92 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. As of December 31, 2008, the Dow Jones Precious Metals Index included companies with capitalizations between $93.21 million and $32.01 billion. The average capitalization of the companies comprising the Index was approximately $9.00 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and REITs that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of December 31, 2008, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $44.33

16	< ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

million and $11.87 billion. The average capitalization of the companies comprising the Index was approximately $2.12 billion.

The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards. As of December 31, 2008, the Dow Jones U.S. Semiconductors Index included companies with capitalizations between $90.61 million and $81.54 billion. The average capitalization of the companies comprising the Index was approximately $3.40 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of December 31, 2008, the Dow Jones U.S. Technology Index included companies with capitalizations between $79.66 million and $153.80 billion. The average capitalization of the companies comprising the Index was approximately $6.71 billion.

The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of December 31, 2008, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $220.95 million and $169.32 billion. The average capitalization of the companies comprising the Index was approximately $15.54 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of December 31, 2008, the Dow Jones U.S. Utilities Index included companies with capitalizations between $791.05 million and $36.70 billion. The average capitalization of the companies comprising the Index was approximately $5.61 billion.

The U.S. Dollar Index (USDX®) is a geometric trade- weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” “DJIA,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Russell 2000®” and “Russell 3000®” are trademarks of the Frank Russell Company. ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY”, “The Bank of New York Mellon Emerging Markets 50 ADR Index”, and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

Dow Jones does not:

>	Sponsor, endorse, sell or promote ProFunds VP.
>	Recommend that any person invest in the ProFunds VP or any other securities.
>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
>	Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
>	Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>

The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or
>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

The ProFunds VP Falling U.S. Dollar is not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the NYBOT U.S. Dollar Index® to track market performance of the Fund. ICE Futures U.S.’s only relationship to ProFunds VP is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds VP. ICE Futures U.S. has no obligation to take the needs of the ProFunds VP or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks >	17

ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. ICE FUTURES U.S. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

18	< ProFunds VP Investment Objectives, Principal Investment Strategies and Risks

Classic ProFunds may be appropriate for investors who:

>	want to achieve investment results that correspond to the daily performance of a particular index.

Classic ProFunds VP

ProFund VP	Index	Daily Benchmark
Bull	S&P 500® Index	Match (100%)
Small-Cap	Russell 2000® Index	Match (100%)
Dow 30	Dow Jones Industrial AverageSM	Match (100%)
NASDAQ-100	NASDAQ-100® Index	Match (100%)
Mid-Cap	S&P MidCap 400TM Index	Match (100%)
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)
Asia 30	ProFunds Asia 30 Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)
International	Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index	Match (100%)
Emerging Markets	Bank of New York Mellon Emerging Markets 50® ADR Index	Match (100%)
Japan	Nikkei 225 Stock Average	Match (100%)

Classic ProFunds VP >	19

ProFund VP Bull

Investment Objective

ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

Principal Investment Strategy

ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25.79% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Bull are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Bull by showing the variability of ProFund VP Bull returns from year to year and by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was –22.35% (quarter ended December 31, 2008).

20	< ProFund VP Bull

ProFund VP Bull

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Bull	-37.67%	-3.89%	-4.49%	05/01/01
S&P 500 Index (1)	-36.99%	-2.19%	-2.54%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Bull. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bull	$171	$536	$925	$2,017

ProFund VP Bull >	21

ProFund VP Small-Cap

Investment Objective

ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy

ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Small-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap by showing the variability of ProFund VP Small-Cap returns from year to year and by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was –27.57% (quarter ended December 31, 2008).

22	< ProFund VP Small-Cap

ProFund VP Small-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Small-Cap	-35.44%	-2.76%	-1.13%	05/01/01
Russell 2000 Index (1)	-33.80%	-0.89%	1.58%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.63%

Total Annual Fund Operating Expenses	1.63%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap	$166	$514	$887	$1,933

ProFund VP Small-Cap >	23

ProFund VP Dow 30

Investment Objective

ProFund VP Dow 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (“DJIA”).

Principal Investment Strategy

ProFund VP Dow 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the DJIA and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Dow 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the DJIA is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Dow 30 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Dow 30 by showing the variability of ProFund VP Dow 30 returns from year to year and by comparing average annual total returns of ProFund VP Dow 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Dow 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Dow 30 for one quarter was 8.45% (quarter ended September 30, 2007) and the lowest return was –23.31% (quarter ended December 31, 2008).

24	< ProFund VP Dow 30

ProFund VP Dow 30

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Dow 30	-36.73%	-7.33%	05/01/06
DJIA (1)	-31.92%	-6.85%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.55%

Total Annual Fund Operating Expenses	1.55%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Dow 30	$158	$490	$845	$1,845

ProFund VP Dow 30 >	25

ProFund VP NASDAQ-100

Investment Objective

ProFund VP NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Principal Investment Strategy

ProFund VP NASDAQ-100 takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP NASDAQ-100 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 25.59% and 37.46%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP NASDAQ-100 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP NASDAQ-100 by showing the variability of ProFund VP NASDAQ-100 returns from year to year and by comparing average annual total returns of ProFund VP NASDAQ-100 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP NASDAQ-100 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP NASDAQ-100 for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was –28.03% (quarter ended June 30, 2002).

26	< ProFund VP NASDAQ-100

ProFund VP NASDAQ-100

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP NASDAQ-100	-42.48%	-4.95%	-10.67%	01/22/01
NASDAQ-100 Index (1)	-41.57%	-3.34%	-9.06%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP NASDAQ-100. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP NASDAQ-100 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP NASDAQ-100	$171	$542	$938	$2,047

ProFund VP NASDAQ-100 >	27

ProFund VP Mid-Cap

Investment Objective

The ProFund VP Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

Principle Investment Strategy

ProFund VP Mid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Mid-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principle risks of investing in ProFund VP Mid-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Mid-Cap by showing the variability of ProFund VP Mid-Cap returns and by comparing average annual total returns of ProFund VP Mid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap for one quarter was 3.97% (quarter ended June 30, 2008) and the lowest return was –26.38% (quarter ended December 31, 2008).

28	< ProFund VP Mid-Cap

ProFund VP Mid-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Mid-Cap	-38.37%	-30.93%	08/31/07
S&P MidCap 400 Index (1)	-36.24%	-28.71%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.84%

Total Annual Fund Operating Expenses	1.84%
Fee Waivers/Reimbursements**	-0.16%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap	$171	$563	$981	$2,145

ProFund VP Mid-Cap >	29

ProFund VP Large-Cap Value

Investment Objective

ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Large-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Value Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Large-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Large-Cap Value are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Large-Cap Value by showing the variability of ProFund VP Large-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Large-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Large-Cap Value for one quarter was 7.26% (quarter ended December 31, 2006) and the lowest return was –24.28% (quarter ended December 31, 2008).

30	< ProFund VP Large-Cap Value

ProFund VP Large-Cap Value

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Large-Cap Value	-40.46%	-4.29%	05/03/04
S&P 500/Citigroup Value Index (1)	-39.19%	-2.18%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.80%

Total Annual Operating Expenses	1.80%
Fee Waivers/Reimbursements**	-0.12%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Value	$171	$555	$964	$2,106

ProFund VP Large-Cap Value >	31

ProFund VP Large-Cap Growth

Investment Objective

ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Large-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Growth Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Large-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 27.02% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Large-Cap Growth are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk, and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Large-Cap Growth by showing the variability of ProFund VP Large-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Large-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Large-Cap Growth for one quarter was 6.07% (quarter ended June 30, 2007) and the lowest return was –20.12% (quarter ended December 31, 2008).

32	< ProFund VP Large-Cap Growth

ProFund VP Large-Cap Growth

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Large-Cap Growth	-35.52%	-4.68%	05/03/04
S&P 500/Citigroup Growth Index (1)	-34.91%	-3.00%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.75%

Total Annual Fund Operating Expenses	1.75%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Growth	$171	$544	$942	$2,057

ProFund VP Large-Cap Growth >	33

ProFund VP Mid-Cap Value

Investment Objective

ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Value Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the financial industry group, which comprised approximately 29.56% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Mid-Cap Value are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, small- and mid-cap company investment risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Mid-Cap Value by showing the variability of ProFund VP Mid-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Value for one quarter was 18.46% (quarter ended June 30, 2003) and the lowest return was –25.89% (quarter ended December 31, 2008).

34	< ProFund VP Mid-Cap Value

ProFund VP Mid-Cap Value

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Mid-Cap Value	-36.29%	-1.83%	-0.62%	05/01/02
S&P MidCap 400/Citigroup Value Index (1)	-34.79%	0.43%	2.10%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Value	$171	$548	$951	$2,076

ProFund VP Mid-Cap Value >	35

ProFund VP Mid-Cap Growth

Investment Objective

ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Growth Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 26.88% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Mid-Cap Growth are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Mid-Cap Growth by showing the variability of ProFund VP Mid-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Growth for one quarter was 15.45% (quarter ended June 30, 2003) and the lowest return was –26.38% (quarter ended December 31, 2008).

36	< ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Growth

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Mid-Cap Growth	-38.81%	-2.56%	-1.99%	05/01/02
S&P MidCap 400/Citigroup Growth Index (1)	-37.58%	-0.57%	0.28%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Growth	$171	$548	$951	$2,076

ProFund VP Mid-Cap Growth >	37

ProFund VP Small-Cap Value

Investment Objective

ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Value Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the financial industry group, which comprised approximately 30.26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Small-Cap Value are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, small- and mid-cap company investment risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap Value by showing the variability of ProFund VP Small-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Value for one quarter was 21.33% (quarter ended June 30, 2003) and the lowest return was –24.82% (quarter ended December 31, 2008).

38	< ProFund VP Small-Cap Value

ProFund VP Small-Cap Value

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Small-Cap Value	-30.68%	-1.16%	-1.39%	05/01/02
S&P SmallCap 600/Citigroup Value Index (1)	-29.50%	0.95%	1.35%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.91%

Total Annual Fund Operating Expenses	1.91%
Fee Waivers/Reimbursements**	-0.23%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Value	$171	$578	$1,010	$2,214

ProFund VP Small-Cap Value >	39

ProFund VP Small-Cap Growth

Investment Objective

ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Growth Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25.35% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Small-Cap Growth are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap Growth by showing the variability of ProFund VP Small-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Growth for one quarter was 16.50% (quarter ended June 30, 2003) and the lowest return was –26.06% (quarter ended December 31, 2008).

40	< ProFund VP Small-Cap Growth

ProFund VP Small-Cap Growth

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Small-Cap Growth	-34.03%	-0.79%	0.06%	05/01/02
S&P SmallCap 600/Citigroup Growth Index (1)	-32.84%	0.91%	2.18%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.82%

Total Annual Fund Operating Expenses	1.82%
Fee Waivers/Reimbursements**	-0.14%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Growth	$171	$559	$972	$2,126

ProFund VP Small-Cap Growth >	41

ProFund VP Asia 30

Investment Objective

ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

Principal Investment Strategy

ProFund VP Asia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities of Asian companies contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the communications industry group, which comprised approximately 28.08% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Asia 30 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Asia 30 by showing the variability of ProFund VP Asia 30 returns from year to year and by comparing average annual total returns of ProFund VP Asia 30 to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Asia 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Asia 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was –22.37% (quarter ended December 31, 2008).

42	< ProFund VP Asia 30

ProFund VP Asia 30

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
ProFund VP Asia 30	-50.82%	3.76%	6.84%	05/01/02
MSCI AC Asia Pacific Free Excluding Japan Index (1)(2)	-51.68%	5.78%	8.41%
ProFunds Asia 30 Index (1)	-51.24%	3.08%	6.87%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Asia 30	$170	$526	$907	$1,976

ProFund VP Asia 30 >	43

ProFund VP Europe 30

Investment Objective

ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

Principal Investment Strategy

ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 26.04% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Europe 30 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 20.35% (quarter ended December 31, 2003) and the lowest return was –22.43% (quarter ended December 31, 2008).

44	< ProFund VP Europe 30

ProFund VP Europe 30

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
ProFund VP Europe 30	-44.00%	-1.41%	-2.67%	10/18/99
Dow Jones STOXX 50 Index (1)(2)	-43.26%	0.90%	0.72%
ProFunds Europe 30 Index (1)	-44.87%	-2.26%	-3.27%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.68%

Total Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Europe 30	$171	$530	$913	$1,987

ProFund VP Europe 30 >	45

ProFund VP International

Investment Objective

ProFund VP International seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

Principal Investment Strategy

ProFund VP International invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the daily performance of the MSCI EAFE Index. ProFund VP International may use sampling techniques in seeking its objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP International normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP International are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP International by showing the variability of ProFund VP International returns and by comparing average annual total returns of ProFund VP International to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP International or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP International for one quarter was –5.30% (quarter ended June 30, 2008) and the lowest return was –21.41% (quarter ended December 31, 2008).

46	< ProFund VP International

ProFund VP International

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP International	-44.40%	-34.50%	08/31/07
MSCI EAFE Index (1)	-43.38%	-33.00%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP International. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.86%

Total Annual Fund Operating Expenses	1.86%
Fee Waivers/Reimbursements**	-0.18%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP International with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP International	$171	$567	$989	$2,165

ProFund VP International >	47

ProFund VP Emerging Markets

Investment Objective

ProFund VP Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index.

Principal Investment Strategy

ProFund VP Emerging Markets invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as The Bank of New York Mellon Emerging Markets 50 ADR Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics as the Index. ProFund VP Emerging Markets may use sampling techniques in seeking its objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Emerging Markets normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Emerging Markets are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Emerging Markets by showing the variability of ProFund VP Emerging Markets returns and by comparing average annual total returns of ProFund VP Emerging Markets to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Emerging Markets or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP Emerging Markets for one quarter was 5.03% (quarter ended June 30, 2008) and the lowest return was –27.30% (quarter ended December 31, 2008).

48	< ProFund VP Emerging Markets

ProFund VP Emerging Markets

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Emerging Markets	-50.09%	-33.15%	08/31/07
The Bank of New York Mellon Emerging Markets 50 ADR Index (1)	-48.94%	-31.42%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Emerging Markets. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Emerging Markets with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Emerging Markets	$170	$526	$907	$1,976

ProFund VP Emerging Markets >	49

ProFund VP Japan

Investment Objective

ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

The ProFund VP Japan seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. Dollars.

Principal Investment Strategy

ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Nikkei 225 Stock Average (Index). Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities of Japanese companies and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Japan will normally seek to eliminate exposure to Japanese yen, consistent with its benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Japan are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Japan by showing the variability of ProFund VP Japan returns from year to year and by comparing average annual total returns of ProFund VP Japan to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Japan or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Japan for one quarter was 19.29% (quarter ended September 30, 2005) and the lowest return was –22.53% (quarter ended December 31, 2008).

50	< ProFund VP Japan

ProFund VP Japan

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Japan	-40.84%	-2.09%	-2.67%	05/01/02
Nikkei 225 Stock Average – USD terms (1)	-26.47%	0.75%	2.21%
Nikkei 225 Stock Average – Local (Yen) terms (1)	-41.11%	-2.61%	-2.91%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Japan. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.70%

Total Annual Fund Operating Expenses	1.70%
Fee Waivers/Reimbursements**	-0.02%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Japan with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Japan	$171	$534	$921	$2,007

ProFund VP Japan >	51

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52

Ultra ProFunds VP may be appropriate for investors who:

>	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.
>	are seeking investment results that correspond to an index’s daily return with half the investment required for a conventional index fund.

Ultra ProFunds VP

ProFund VP	Index	Daily Benchmark
UltraBull	S&P 500® Index	Double (200%)
UltraMid-Cap	S&P MidCap 400TM Index	Double (200%)
UltraSmall-Cap	Russell 2000® Index	Double (200%)
UltraNASDAQ-100	NASDAQ-100® Index	Double (200%)

Ultra ProFunds VP >	53

ProFund VP UltraBull

Investment Objective

ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25.79% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP UltraBull are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in ProFund VP UltraBull by showing the variability of ProFund VP UltraBull returns from year to year and by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was –45.81% (quarter ended December 31, 2008).

54	< ProFund VP UltraBull

ProFund VP UltraBull

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP UltraBull	-67.40%	-13.42%	-12.08%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.79%

Total Annual Fund Operating Expenses	1.79%
Fee Waivers/Reimbursements**	-0.11%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraBull	$171	$553	$959	$2,096

ProFund VP UltraBull >	55

ProFund VP UltraMid-Cap

Investment Objective

ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP UltraMid-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraMid-Cap by showing the variability of ProFund VP UltraMid-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraMid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraMid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraMid-Cap for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was –51.28% (quarter ended December 31, 2008).

56	< ProFund VP UltraMid-Cap

ProFund VP UltraMid-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP UltraMid-Cap	-67.48%	-10.51%	-8.24%	05/01/02
S&P MidCap 400 Index (1)	-36.24%	-0.09%	1.20%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.75%

Total Annual Fund Operating Expenses	1.75%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraMid-Cap	$171	$544	$942	$2,057

ProFund VP UltraMid-Cap >	57

ProFund VP UltraSmall-Cap

Investment Objective

ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP UltraSmall-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 48.25% (quarter ended June 30, 2003) and the lowest return was –53.53% (quarter ended December 31, 2008).

58	< ProFund VP UltraSmall-Cap

ProFund VP UltraSmall-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP UltraSmall-Cap	-66.18%	-13.51%	-7.71%	10/18/99
Russell 2000 Index (1)	-33.80%	-0.89%	3.58%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.81%

Total Annual Fund Operating Expenses	1.81%
Fee Waivers/Reimbursements**	-0.13%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraSmall-Cap	$171	$557	$968	$2,116

ProFund VP UltraSmall-Cap >	59

ProFund VP UltraNASDAQ-100

Investment Objective

ProFund VP UltraNASDAQ-100 (formerly ProFund VP Ultra OTC) seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraNASDAQ-100 is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraNASDAQ-100 takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraNASDAQ-100 will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 25.59% and 37.46%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP UltraNASDAQ-100 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraNASDAQ-100 by showing the variability of ProFund VP UltraNASDAQ-100 returns from year to year and by comparing average annual total returns of ProFund VP UltraNASDAQ-100 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraNASDAQ-100 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraNASDAQ-100 for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was –61.84% (quarter ended September 30, 2001).

60	< ProFund VP UltraNASDAQ-100

ProFund VP UltraNASDAQ-100

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP UltraNASDAQ-100	-72.74%	-16.61%	-27.79%	10/18/99
NASDAQ-100 Index (1)	-41.57%	-3.34%	-6.73%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraNASDAQ-100. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.75%

Total Annual Fund Operating Expenses	1.75%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraNASDAQ-100 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraNASDAQ-100	$171	$544	$942	$2,057

ProFund VP UltraNASDAQ-100 >	61

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62

Inverse ProFunds VP may be appropriate for investors who:

>	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
>	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

Inverse ProFunds VP

ProFund VP	Index	Daily Benchmark
Bear	S&P 500® Index	100% of the Inverse
Short Mid-Cap	S&P MidCap 400TM Index	100% of the Inverse
Short Small-Cap	Russell 2000® Index	100% of the Inverse
Short Dow 30	Dow Jones Industrial AverageTM	100% of the Inverse
Short NASDAQ-100	NASDAQ-100® Index	100% of the Inverse
Short International	MSCI EAFE Index	100% of the Inverse
Short Emerging Markets	The Bank of New York Mellon Emerging Markets 50 ADR® Index	100% of the Inverse
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse
UltraShort NASDAQ-100	NASDAQ-100 Index	200% of the Inverse

Inverse ProFunds VP >	63

ProFund VP Bear

Investment Objective

ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Bear takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25.79% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Bear are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Bear by showing the variability of ProFund VP Bear returns from year to year and by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was –13.96% (quarter ended June 30, 2003).

64	< ProFund VP Bear

ProFund VP Bear

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Bear	39.92%	2.87%	2.61%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Bear. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.70%

Total Annual Fund Operating Expenses	1.70%
Fee Waivers/Reimbursements**	-0.02%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bear	$171	$534	$921	$2,007

ProFund VP Bear >	65

ProFund VP Short Mid-Cap

Investment Objective

ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If ProFund VP Short Mid-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short Mid-Cap invests in financial instruments that should have similar daily return characteristics as the inverse of the S&P MidCap 400. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowing for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Short Mid-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Mid-Cap by showing the variability of ProFund VP Short Mid-Cap returns from year to year and by comparing average annual total returns of ProFund VP Short Mid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Mid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Mid-Cap for one quarter was 16.99% (quarter ended December 31, 2008) and the lowest return was –5.95% (quarter ended March 31, 2006).

66	< ProFund VP Short Mid-Cap

ProFund VP Short Mid-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Short Mid-Cap	31.83%	2.02%	11/22/04
S&P MidCap 400 Index (1)	-36.24%	-2.58%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short Mid-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Mid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Mid-Cap	$171	$536	$925	$2,017

ProFund VP Short Mid-Cap >	67

ProFund VP Short Small-Cap

Investment Objective

ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short Small-Cap invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Short Small-Cap are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Small-Cap by showing the variability of ProFund VP Short Small-Cap returns from year to year and by comparing average annual total returns of ProFund VP Short Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Small-Cap for one quarter was 17.27% (quarter ended December 31, 2008) and the lowest return was –19.07% (quarter ended June 30, 2003).

68	< ProFund VP Short Small-Cap

ProFund VP Short Small-Cap

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Short Small-Cap	24.08%	0.21%	-6.95%	09/03/02
Russell 2000 Index (1)	-33.80%	-0.89%	5.83%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.69%

Total Annual Fund Operating Expenses	1.69%
Fee Waivers/Reimbursements**	-0.01%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Small-Cap	$171	$532	$917	$1,997

ProFund VP Short Small-Cap >	69

ProFund VP Short Dow 30

Investment Objective

ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (“DJIA”).

If ProFund VP Short Dow 30 is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

ProFund VP Short Dow 30 takes positions in financial instruments that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the DJIA. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the DJIA is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Short Dow 30 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Dow 30 by showing the variability of ProFund VP Short Dow 30 returns from year to year and by comparing average annual total returns of ProFund VP Short Dow 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Dow 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Dow 30 for one quarter was 7.57% (quarter ended December 31, 2008) and the lowest return was –6.67% (quarter ended June 30, 2007).

70	< ProFund VP Short Dow 30

ProFund VP Short Dow 30

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Short Dow 30	25.51%	5.32%	05/01/06
DJIA (1)	-31.92%	-6.85%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.97%

Total Annual Fund Operating Expenses	1.97%
Fee Waivers/Reimbursements**	-0.29%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Dow 30	$171	$590	$1,036	$2,272

ProFund VP Short Dow 30 >	71

ProFund VP Short NASDAQ-100

Investment Objective

ProFund VP Short NASDAQ-100 (formerly ProFund VP Short OTC) seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short NASDAQ-100 is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short NASDAQ-100 takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with similar economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 25.59% and 37.46%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Short NASDAQ-100 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short NASDAQ-100 by showing the variability of ProFund VP Short NASDAQ-100 returns from year to year and by comparing average annual total returns of ProFund VP Short NASDAQ-100 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short NASDAQ-100 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short NASDAQ-100 for one quarter was 18.11% (quarter ended December 31, 2008) and the lowest return was –16.46% (quarter ended June 30, 2003).

72	< ProFund VP Short NASDAQ-100

ProFund VP Short NASDAQ-100

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Short NASDAQ-100	48.16%	2.98%	-3.15%	05/01/02
NASDAQ-100 Index (1)	-41.57%	-3.34%	-0.30%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short NASDAQ-100. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short NASDAQ-100 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short NASDAQ-100	$171	$542	$938	$2,047

ProFund VP Short NASDAQ-100 >	73

ProFund VP Short International

Investment Objective

ProFund VP Short International seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

If ProFund VP Short International ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the daily performance of the related futures contracts when they rise on a given day.

Principal Investment Strategy

ProFund VP Short International takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the daily performance of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. ProFund VP Short International normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Short International are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short International by showing the variability of ProFund VP Short International returns and by comparing average annual total returns of ProFund VP Short International to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short International or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP Short International for one quarter was 18.48% (quarter ended September 30, 2008) and the lowest return was 4.34% (quarter ended December 31, 2008).

74	< ProFund VP Short International

ProFund VP Short International

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Short International	38.23%	25.51%	08/31/07
MSCI EAFE Index (1)	-43.38%	-33.00%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short International. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.76%

Total Annual Fund Operating Expenses	1.76%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short International with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short International	$171	$546	$947	$2,067

ProFund VP Short International >	75

ProFund VP Short Emerging Markets

Investment Objective

ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index.

If ProFund VP Short Emerging Markets ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in The Bank of New York Mellon Emerging Markets 50 ADR Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short Emerging Markets takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the daily performance of the Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. ProFund VP Short Emerging Markets normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Short Emerging Markets are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Emerging Markets by showing the variability of ProFund VP Short Emerging Markets returns and by comparing average annual total returns of ProFund VP Short Emerging Markets to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Emerging Markets or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Emerging Markets for one quarter was 25.99% (quarter ended September 30, 2008) and the lowest return was –6.61% (quarter ended June 30, 2008).

76	< ProFund VP Short Emerging Markets

ProFund VP Short Emerging Markets

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP Short Emerging Markets	32.23%	5.73%	08/31/07
The Bank of New York Mellon Emerging Markets 50 ADR Index (1)	-48.94%	-31.42%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Short Emerging Markets. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.80%

Total Annual Fund Operating Expenses	1.80%
Fee Waivers/Reimbursements**	-0.12%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Emerging Markets with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Emerging Markets	$171	$555	$964	$2,106

ProFund VP Short Emerging Markets >	77

ProFund VP UltraShort Dow 30

Investment Objective

ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (“DJIA”).

If ProFund VP UltraShort Dow 30 is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

ProFund VP UltraShort Dow 30 takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the DJIA. ProFund VP UltraShort Dow 30 will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the DJIA is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP UltraShort Dow 30 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraShort Dow 30 by showing the variability of ProFund VP UltraShort Dow 30 returns from year to year and by comparing average annual total returns of ProFund VP UltraShort Dow 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraShort Dow 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraShort Dow 30 for one quarter was 16.78% (quarter ended March 31, 2008) and the lowest return was –14.05% (quarter ended June 30, 2007).

78	< ProFund VP UltraShort Dow 30

ProFund VP UltraShort Dow 30

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP UltraShort Dow 30	39.37%	4.00%	09/14/06
DJIA (1)	-31.92%	-9.98%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.83%

Total Annual Fund Operating Expenses	1.83%
Fee Waivers/Reimbursements**	-0.15%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort Dow 30	$171	$561	$976	$2,136

ProFund VP UltraShort Dow 30 >	79

ProFund VP UltraShort NASDAQ-100

Investment Objective

ProFund VP UltraShort NASDAQ-100 seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraShort NASDAQ-100 is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP UltraShort NASDAQ-100 takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. ProFund VP UltraShort NASDAQ-100 will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 25.59% and 37.46%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP UltraShort NASDAQ-100 are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraShort NASDAQ-100 by showing the variability of ProFund VP UltraShort NASDAQ-100 returns from year to year and by comparing average annual total returns of ProFund VP UltraShort NASDAQ-100 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraShort NASDAQ-100 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraShort NASDAQ-100 for one quarter was 31.31% (quarter ended March 31, 2008) and the lowest return was –15.11% (quarter ended September 30, 2007).

80	< ProFund VP UltraShort NASDAQ-100

ProFund VP UltraShort NASDAQ-100

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (2)	Inception Date
ProFund VP UltraShort NASDAQ-100	82.06%	7.09%	09/14/06
NASDAQ-100 Index (1)	-41.57%	-14.78%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort NASDAQ-100. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.86%

Total Annual Fund Operating Expenses	1.86%
Fee Waivers/Reimbursements**	-0.18%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort NASDAQ-100 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraShort NASDAQ-100	$171	$567	$989	$2,165

ProFund VP UltraShort NASDAQ-100 >	81

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82

Sector ProFunds VP may be appropriate for investors who:

>	desire to add investments in economic sectors or industry groups with perceived above-average growth potential.
>	actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups as market and economic conditions change.
>	want to gain investment exposure to a particular economic sector or industry group of the U.S. or global economy.

Sector ProFunds VP

ProFund VP	Index	Daily Benchmark
Banks	Dow Jones U.S. BanksSM Index	Match (100%)
Basic Materials	Dow Jones U.S. Basic MaterialsSM Index	Match (100%)
Biotechnology	Dow Jones U.S. BiotechnologySM Index	Match (100%)
Consumer Goods	Dow Jones U.S. Consumer GoodsSM Index	Match (100%)
Consumer Services	Dow Jones U.S. Consumer ServicesSM Index	Match (100%)
Financials	Dow Jones U.S. FinancialsSM Index	Match (100%)
Health Care	Dow Jones U.S. Health CareSM Index	Match (100%)
Industrials	Dow Jones U.S. IndustrialsSM Index	Match (100%)
Internet	Dow Jones Internet CompositeSM Index	Match (100%)
Oil & Gas	Dow Jones U.S. Oil & GasSM Index	Match (100%)
Pharmaceuticals	Dow Jones U.S. PharmaceuticalsSM Index	Match (100%)
Precious Metals	Dow Jones Precious MetalsSM Index	Match (100%)
Real Estate	Dow Jones U.S. Real EstateSM Index	Match (100%)
Semiconductor	Dow Jones U.S. SemiconductorsSM Index	Match (100%)
Technology	Dow Jones U.S. TechnologySM Index	Match (100%)
Telecommunications	Dow Jones U.S. TelecommunicationsSM Index	Match (100%)
Utilities	Dow Jones U.S. UtilitiesSM Index	Match (100%)

Sector ProFunds VP >	83

ProFund VP Banks

Investment Objective

ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index.

Principal Investment Strategy

ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the bank industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Banks are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Banks is also subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Banks by showing the variability of ProFund VP Banks returns from year to year and by comparing average annual total returns of ProFund VP Banks to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Banks or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

During the period covered in the bar chart, the highest return on shares of ProFund VP Banks for one quarter was 28.21% (quarter ended September 30, 2008) and the lowest return was –37.54% (quarter ended December 31, 2008).

84	< ProFund VP Banks

ProFund VP Banks

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Banks	-46.91%	-13.04%	-8.40%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Banks Index (1)	-45.15%	-10.81%	-6.01%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Banks. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.86%

Total Annual Operating Expenses	1.86%
Fee Waivers/Reimbursements**	-0.18%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Banks	$171	$567	$989	$2,165

ProFund VP Banks >	85

ProFund VP Basic Materials

Investment Objective

ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

Principal Investment Strategy

ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Basic Materials Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the chemical industry group, which comprised approximately 57.04% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Basic Materials are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials exceeding demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Basic Materials by showing the variability of ProFund VP Basic Materials returns from year to year and by comparing average annual total returns of ProFund VP Basic Materials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Basic Materials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Basic Materials for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was –34.96% (quarter ended December 31, 2008).

86	< ProFund VP Basic Materials

ProFund VP Basic Materials

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Basic Materials	-51.42%	-3.71%	-1.05%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Basic Materials Index (1)	-50.82%	-1.82%	1.17%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Basic Materials	$171	$536	$925	$2,017

ProFund VP Basic Materials >	87

ProFund VP Biotechnology

Investment Objective

ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

Principal Investment Strategy

ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Biotechnology are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Biotechnology by showing the variability of ProFund VP Biotechnology returns from year to year and by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was 22.16% (quarter ended June 30, 2003) and the lowest return was –30.80% (quarter ended June 30, 2002).

88	< ProFund VP Biotechnology

ProFund VP Biotechnology

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Biotechnology	1.84%	4.78%	-0.83%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-4.20%
Dow Jones U.S. Biotechnology Index (1)	3.75%	7.05%	1.31%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Biotechnology	$171	$542	$938	$2,047

ProFund VP Biotechnology >	89

ProFund VP Consumer Goods

Investment Objective

ProFund VP Consumer Goods seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index.

Principal Investment Strategy

ProFund VP Consumer Goods invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Goods Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Consumer Goods may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in ProFund VP Consumer Goods are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Consumer Goods is also subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that could adversely affect tobacco companies; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and international events that may affect foreign countries from which food and beverage companies may derive a substantial portion of their net income. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Consumer Goods by showing the variability of ProFund VP Consumer Goods returns from year to year and by comparing average annual total returns of ProFund VP Consumer Goods to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Goods or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Goods for one quarter was 13.69% (quarter ended June 30, 2003) and the lowest return was –18.83% (quarter ended December 31, 2008).

90	< ProFund VP Consumer Goods

ProFund VP Consumer Goods

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Consumer Goods	-26.71%	-0.67%	-0.63%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Consumer Goods Index (1)	-25.69%	1.59%	1.74%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Goods. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.92%

Total Annual Operating Expenses	1.92%
Fee Waivers/Reimbursements**	-0.24%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Goods with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Goods	$171	$580	$1,015	$2,224

ProFund VP Consumer Goods >	91

ProFund VP Consumer Services

Investment Objective

ProFund VP Consumer Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index.

Principal Investment Strategy

ProFund VP Consumer Services invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Services Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Consumer Services may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the general retailer industry group, which comprised approximately 45.12% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Consumer Services are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Consumer Services is also subject to risks faced by companies in the consumer services economic sector, including: securities prices and profitability that may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Consumer Services by showing the variability of ProFund VP Consumer Services returns from year to year and by comparing average annual total returns of Pro Fund VP Consumer Services to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Services or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Services for one quarter was 16.78% (quarter ended June 30, 2003) and the lowest return was –19.39% (quarter ended December 31, 2008).

92	< ProFund VP Consumer Services

ProFund VP Consumer Services

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Consumer Services	-31.38%	-6.27%	-5.79%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Consumer Services Index (1)	-30.82%	-4.49%	-3.27%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Services. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	1.49%

Total Annual Operating Expenses	2.49%
Fee Waivers/Reimbursements**	-0.81%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Services with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Services	$171	$698	$1,253	$2,765

ProFund VP Consumer Services >	93

ProFund VP Financials

Investment Objective

ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

Principal Investment Strategy

ProFund VP Financials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Financials Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Financials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the bank industry group, which comprised approximately 42.89% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Financials are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Financials is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses (which usually increase in economic downturns, which may lead to insolvency or other negative consequences); the severe competition to which financial services companies may be subject and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart below and table below provide an indication of the risks of investing in ProFund VP Financials by showing the variability of ProFund VP Financials returns from year to year and by comparing average annual total returns of ProFund VP Financials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Financials for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was –33.08% (quarter ended December 31, 2008).

94	< ProFund VP Financials

ProFund VP Financials

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Financials	-50.54%	-11.64%	-7.20%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Financials Index (1)	-50.40%	-9.60%	-4.80%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Financials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.83%

Total Annual Fund Operating Expenses	1.83%
Fee Waivers/Reimbursements**	-0.15%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Financials	$171	$561	$976	$2,136

ProFund VP Financials >	95

ProFund VP Health Care

Investment Objective

ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index.

Principal Investment Strategy

ProFund VP Health Care invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Health Care Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Health Care may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the healthcare equipment and services, and the pharmaceuticals and biotechnology industry groups, which comprised approximately 30.78% and 69.22%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Health Care are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Health Care is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty that healthcare providers may have in obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Health Care by showing the variability of ProFund VP Health Care returns from year to year and by comparing average annual total returns of ProFund VP Health Care to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Health Care or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Health Care for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was –17.31% (quarter ended June 30, 2002).

96	< ProFund VP Health Care

ProFund VP Health Care

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Health Care	-24.29%	-1.62%	-2.88%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Health Care Index (1)	-22.80%	0.25%	-0.97%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Health Care. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Health Care with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Health Care	$171	$542	$938	$2,047

ProFund VP Health Care >	97

ProFund VP Industrials

Investment Objective

ProFund VP Industrials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index.

Principal Investment Strategy

ProFund VP Industrials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Industrials Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Industrials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the general industrials industry group, which comprised approximately 25.09% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Industrials are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Industrials is also subject to risks faced by companies in the industrials economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Industrials by showing the variability of ProFund VP Industrials returns from year to year and by comparing average annual total returns of ProFund VP Industrials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Industrials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Industrials for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was –24.74% (quarter ended December 31, 2008).

98	< ProFund VP Industrials

ProFund VP Industrials

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Industrials	-40.49%	-2.95%	-1.79%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Industrials Index (1)	-39.55%	-0.80%	0.65%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Industrials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.87%

Total Annual Operating Expenses	1.87%
Fee Waivers/Reimbursements**	-0.19%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Industrials	$171	$569	$993	$2,175

ProFund VP Industrials >	99

ProFund VP Internet

Investment Objective

ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Internet Composite Index.

Principal Investment Strategy

ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones Internet Composite Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Internet are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, ProFund VP Internet is also subject to risks faced by companies in the Internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Internet by showing the variability of ProFund VP Internet returns from year to year and by comparing average annual total returns of ProFund VP Internet to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Internet or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Internet for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was –26.09% (quarter ended December 31, 2008).

100	< ProFund VP Internet

ProFund VP Internet

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Internet	-44.83%	-4.30%	3.25%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones Internet Composite Index (1)	-43.77%	-2.49%	5.67%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Internet. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Internet with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Internet	$171	$548	$951	$2,076

ProFund VP Internet >	101

ProFund VP Oil & Gas

Investment Objective

ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

Principal Investment Strategy

ProFund VP Oil & Gas invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Oil & Gas may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 82.56% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Oil & Gas are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Oil & Gas is also subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Oil & Gas by showing the variability of ProFund VP Oil & Gas returns from year to year and by comparing average annual total returns of ProFund VP Oil & Gas to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Oil & Gas or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Oil & Gas for one quarter was 18.68% (quarter ended September 30, 2005) and the lowest return was –25.75% (quarter ended September 30, 2008).

102	< ProFund VP Oil & Gas

ProFund VP Oil & Gas

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Oil & Gas	-36.95%	11.34%	6.23%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Oil & Gas Index (1)	-35.77%	13.54%	8.89%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Oil & Gas. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Oil & Gas with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Oil & Gas	$171	$536	$925	$2,017

ProFund VP Oil & Gas >	103

ProFund VP Pharmaceuticals

Investment Objective

ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

Principal Investment Strategy

ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Pharmaceuticals are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Pharmaceuticals by showing the variability of ProFund VP Pharmaceuticals returns from year to year and by comparing average annual total returns of ProFund VP Pharmaceuticals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Pharmaceuticals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Pharmaceuticals for one quarter was 11.72% (quarter ended September 30, 2006) and the lowest return was –11.97% (quarter ended March 31, 2008).

104	< ProFund VP Pharmaceuticals

ProFund VP Pharmaceuticals

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Pharmaceuticals	-19.51%	-4.20%	-4.47%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Pharmaceuticals Index (1)	-18.15%	-2.47%	-2.51%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.75%

Total Annual Fund Operating Expenses	1.75%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Pharmaceuticals	$171	$544	$942	$2,057

ProFund VP Pharmaceuticals >	105

ProFund VP Precious Metals

Investment Objective

ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.

Principal Investment Strategy

ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones Precious Metals Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Precious Metals are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Precious Metals by showing the variability of ProFund VP Precious Metals returns from year to year and by comparing average annual total returns of ProFund VP Precious Metals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Precious Metals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when ProFund VP Precious Metals sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange® Gold/Silver SectorTM Index.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Precious Metals for one quarter was 25.55% (quarter ended September 30, 2007) and the lowest return was –32.44% (quarter ended September 30, 2008).

106	< ProFund VP Precious Metals

ProFund VP Precious Metals

Fund Performance

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Precious Metals	-30.76%	0.70%	5.34%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones Precious Metals Index (1)	-28.84%	3.29%	8.51%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.69%

Total Annual Fund Operating Expenses	1.69%
Fee Waivers/Reimbursements**	-0.01%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Precious Metals	$171	$532	$917	$1,997

ProFund VP Precious Metals >	107

ProFund VP Real Estate

Investment Objective

ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

Principal Investment Strategy

ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Real Estate are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate economic sector, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; potentially extreme changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting real estate investment trusts (“REITs”), which would subject such REITs to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Real Estate by showing the variability of ProFund VP Real Estate returns from year to year and by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 14.59% (quarter ended March 31, 2006) and the lowest return was –38.94% (quarter ended December 31, 2008).

108	< ProFund VP Real Estate

ProFund VP Real Estate

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Real Estate	-41.25%	-3.21%	2.68%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Real Estate Index (1)	-40.07%	-0.89%	5.43%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Real Estate	$171	$548	$951	$2,076

ProFund VP Real Estate >	109

ProFund VP Semiconductor

Investment Objective

ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index.

Principal Investment Strategy

ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Semiconductors Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Semiconductor are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor economic sector, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; the wide fluctuation of securities prices due to risks of rapid obsolescence of products; the poor economic performance of customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; substantial capital equipment expenditures and the potentially rapid obsolescence of equipment; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Semiconductor by showing the variability of ProFund VP Semiconductor returns from year to year and by comparing average annual total returns of ProFund VP Semiconductor to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Semiconductor or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Semiconductor for one quarter was 25.22% (quarter ended June 30, 2003) and the lowest return was –27.07% (quarter ended December 31, 2008).

110	< ProFund VP Semiconductor

ProFund VP Semiconductor

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Semiconductor	-49.79%	-16.13%	-12.65%	05/01/02
S&P 500 Index (1)	-36.99%	-2.19%	-0.86%
Dow Jones U.S. Semiconductors Index (1)	-49.15%	-14.30%	-10.57%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.94%

Total Annual Fund Operating Expenses	1.94%
Fee Waivers/Reimbursements**	-0.26%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Semiconductor	$171	$584	$1,023	$2,243

ProFund VP Semiconductor >	111

ProFund VP Technology

Investment Objective

ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index.

Principal Investment Strategy

ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Technology Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the software and computer services, and the technology hardware and equipment industry groups, which comprised approximately 45.47% and 54.33%, respectively of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Technology are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, ProFund VP Technology is also subject to risks faced by companies in the technology economic sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Technology by showing the variability of ProFund VP Technology and by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31, 2002) and the lowest return was –27.58% (quarter ended June 30, 2002).

112	< ProFund VP Technology

ProFund VP Technology

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Technology	-44.35%	-7.06%	-12.08%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Technology Index (1)	-42.87%	-5.21%	-9.93%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Technology. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.73%

Total Annual Fund Operating Expenses	1.73%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Technology	$171	$540	$934	$2,037

ProFund VP Technology >	113

ProFund VP Telecommunications

Investment Objective

ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

Principal Investment Strategy

ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Telecommunications Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the fixed-line telecommunications industry group, which comprised approximately 94.58% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Telecommunications are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Telecommunications by showing the variability of ProFund VP Telecommunications returns from year to year and by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was –26.49% (quarter ended September 30, 2002).

114	< ProFund VP Telecommunications

ProFund VP Telecommunications

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Telecommunications	-34.42%	0.59%	-9.03%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Telecommunications Index (1)	-32.93%	2.85%	-6.05%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.68%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Telecommunications	$171	$548	$951	$2,076

ProFund VP Telecommunications >	115

ProFund VP Utilities

Investment Objective

ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

Principal Investment Strategy

ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Utilities Index. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on December 31, 2008, the Index was concentrated in the electricity, and the gas, water and multi-utilities industry groups, which comprised approximately 73.93% and 26.07%, respectively of the market capitalization of the Index.

Principal Risks

The principal risks of investing in ProFund VP Utilities are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; fluctuations in the value of regulated utility debt instruments (and, to a lesser extent, equity securities), which tend to have an inverse relationship with the movement of interest rates; ongoing deregulation allowing utilities to diversify outside of their original geographic regions and their traditional lines of business, which may lead them to engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Utilities by showing the variability of ProFund VP Utilities returns from year to year and by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was –20.47% (quarter ended September 30, 2002).

116	< ProFund VP Utilities

ProFund VP Utilities

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (2)	Inception Date
ProFund VP Utilities	-30.70%	5.54%	-0.06%	01/22/01
S&P 500 Index (1)	-36.99%	-2.19%	-3.13%
Dow Jones U.S. Utilities Index (1)	-30.25%	7.34%	2.15%
(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.73%

Total Annual Fund Operating Expenses	1.73%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual Fund Operating Expenses	1.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Utilities	$171	$540	$934	$2,037

ProFund VP Utilities >	117

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118

ProFund VP U.S. Government Plus may be appropriate for investors who:

>	expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

ProFund VP Rising Rates Opportunity may be appropriate for investors who:

>	expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.
>	are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

ProFund VP Falling U.S. Dollar may also be appropriate for investors who:

>	expect the value of the dollar to fall relative to the foreign currencies represented in the U.S. Dollar Index®.

Non-Equity ProFunds VP

ProFund VP	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse
Falling U.S. Dollar	U.S. Dollar Index®	100% of the Inverse

Non-Equity ProFunds VP >	119

ProFund VP U.S. Government Plus

Investment Objective

ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy

ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund VP commits at least 80% of its net assets, including borrowings for investment purposes, if any, to U.S. Government securities and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in ProFund VP U.S. Government Plus are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

An investment in ProFund VP U.S. Government Plus is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP U.S. Government Plus by showing the variability of ProFund VP U.S. Government Plus returns from year to year and by comparing average annual total returns of ProFund VP U.S. Government Plus to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP U.S. Government Plus or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP U.S. Government Plus for one quarter was 42.34% (quarter ended December 31, 2008) and the lowest return was –8.45% (quarter ended March 31, 2006).

120	< ProFund VP U.S. Government Plus

ProFund VP U.S. Government Plus

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
ProFund VP U.S. Government Plus	49.73%	13.17%	11.89%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index (1)	25.00%	9.82%	9.75%
30-year U.S. Treasury Bond (“Long Bond”) (2)	41.81%	12.69%	11.92%
(1)	The Barclays Capital U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(2)	Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.68%

Total Annual Fund Operating Expenses	1.43%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual Fund Operating Expenses	1.38%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.38% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP U.S. Government Plus	$140	$448	$777	$1,709

ProFund VP U.S. Government Plus >	121

ProFund VP Rising Rates Opportunity

Investment Objective

ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall and increase as interest rates rise.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy

ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in ProFund VP Rising Rates Opportunity are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition, ProFund VP Rising Rates Opportunity is required to take short positions with respect to the Long Bond under which ProFund VP Rising Rates Opportunity is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, ProFund VP Rising Rates Opportunity bears the risk that the costs of these positions will exceed other aspects of total return, which would cause ProFund VP Rising Rates Opportunity to lose value.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Rising Rates Opportunity by showing the variability of ProFund VP Rising Rates Opportunity returns from year to year and by comparing average annual total returns of ProFund VP Rising Rates Opportunity to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Rising Rates Opportunity or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Rising Rates Opportunity for one quarter was 10.14% (quarter ended March 31, 2006) and the lowest return was –32.65% (quarter ended December 31, 2008).

122	< ProFund VP Rising Rates Opportunity

ProFund VP Rising Rates Opportunity

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception (3)	Inception Date
ProFund VP Rising Rates Opportunity	-37.97%	-11.87%	-12.41%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index (1)	25.00%	9.82%	9.75%
30-year U.S. Treasury Bond (“Long Bond”) (2)	41.81%	12.69%	11.92%
(1)	The Barclays Capital U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(2)	Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.66%

Total Annual Fund Operating Expenses	1.66%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Rising Rates Opportunity	$169	$523	$902	$1,965

ProFund VP Rising Rates Opportunity >	123

ProFund VP Falling U.S. Dollar

Investment Objective

ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

If ProFund VP Falling U.S. Dollar is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the U.S. Dollar Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index.

Principal Investment Strategy

ProFund VP Falling U.S. Dollar takes positions directly in financial instruments that, in combination, should have similar daily return characteristics as inverse of the U.S. Dollar Index. ProFund VP Falling U.S. Dollar’s assets will have significant exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in either foreign-denominated money market instruments or forward swaps and futures combined with dollar-denominated debt instruments or money market instruments.

Principal Risks

The principal risks of investing in ProFund VP Falling U.S. Dollar are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, exposure to foreign investments risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, tax risk and valuation time risk.

In addition to the risks described above, investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. General money market movements in any country where a ProFund VP has investments are likely to affect the value of the instruments the ProFund VP owns that are denominated in that country’s currency. These risks can increase the potential for losses in the Fund and affect its share price.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Falling U.S. Dollar by showing the variability of ProFund VP Falling U.S. Dollar returns and by comparing average annual total returns of ProFund VP Falling U.S. Dollar to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Falling U.S. Dollar or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31

During the period covered in the bar chart, the highest return on shares of ProFund VP Falling U.S. Dollar for one quarter was 6.81% (quarter ended March 31, 2008) and the lowest return was –8.34% (quarter ended September 30, 2008).

124	< ProFund VP Falling U.S. Dollar

ProFund VP Falling U.S. Dollar

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Since Inception (3)	Inception Date
ProFund VP Falling U.S. Dollar	-4.86%	0.75%	08/31/07
S&P 500 Index (1)	-36.99%	-29.11%
U.S. Dollar Index (2)	5.99%	0.33%
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Falling U.S. Dollar. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.60%

Total Annual Operating Expenses	1.60%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.

Example: This example is intended to help you compare the cost of investing in ProFund VP Falling U.S. Dollar with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Falling U.S. Dollar	$163	$505	$871	$1,900

ProFund VP Falling U.S. Dollar >	125

ProFund VP Money Market

Investment Objective

ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate such as: debt instruments, U.S. government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>	have received the highest short-term rating from two nationally recognized statistical rating organizations;
>	have received the highest short-term rating from one rating organization (if only one organization rates the security);
>	if unrated, are determined to be of comparable quality by ProFund Advisors; or
>	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the SAI.

Principal Risks

The principal risks of investing in ProFund VP Money Market are active investor risk, credit risk, debt instrument risk, interest rate risk and market risk. In addition, ProFund VP Money Market is also subject to the following risks:

>

Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The ProFund VP Money Market only buys high quality securities with minimal credit risk. Also the ProFund VP Money Market primarily buys securities with remaining maturities 13 months or less. This reduces the risk that the issuer’s creditworthiness will change or that the issuer will default on the principal and interest payments of the obligation.

>

Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services economic sector, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

>

Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

>

Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market’s yield to lag behind those of similar money market funds.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Money Market by showing the variability of ProFund VP Money Market returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 1.00% (quarter ended September 30, 2006) and the lowest return was 0.00% (quarter ended September 30, 2002).

126	< ProFund VP Money Market

ProFund VP Money Market

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2008	One Year	Five Years	Since Inception	Inception Date
ProFund VP Money Market	0.84%	2.02%	1.46%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2008 was 0.04%.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.47%

Total Annual Fund Operating Expenses	1.47%
Fee Waivers/Reimbursements**	-0.12%

Total Net Annual Fund Operating Expenses	1.35%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses have been restated to reflect changes approved as of May 31, 2008 to the contractual amounts of fees paid for management services.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through April 30, 2010. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors. Due to the Fund’s participation in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), the Fund may pay fees to the United States Department of the Treasury, as extraordinary expenses, that will cause the Fund’s Total Net Annual Fund Operating Expenses to exceed 1.35%. Please see “Temporary Guarantee Program” for more details, including the period of time for which the Fund will participate in the Program. ProFund Advisors may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund at a certain level as determined by ProFund Advisors. ProFund Advisors may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Money Market	$137	$453	$791	$1,747

ProFund VP Money Market >	127

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128

General ProFunds VP Information

“Purchases, redemptions and exchanges of shares are effected at the net asset value (“NAV”) per share next determined after a purchase order, redemption or exchange request is received in good order.”

General ProFunds VP Information >	129

General ProFunds VP Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the next computed net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund VP calculates its NAV by taking the market value of the ProFund VP’s assets, subtracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Swap agreements are valued at the market value, which is the current value of all gains or losses since the position was established. The current value is calculated based on price appreciation or depreciation, financing charges, commissions or trading costs, and dividends or income. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFund VP may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund VP’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

ProFund VP Money Market uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

At least annually, each of the ProFunds VP intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains Paid
	Accrued	Paid

VP Money Market	Daily	Monthly	Annually*

VP U.S. Government Plus	Daily	Monthly	Annually*

VP Real Estate	Quarterly	Quarterly	Annually*

All other ProFunds VP	Annually	Annually	Annually

*	ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year. Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution, unless the insurance company separate account has written to request a direct cash distribution.

ProFund VP Money Market may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash

130	< General ProFunds VP Information

General ProFunds VP Information

for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Distribution (12b-1) Plan Fees

Under a Rule 12b-1 distribution plan adopted by the Board of Trustees, each ProFund VP may pay insurance companies, broker-dealers, banks and other financial institutions an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the “Distributor”) and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors may from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Service Fees

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

Frequent Purchases and Redemptions of ProFund VP Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.”

General ProFunds VP Information >	131

General ProFunds VP Information

Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under “ProFunds VP Investment Objectives, Principal Investment Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively affect a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP’s portfolio securities is available in the ProFunds VP’s Statement of Additional Information and on the ProFunds VP’s website at www.profunds.com.

Tax Consequences

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a ProFund VP qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the ProFund VP will not be subject to federal income tax on its investment income and net capital gains that it distributes to shareholders in a timely manner.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, (iii) qualified tuition programs as described in Section 529 of the Code, or (iv) certain qualified Puerto Rican segregated asset accounts. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance and annuity contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements for qualification as a regulated investment company. In addition, each ProFund VP will diversify its investments in accordance with the requirements of Section 817(h) so that, on the last day of each quarter of each calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security guaranteed (to the extent so guaranteed) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance and annuity contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the Internal Revenue Service (“IRS”) finds an impermissible level of “investor control” of investment options underlying variable contracts, the advantageous tax treatment provided with respect to insurance company separate accounts under the Code will no longer be available. Please see the Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Investments by a ProFund VP in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

If a ProFund VP were to fail to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits, including any distributions for net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The ProFund VP could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Except where noted, the discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the applicable Code rules.

Because the shareholders of the ProFunds VP will be separate accounts, no attempt is made here to particularly describe the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. See the Statement of Additional Information for more information on taxes.

132	< General ProFunds VP Information

ProFunds Management

“The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.”

ProFunds Management >	133

ProFunds Management

Board Of Trustees And Officers

The ProFunds VP are series of ProFunds (the “Trust”), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust’s officers are responsible for day-to-day operations of the ProFunds VP.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds’ annual report to shareholders dated December 31, 2008. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual fund: 0.00% of the Fund’s daily net asset value up to $500 million, 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion. During the year ended December 31, 2008, no Fund’s annual investment advisory fee was subject such reductions. During the year ended December 31, 2008, each ProFund VP paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)	Net Amount
Bull	0.69%
Small-Cap	0.75%
Dow 30	0.75%
NASDAQ-100	0.65%
Large-Cap Value	0.61%
Large-Cap Growth	0.64%
Mid-Cap	0.57%
Mid-Cap Value	0.63%
Mid-Cap Growth	0.63%
Small-Cap Value	0.50%
Small-Cap Growth	0.58%
Asia 30	0.72%
Europe 30	0.71%
International	0.55%
Emerging Markets	0.71%
Japan	0.69%
UltraBull	0.62%
UltraMid-Cap	0.65%
UltraSmall-Cap	0.60%
UltraNASDAQ-100	0.65%
Bear	0.69%
Short Mid-Cap	0.68%
Short Small-Cap	0.70%
Short Dow 30	0.44%
Short NASDAQ-100	0.65%
Short International	0.63%
Short Emerging Markets	0.60%
UltraShort Dow 30	0.57%

Fees Paid (as a percentage of average daily net assets)	Net Amount
UltraShort NASDAQ-100	0.55%
Banks	0.56%
Basic Materials	0.68%
Biotechnology	0.65%
Consumer Goods	0.50%
Consumer Services	0.00%
Financials	0.57%
Health Care	0.65%
Industrials	0.54%
Internet	0.63%
Oil & Gas	0.68%
Pharmaceuticals	0.64%
Precious Metals	0.71%
Real Estate	0.63%
Semiconductor	0.48%
Technology	0.67%
Telecommunications	0.63%
Utilities	0.67%
U.S. Government Plus	0.41%
Rising Rates Opportunity	0.72%
Falling Dollar	0.73%
Money Market	0.33%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShares Advisors since 2005 and of ProShare Capital Management LLC since 2008. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors since 1997, of ProShare Advisors LLC since 2005 and of ProShare Capital Management LLC since 2008. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997- 2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund VP is managed by an investment team overseen by Todd B. Johnson.

Todd B. Johnson has been Chief Investment Officer at ProFund Advisors since December 2008. He is an investment professional with more than twenty years of experience in the area of indexed and quantitative investments. He was previously Managing Director, President and Chief Investment Officer for World Asset Management, Inc. from 1994 to November 2008. Mr. Johnson earned an M.B.A. from Wayne State University and a B.A. in Finance from Michigan State University.

134	< ProFunds Management

ProFunds Management

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, Mid-Cap, Dow 30, NASDAQ-100, Asia 30, Europe 30, International, Emerging Markets, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraNASDAQ-100, Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30 and Short NASDAQ-100, Short International, Short Emerging Markets, UltraShort Dow 30 and UltraShort NASDAQ-100.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit Senior Portfolio Manager	Since 03/2000	ProFund Advisors – Senior Portfolio Manager since May 2007; Team Leader since April 2002 and Portfolio Manager from March 2000 – May 2007.
Erik G. Benke, CFA Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005. AIM Investments – Trader from October 2001 – January 2005.
Ashwin Joshi Associate Portfolio Manager	Since 11/2006	ProFunds Advisors – Associate Portfolio Manager since July 2006. ETrade Global Asset Management – Portfolio Manager August 2001 – March 2005.
Rachel Ames Portfolio Analyst	Since 11/2006	ProFunds Advisors – Portfolio Analyst since May 2007 and Junior Portfolio Analyst from June 2004 – May 2007. Ferris Baker Watts – Intern from May 2003 – May 2004.

ProFund VP: Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth and all Sector ProFunds VP.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Hratch Najarian Portfolio Manager	Since 04/2002	ProFund Advisors – Portfolio Manager since May 2007; Associate Portfolio Manager November 2004 – April 2007; Portfolio Analyst July 2003 – November 2004; and Junior Analyst April 2002 – July 2003.
Adam Croll Associate Portfolio Manager	Since 07/2005	ProFund Advisors – Associate Portfolio Manager since July 2005. SOL Capital Management – Analyst/Trader May 2001 – July 2005.

ProFund VP: U.S. Government Plus and Rising Rates Opportunity.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Jeffrey Ploshnick Senior Portfolio Manager	Since 11/2006	ProFund Advisors – Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 – April 2007.
Sarah M. Abdow Portfolio Analyst	Since 12/2007	ProFund Advisors – Portfolio Analyst since August 2007. ASB Capital Management – Assistant Vice President from August 2003 – June 2007.

ProFund VP: Falling U.S. Dollar.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit Senior Portfolio Manager	Since 03/2000	ProFund Advisors – Senior Portfolio Manager since May 2007; Team Leader since April 2002 and Portfolio Manager from March 2000 – May 2007.
Erik G. Benke, CFA Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005. AIM Investments – Trader from October 2001 – January 2005.
Rachel Ames Portfolio Analyst	Since 11/2006	ProFunds Advisors – Portfolio Analyst since May 2007 and Junior Portfolio Analyst from June 2004 – May 2007. Ferris Baker Watts – Intern from May 2003 – May 2004.

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

ProFunds Management >	135

ProFunds Management

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, acts as the distributor of ProFund VP shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2008, each ProFund VP paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)	Net Amount
Bull	0.09%
Small-Cap	0.10%
Dow 30	0.10%
NASDAQ-100	0.09%
Large-Cap Value	0.08%
Large-Cap Growth	0.09%
Mid-Cap	0.08%
Mid-Cap Value	0.08%
Mid-Cap Growth	0.08%
Small-Cap Value	0.07%
Small-Cap Growth	0.08%
Asia 30	0.10%
Europe 30	0.09%
International	0.07%
Emerging Markets	0.10%
Japan	0.09%
UltraBull	0.08%
UltraMid-Cap	0.09%
UltraSmall-Cap	0.08%
UltraNASDAQ-100	0.09%
Bear	0.09%
Short Mid-Cap	0.09%
Short Small-Cap	0.09%
Short Dow 30	0.06%
Short NASDAQ-100	0.09%
Short International	0.08%
Short Emerging Markets	0.08%
UltraShort Dow 30	0.10%
UltraShort NASDAQ-100	0.07%
Banks	0.07%
Basic Materials	0.09%
Biotechnology	0.09%
Consumer Goods	0.07%
Consumer Services	0.00%
Financials	0.08%
Health Care	0.09%
Industrials	0.07%
Internet	0.08%
Oil & Gas	0.09%
Pharmaceuticals	0.09%
Precious Metals	0.09%
Real Estate	0.08%
Semiconductor	0.06%
Technology	0.09%
Telecommunications	0.08%
Utilities	0.09%
U.S. Government Plus	0.08%
Rising Rates Opportunity	0.10%
Falling Dollar	0.10%
Money Market	0.04%

136	< ProFunds Management

The following tables are intended to help you understand the financial history of each ProFund VP for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP, which is readily available upon request.

Financial Highlights

Financial Highlights >	137

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Bull	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$30.90	0.16	(11.68)	(11.52)	—	(0.45)	(0.45)	$18.93	(37.67)%	1.73%	1.63%	0.63%	$70,523	259%
For the Year Ended December 31, 2007	$30.40	0.19	0.89	1.08	(0.18)	(0.40)	(0.58)	$30.90	3.55%	1.67%	1.62%	0.60%	$163,524	175%
For the Year Ended December 31, 2006	$28.27	0.11	3.63	3.74	(0.08)	(1.53)	(1.61)	$30.40	13.66%	1.70%	1.67%	0.38%	$310,894	224%
For the Year Ended December 31, 2005	$27.59	0.06	0.69	0.75	(0.07)	—	(0.07)	$28.27	2.74%	1.78%	1.78%	0.21%	$297,546	273%
For the Year Ended December 31, 2004	$25.72	0.06	2.19	2.25	—	(0.38)	(0.38)	$27.59	8.83%	1.78%	1.78%	0.22%	$391,257	202%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Small-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$30.71	(0.10)	(9.82)	(9.92)	(0.08)	(2.96)	(3.04)	$17.75	(35.44)%	1.65%	1.62%	(0.37)%	$2,815	69%
For the Year Ended December 31, 2007	$37.24	0.06	(0.82)	(0.76)	(0.28)	(5.49)	(5.77)	$30.71	(2.21)%	1.61%	1.56%	0.15%	$68,525	40%
For the Year Ended December 31, 2006	$32.95	0.17	4.65	4.82	—	(0.53)	(0.53)	$37.24	14.75%	1.59%	1.55%	0.47%	$119,948	53%
For the Year Ended December 31, 2005	$35.93	— (b)	1.04	1.04	—	(4.02)	(4.02)	$32.95	2.81%	1.60%	1.60%	(0.01)%	$117,108	67%
For the Year Ended December 31, 2004	$31.62	(0.14)	5.37	5.23	—	(0.92)	(0.92)	$35.93	16.74%	1.61%	1.61%	(0.44)%	$147,828	161%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

138	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
ProFund VP Dow 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)	Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(e)
For the Year Ended December 31, 2008	$38.60	0.17	(13.63)	(13.46)	(1.10)	(1.81)	(2.91)	$22.23	(36.73)%		1.57%	1.55%	0.55%	$203	7,356%
For the Year Ended December 31, 2007	$34.26	1.20	3.23	4.43	(0.09)	—	(0.09)	$38.60	12.94%		1.39%	1.34%	3.27%	$515	40,865%
For the Period May 1, 2006 through December 31, 2006(a)	$30.00	0.67	3.59	4.26	—	—	—	$34.26	14.20	%(c)	1.69%	1.63%	3.09%	$6,032	6,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP NASDAQ-100	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$18.62	(0.16)	(7.75)	(7.91)	—	$10.71	(42.48)%	1.76%	1.63%	(1.02)%	$22,323	470%
For the Year Ended December 31, 2007	$15.83	(0.12)	2.91	2.79	—	$18.62	17.62%	1.69%	1.63%	(0.68)%	$109,947	336%
For the Year Ended December 31, 2006	$15.01	(0.16)	0.98	0.82	—	$15.83	5.46%	1.73%	1.70%	(1.05)%	$73,789	258%
For the Year Ended December 31, 2005	$16.45	(0.18)	0.18	—	(1.44)	$15.01	0.18%	1.84%	1.84%	(1.21)%	$90,330	387%
For the Year Ended December 31, 2004	$15.79	(0.12)	1.42	1.30	(0.64)	$16.45	8.53%	1.87%	1.87%	(0.75)%	$157,144	540%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	139

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
ProFund VP Mid-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)	Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(e)
For the Year Ended December 31, 2008	$29.71	(0.01)	(11.36)	(11.37)	(0.09)	$18.25	(38.37)%		1.84%	1.63%	(0.05)%	$1,982	—
For the Period August 31, 2007 through December 31, 2007(a)	$30.00	0.30	(0.59)	(0.29)	—	$29.71	(0.97	)%(c)	2.02%	1.63%	2.98%	$194	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
ProFund VP Large-Cap Value	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)		Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)	Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$37.43	0.49		(14.16)	(13.67)	(0.62)	(4.62)	(5.24)	$18.52	(40.46)%		1.82%	1.63%	1.69%	$33,194	304%
For the Year Ended December 31, 2007	$40.02	0.32		(0.16)	0.16	(0.28)	(2.47)	(2.75)	$37.43	0.15%		1.72%	1.63%	0.77%	$70,937	250%
For the Year Ended December 31, 2006	$34.26	0.24		6.09	6.33	(0.06)	(0.51)	(0.57)	$40.02	18.67%		1.74%	1.70%	0.66%	$156,784	277%
For the Year Ended December 31, 2005	$33.48	0.13		0.94	1.07	— (c)	(0.29)	(0.29)	$34.26	3.21%		2.00%	1.98%	0.40%	$79,122	499%
For the Period May 3, 2004 through December 31, 2004(a)	$30.00	—	(c)	3.48	3.48	—	—	—	$33.48	11.60	%(d)	2.04%	1.98%	(0.01)%	$4,922	1,352	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

140	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
ProFund VP Large-Cap Growth	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)	Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$36.02	(0.05)	(12.62)	(12.67)	—		(0.48)	(0.48)	$22.87	(35.52)%		1.77%	1.63%	(0.17)%	$23,742	239%
For the Year Ended December 31, 2007	$34.28	(0.09)	2.47	2.38	—		(0.64)	(0.64)	$36.02	6.96%		1.72%	1.65%	(0.24)%	$75,835	298%
For the Year Ended December 31, 2006	$31.83	(0.09)	2.95	2.86	—		(0.41)	(0.41)	$34.28	9.06%		1.76%	1.73%	(0.27)%	$76,688	230%
For the Year Ended December 31, 2005	$31.61	(0.14)	0.42	0.28	—	(c)	(0.06)	(0.06)	$31.83	0.90%		1.94%	1.94%	(0.43)%	$83,512	635%
For the Period May 3, 2004 through December 31, 2004(a)	$30.00	0.04	1.57	1.61	—		—	—	$31.61	5.37	%(d)	3.06%	1.98%	0.18%	$3,901	1,134	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not Annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Mid-Cap Value	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$31.51	0.18	(10.18)	(10.00)	—	(4.79)	(4.79)	$16.72	(36.29)%	1.79%	1.63%	0.68%	$18,489	288%
For the Year Ended December 31, 2007	$32.46	(0.02)	0.36	0.34	(0.20)	(1.09)	(1.29)	$31.51	0.97%	1.72%	1.63%	(0.07)%	$65,419	323%
For the Year Ended December 31, 2006	$34.73	0.13	3.69	3.82	(0.01)	(6.08)	(6.09)	$32.46	12.30%	1.76%	1.70%	0.37%	$104,736	560%
For the Year Ended December 31, 2005	$34.87	0.01	3.05	3.06	—	(3.20)	(3.20)	$34.73	8.84%	1.87%	1.87%	0.02%	$99,606	964%
For the Year Ended December 31, 2004	$31.56	(0.10)	5.02	4.92	—	(1.61)	(1.61)	$34.87	15.96%	1.92%	1.92%	(0.30)%	$125,416	748%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	141

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Mid-Cap Growth	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$35.14	(0.32)	(12.23)	(12.55)	(3.33)	$19.26	(38.81)%	1.79%	1.63%	(1.04)%	$19,285	427%
For the Year Ended December 31, 2007	$34.62	(0.23)	4.23	4.00	(3.48)	$35.14	11.74%	1.72%	1.66%	(0.63)%	$65,303	616%
For the Year Ended December 31, 2006	$34.84	(0.40)	1.69	1.29	(1.51)	$34.62	3.98%	1.78%	1.76%	(1.13)%	$67,116	685%
For the Year Ended December 31, 2005	$32.34	(0.36)	3.95	3.59	(1.09)	$34.84	11.22%	1.89%	1.89%	(1.07)%	$155,722	943%
For the Year Ended December 31, 2004	$29.80	(0.36)	3.62	3.26	(0.72)	$32.34	11.08%	1.94%	1.94%	(1.20)%	$75,078	792%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Small-Cap Value	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$28.81	0.07	(8.41)	(8.34)	(1.84)	$18.63	(30.68)%	1.93%	1.63%	0.28%	$18,853	459%
For the Year Ended December 31, 2007	$36.64	(0.08)	(2.27)	(2.35)	(5.48)	$28.81	(7.22)%	1.76%	1.63%	(0.21)%	$31,970	291%
For the Year Ended December 31, 2006	$32.88	(0.12)	5.71	5.59	(1.83)	$36.64	17.43%	1.79%	1.75%	(0.34)%	$102,760	436%
For the Year Ended December 31, 2005	$33.54	(0.23)	1.59	1.36	(2.02)	$32.88	4.00%	1.91%	1.91%	(0.69)%	$62,820	573%
For the Year Ended December 31, 2004	$28.97	(0.16)	5.92	5.76	(1.19)	$33.54	20.12%	1.95%	1.95%	(0.53)%	$179,162	819%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

142	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Small-Cap Growth	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$28.38	(0.26)	(9.31)		(9.57)	(0.28)	$18.53	(34.03)%	1.84%	1.63%	(1.05)%	$25,418	398%
For the Year Ended December 31, 2007	$32.53	(0.42)	1.93	(b)	1.51	(5.66)	$28.38	4.06%	1.73%	1.67%	(1.26)%	$39,499	454%
For the Year Ended December 31, 2006	$38.80	(0.51)	3.31		2.80	(9.07)	$32.53	8.65%	1.79%	1.77%	(1.31)%	$81,479	472%
For the Year Ended December 31, 2005	$36.08	(0.38)	3.10		2.72	—	$38.80	7.54%	1.85%	1.85%	(1.03)%	$186,934	585%
For the Year Ended December 31, 2004	$31.35	(0.44)	6.57		6.13	(1.40)	$36.08	19.80%	1.90%	1.90%	(1.32)%	$210,984	979%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
ProFund VP Asia 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$90.97	0.52	(44.39)	(43.87)	(0.58)	(7.17)	(7.75)	$39.35	(50.82)%	1.69%	1.63%		0.76%	$57,071	177%
For the Year Ended December 31, 2007	$61.61	0.32	29.10	29.42	(0.06)	—	(0.06)	$90.97	47.74%	1.65%	1.60%		0.42%	$257,274	214%
For the Year Ended December 31, 2006	$44.47	0.07	17.34	17.41	(0.27)	—	(0.27)	$61.61	39.29%	1.71%	1.68	%(b)	0.13%	$182,177	161%
For the Year Ended December 31, 2005	$37.30	0.40	6.87	7.27	(0.10)	—	(0.10)	$44.47	19.51%	1.82%	1.82%		0.97%	$73,464	256%
For the Year Ended December 31, 2004	$38.76	0.11	(0.38)	(0.27)	(0.12)	(1.07)	(1.19)	$37.30	(0.54)%	1.86%	1.86%		0.29%	$41,545	473%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	143

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Europe 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$35.53	0.60	(14.76)	(14.16)	(0.63)	(4.42)	(5.05)	$16.32	(44.00)%	1.70%	1.63%	2.12%	$31,407	160%
For the Year Ended December 31, 2007	$31.99	0.31	4.33	4.64	(0.78)	(0.32)	(1.10)	$35.53	14.58%	1.66%	1.61%	0.88%	$131,721	280%
For the Year Ended December 31, 2006	$27.96	0.64	4.18	4.82	(0.12)	(0.67)	(0.79)	$31.99	17.51%	1.69%	1.66%	2.12%	$160,024	172%
For the Year Ended December 31, 2005	$28.28	0.13	2.14	2.27	(0.04)	(2.55)	(2.59)	$27.96	8.09%	1.76%	1.76%	0.45%	$120,469	230%
For the Year Ended December 31, 2004	$24.96	0.03	3.53	3.56	(0.03)	(0.21)	(0.24)	$28.28	14.32%	1.78%	1.78%	0.12%	$140,608	319%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
ProFund VP International	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)	Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$30.68	0.04	(13.60)		(13.56)	(0.23)	$16.89	(44.40)%		1.87%	1.63%	0.19%	$1,018	—
For the Period August 31, 2007 through December 31, 2007(a)	$30.00	0.30	0.38	(c)	0.68	—	$30.68	2.27	%(d)	1.76%	1.63%	2.95%	$483	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

144	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
ProFund VP Emerging Markets	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)	Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$35.13	0.10	(17.62)		(17.52)	(0.26)	(0.01)	(0.27)	$17.34	(50.09)%		1.68%	1.63%	0.34%	$4,310	—
For the Period August 31, 2007 through December 31, 2007(a)	$30.00	0.35	4.78	(c)	5.13	—	—	—	$35.13	17.07	%(d)	1.68%	1.63%	3.09%	$3,325	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Japan	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$24.18	0.09	(9.30)	(9.21)	(2.56)	—	(2.56)	$12.41	(40.84)%	1.72%	1.63%	0.46%	$11,393	—
For the Year Ended December 31, 2007	$28.59	0.98	(3.76)	(2.78)	(1.63)	—	(1.63)	$24.18	(9.99)%	1.68%	1.63%	3.44%	$25,102	—
For the Year Ended December 31, 2006	$39.15	1.10	1.77	2.87	(0.44)	(12.99)	(13.43)	$28.59	10.86%	1.73%	1.70%	3.06%	$68,027	—
For the Year Ended December 31, 2005	$27.62	0.49	11.04	11.53	—	—	—	$39.15	41.78%	1.83%	1.83%	1.52%	$129,155	—
For the Year Ended December 31, 2004	$27.84	(0.21)	2.20	1.99	—	(2.21)	(2.21)	$27.62	7.56%	1.85%	1.85%	(0.72)%	$27,659	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	145

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP UltraBull	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$21.04	0.09	(14.12)		(14.03)	(0.29)	—	(0.29)	$6.72	(67.40)%	1.81%	1.63%	0.67%	$52,283	909%
For the Year Ended December 31, 2007	$23.84	0.21	0.12	(b)	0.33	(0.18)	(2.95)	(3.13)	$21.04	0.85%	1.68%	1.63%	0.88%	$61,911	916%
For the Year Ended December 31, 2006	$20.65	0.16	4.40		4.56	(0.09)	(1.28)	(1.37)	$23.84	23.06%	1.75%	1.72%	0.74%	$70,430	1,411%
For the Year Ended December 31, 2005	$22.84	0.05	0.49		0.54	(0.02)	(2.71)	(2.73)	$20.65	2.61%	1.88%	1.88%	0.24%	$51,738	681%
For the Year Ended December 31, 2004	$22.19	0.02	3.55		3.57	—	(2.92)	(2.92)	$22.84	17.18%	1.89%	1.89%	0.11%	$96,514	830%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP UltraMid-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$34.48	0.01	(23.09)		(23.08)	(0.32)	—	(0.32)	$11.08	(67.48)%	1.77%	1.63%	0.04%	$23,062	496%
For the Year Ended December 31, 2007	$33.34	0.18	1.84	(b)	2.02	(0.10)	(0.78)	(0.88)	$34.48	6.00%	1.69%	1.63%	0.47%	$65,251	501%
For the Year Ended December 31, 2006	$37.93	0.13	2.96		3.09	—	(7.68)	(7.68)	$33.34	10.64%	1.76%	1.73%	0.34%	$79,619	612%
For the Year Ended December 31, 2005	$35.37	(0.09)	6.29		6.20	—	(3.64)	(3.64)	$37.93	17.89%	1.91%	1.91%	(0.25)%	$87,717	692%
For the Year Ended December 31, 2004	$29.46	(0.23)	8.14		7.91	—	(2.00)	(2.00)	$35.37	27.70%	1.94%	1.94%	(0.72)%	$88,463	602%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

146	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP UltraSmall-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$23.23	0.01	(15.26)	(15.25)	(0.21)	—	(0.21)	$7.77	(66.18)%	1.83%	1.63%	0.10%	$22,769	368%
For the Year Ended December 31, 2007	$27.10	0.17	(3.73)	(3.56)	(0.31)	—	(0.31)	$23.23	(13.21)%	1.73%	1.63%	0.63%	$23,541	418%
For the Year Ended December 31, 2006	$21.51	0.20	5.40	5.60	(0.01)	—	(0.01)	$27.10	26.05%	1.72%	1.69%	0.82%	$58,562	208%
For the Year Ended December 31, 2005	$30.75	0.01	(0.18)	(0.17)	—	(9.07)	(9.07)	$21.51	(0.21)%	1.91%	1.91%	0.03%	$40,184	539%
For the Year Ended December 31, 2004	$29.20	(0.21)	8.39	8.18	—	(6.63)	(6.63)	$30.75	31.07%	1.94%	1.94%	(0.68)%	$173,846	481%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP UltraNASDAQ-100(a)	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$26.93	(0.13)	(19.46)	(19.59)	—	$7.34	(72.74)%	1.77%	1.63%	(0.74)%	$20,711	611%
For the Year Ended December 31, 2007	$20.97	(0.05)	6.01	5.96	—	$26.93	28.42%	1.69%	1.63%	(0.19)%	$99,909	979%
For the Year Ended December 31, 2006	$41.79	(0.13)	(0.53)	(0.66)	(20.16)	$20.97	4.93%	1.75%	1.72%	(0.40)%	$73,624	1,176%
For the Year Ended December 31, 2005	$46.20	(0.36)	(1.15)	(1.51)	(2.90)	$41.79	(3.75)%	1.85%	1.85%	(0.83)%	$99,349	437%
For the Year Ended December 31, 2004	$45.60	(0.30)	6.00	5.70	(5.10)	$46.20	14.10%	1.88%	1.88%	(0.61)%	$151,620	504%

(a)	Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	147

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Bear	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$24.92	0.06	9.81	9.87	(0.37)	$34.42	39.92%	1.71%	1.63%	0.22%	$52,965	—
For the Year Ended December 31, 2007	$25.78	0.85	(0.71)	0.14	(1.00)	$24.92	0.60%	1.70%	1.63%	3.37%	$30,237	—
For the Year Ended December 31, 2006	$28.22	0.89	(2.99)	(2.10)	(0.34)	$25.78	(7.50)%	1.74%	1.70%	3.24%	$29,385	—
For the Year Ended December 31, 2005	$28.61	0.39	(0.78)	(0.39)	—	$28.22	(1.36)%	1.86%	1.86%	1.36%	$50,812	—
For the Year Ended December 31, 2004	$31.89	(0.22)	(3.06)	(3.28)	—	$28.61	(10.29)%	1.90%	1.90%	(0.70)%	$30,887	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
ProFund VP Short Mid-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)		Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)	Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$24.00	0.14		7.44	7.58	(0.25)	$31.33	31.83%		1.73%	1.63%	0.54%	$4,017	—
For the Year Ended December 31, 2007	$25.38	0.82		(1.55)	(0.73)	(0.65)	$24.00	(2.85)%		1.78%	1.63%	3.41%	$1,437	—
For the Year Ended December 31, 2006	$26.39	0.91		(1.87)	(0.96)	(0.05)	$25.38	(3.64)%		1.82%	1.67%	3.46%	$5,210	—
For the Year Ended December 31, 2005	$29.15	0.40		(3.16)	(2.76)	— (c)	$26.39	(9.46)%		2.28%	1.98%	1.40%	$4,190	—
For the Period November 22, 2004 through December 31, 2004(a)	$30.00	—	(c)	(0.85)	(0.85)	—	$29.15	(2.83	)%(d)	3.86%	1.98%	0.03%	$637	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

148	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Short Small-Cap	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$14.85	0.08	3.37	3.45	(0.58)	$17.72	24.08%	1.71%	1.63%	0.49%	$12,498	—
For the Year Ended December 31, 2007	$14.58	0.50	0.15 (b)	0.65	(0.38)	$14.85	4.46%	1.67%	1.62%	3.42%	$15,367	—
For the Year Ended December 31, 2006	$16.62	0.56	(2.50)	(1.94)	(0.10)	$14.58	(11.73)%	1.67%	1.62%	3.52%	$13,052	—
For the Year Ended December 31, 2005	$17.12	0.23	(0.73)	(0.50)	—	$16.62	(2.92)%	1.90%	1.90%	1.36%	$9,193	—
For the Year Ended December 31, 2004	$18.82	(0.11)	(1.59)	(1.70)	—	$17.12	(9.03)%	2.28%	1.98%	(0.62)%	$6,934	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets				Supplemental Data
ProFund VP Short Dow 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)		Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$26.69	(0.25)	6.91	6.66	(1.51)	$31.84	25.51%		1.98%	1.63%		(0.79)%	$232	—
For the Year Ended December 31, 2007	$28.21	0.86	(1.64)	(0.78)	(0.74)	$26.69	(2.67)%		2.37%	1.72	%(e)	3.21%	$195	—
For the Period May 1, 2006 through December 31, 2006(a)	$30.00	0.72	(2.51)	(1.79)	—	$28.21	(6.00	)%(c)	2.25%	1.63%		3.61%	$204	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007.
(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	149

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Short NASDAQ-100	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$14.18	0.07	6.59	6.66	(0.56)	$20.28	48.16%	1.76%	1.63%	0.41%	$16,297	—
For the Year Ended December 31, 2007	$18.18	0.59	(2.63)	(2.04)	(1.96)	$14.18	(11.60)%	1.71%	1.63%	3.50%	$11,845	—
For the Year Ended December 31, 2006	$18.56	0.64	(0.88)	(0.24)	(0.14)	$18.18	(1.31)%	1.70%	1.66%	3.34%	$23,898	—
For the Year Ended December 31, 2005	$18.41	0.23	(0.08)	0.15	—	$18.56	0.81%	1.85%	1.85%	1.21%	$31,588	—
For the Year Ended December 31, 2004	$20.71	(0.13)	(2.17)	(2.30)	—	$18.41	(11.11)%	1.86%	1.86%	(0.62)%	$16,213	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets				Supplemental Data
ProFund VP Short International	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)		Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$29.39	(0.25)	11.48	11.23	(0.02)	$40.60	38.23%		1.77%	1.63%		(0.62)%	$4,943	—
For the Period August 31, 2007 through December 31, 2007(a)	$30.00	0.28	(0.89)	(0.61)	—	$29.39	(2.03	)%(c)	3.42%	1.64	%(e)	2.93%	$192	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.

(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

150	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets				Supplemental Data
ProFund VP Short Emerging Markets	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)		Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(f)
For the Year Ended December 31, 2008	$24.44	(0.11)	7.99	(c)	7.88	(0.03)	$32.29	32.23%		1.81%	1.63%		(0.36)%	$3,940	—
For the Period August 31, 2007 through December 31, 2007(a)	$30.00	0.26	(5.82)		(5.56)	—	$24.44	(18.53	)%(c)	3.60%	1.64	%(e)	3.15%	$181	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period August 31, 2007 through December 31, 2007.

(f)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
ProFund VP UltraShort Dow 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)		Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(g)
For the Year Ended December 31, 2008	$23.18	0.11	10.79		10.90	(0.46)	(12.92)	(13.38)	$20.70	39.37%		1.85%	1.63%		0.40%	$264	—
For the Year Ended December 31, 2007	$26.22	0.68	(3.35	)(c)	(2.67)	(0.37)	—	(0.37)	$23.18	(10.16)%		2.30%	1.91	%(f)	2.90%	$157	—
For the Period September 14, 2006 through December 31, 2006(a)	$30.00	0.30	(4.08)		(3.78)	—	—	—	$26.22	(12.60	)%(d)	5.58%	1.65	%(f)	3.68%	$175	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	151

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From				Ratios to Average Net Assets				Supplemental Data
ProFund VP UltraShort NASDAQ-100	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return		Gross Expenses(e)	Net Expenses(e)		Net Investment Income (Loss)(e)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(g)
For the Year Ended December 31, 2008	$18.97	0.06	15.43	(c)	15.49	(0.16)	$34.30	82.06%		1.87%	1.63%		0.24%	$647	—
For the Year Ended December 31, 2007	$26.39	0.60	(7.68	)(c)	(7.08)	(0.34)	$18.97	(26.92)%		2.48%	1.92	%(f)	2.88%	$137	—
For the Period September 14, 2006 through December 31, 2006(a)	$30.00	0.29	(3.90)		(3.61)	—	$26.39	(12.03	)%(d)	5.46%	1.66	%(f)	3.71%	$176	—

(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the year ended December 31, 2007 and 1.63% for the period September 14, 2006 through December 31, 2006.

(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Banks	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$24.30	0.63	(11.96)	(11.33)	(0.21)	—	(0.21)	$12.76	(46.91)%	1.87%	1.63%	3.46%	$18,015	997%
For the Year Ended December 31, 2007	$34.74	0.80	(10.03)	(9.23)	(1.21)	—	(1.21)	$24.30	(27.27)%	1.91%	1.63%	2.50%	$9,877	683%
For the Year Ended December 31, 2006	$30.26	0.56	4.09	4.65	(0.17)	—	(0.17)	$34.74	15.41%	1.80%	1.69%	1.74%	$13,296	431%
For the Year Ended December 31, 2005	$36.81	0.56	(0.92)	(0.36)	(1.20)	(4.99)	(6.19)	$30.26	(0.15)%	2.03%	1.98%	1.67%	$11,872	883%
For the Year Ended December 31, 2004	$33.11	0.50	3.39	3.89	(0.19)	—	(0.19)	$36.81	11.77%	1.98%	1.98%	1.46%	$13,140	1,003%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

152	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Basic Materials	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$51.69	0.14	(26.65)	(26.51)	(0.16)	—	(0.16)	$25.02	(51.42)%	1.73%	1.63%	0.28%	$24,636	191%
For the Year Ended December 31, 2007	$39.75	0.15	12.03	12.18	(0.24)	—	(0.24)	$51.69	30.71%	1.71%	1.63%	0.33%	$120,031	280%
For the Year Ended December 31, 2006	$34.55	0.39	4.94	5.33	(0.13)	—	(0.13)	$39.75	15.48%	1.79%	1.74%	1.05%	$30,632	378%
For the Year Ended December 31, 2005	$36.18	0.13	0.59	0.72	(0.03)	(2.32)	(2.35)	$34.55	2.44%	1.91%	1.91%	0.36%	$34,750	650%
For the Year Ended December 31, 2004	$33.74	0.02	3.40	3.42	(0.10)	(0.88)	(0.98)	$36.18	10.22%	1.96%	1.96%	0.06%	$25,614	783%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities				Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Biotechnology	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the Year Ended December 31, 2008	$20.60	(0.34)	0.72	(b)	0.38	—	$20.98	1.84%	1.75%	1.63%	(1.55)%	$22,321	429%
For the Year Ended December 31, 2007	$20.83	(0.34)	0.11	(b)	(0.23)	—	$20.60	(1.15)%	1.76%	1.63%	(1.61)%	$16,676	486%
For the Year Ended December 31, 2006	$21.73	(0.37)	(0.53)		(0.90)	—	$20.83	(4.10)%	1.84%	1.78%	(1.75)%	$12,426	397%
For the Year Ended December 31, 2005	$19.18	(0.38)	4.06		3.68	(1.13)	$21.73	19.24%	1.92%	1.92%	(1.90)%	$25,092	809%
For the Year Ended December 31, 2004	$21.96	(0.41)	2.25		1.84	(4.62)	$19.18	9.73%	1.98%	1.98%	(1.88)%	$24,832	788%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	153

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Consumer Goods	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$35.50	0.27	(9.39)	(9.12)	(0.40)	(1.37)	(1.77)	$24.61	(26.71)%	1.94%	1.63%	0.88%	$8,863	445%
For the Year Ended December 31, 2007	$33.48	0.25	2.28	2.53	(0.51)	—	(0.51)	$35.50	7.60%	1.82%	1.63%	0.73%	$30,133	437%
For the Year Ended December 31, 2006	$29.75	0.31	3.44	3.75	(0.02)	—	(0.02)	$33.48	12.62%	1.87%	1.69%	0.99%	$18,573	377%
For the Year Ended December 31, 2005	$30.00	0.04	(0.15)	(0.11)	(0.14)	—	(0.14)	$29.75	(0.37)%	2.08%	1.98%	0.13%	$6,913	870%
For the Year Ended December 31, 2004	$29.53	0.07	2.54	2.61	(0.03)	(2.11)	(2.14)	$30.00	9.26%	1.99%	1.98%	0.24%	$9,970	1,547%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities					Ratios to Average Net Assets			Supplemental Data
ProFund VP Consumer Services	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$29.38	(0.04)	(9.18)	(9.22)	$20.16	(31.38)%	2.51%	1.63%	(0.17)%	$5,283	983%
For the Year Ended December 31, 2007	$32.02	(0.23)	(2.41)	(2.64)	$29.38	(8.24)%	2.07%	1.63%	(0.70)%	$2,458	618%
For the Year Ended December 31, 2006	$28.59	(0.17)	3.60	3.43	$32.02	12.00%	2.19%	1.70%	(0.57)%	$6,499	579%
For the Year Ended December 31, 2005	$29.99	(0.35)	(1.05)	(1.40)	$28.59	(4.67)%	2.48%	1.98%	(1.22)%	$3,521	1,219%
For the Year Ended December 31, 2004	$27.87	(0.29)	2.41	2.12	$29.99	7.61%	2.20%	1.98%	(1.03)%	$11,878	1,256%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

154	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Financials	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$32.38	0.46	(16.72)	(16.26)	(0.30)	$15.82	(50.54)%	1.85%	1.63%	1.90%	$22,598	413%
For the Year Ended December 31, 2007	$40.64	0.41	(8.11)	(7.70)	(0.56)	$32.38	(19.11)%	1.74%	1.63%	1.04%	$24,899	216%
For the Year Ended December 31, 2006	$34.84	0.34	5.69	6.03	(0.23)	$40.64	17.35%	1.76%	1.68%	0.90%	$49,610	247%
For the Year Ended December 31, 2005	$33.80	0.27	1.06	1.33	(0.29)	$34.84	3.98%	1.92%	1.92%	0.80%	$35,924	316%
For the Year Ended December 31, 2004	$30.72	0.20	2.97	3.17	(0.09)	$33.80	10.34%	1.92%	1.92%	0.63%	$30,767	595%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Health Care	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$31.42	0.10	(7.72)	(7.62)	(0.08)	$23.72	(24.29)%	1.76%	1.63%	0.35%	$25,778	265%
For the Year Ended December 31, 2007	$29.48	0.07	1.87	1.94	—	$31.42	6.58%	1.72%	1.63%	0.24%	$62,724	221%
For the Year Ended December 31, 2006	$28.01	(0.08)	1.55	1.47	—	$29.48	5.25%	1.76%	1.72%	(0.29)%	$67,288	123%
For the Year Ended December 31, 2005	$26.42	(0.15)	1.74	1.59	—	$28.01	6.02%	1.89%	1.89%	(0.57)%	$57,307	310%
For the Year Ended December 31, 2004	$25.81	(0.13)	0.74	0.61	—	$26.42	2.36%	1.91%	1.91%	(0.51)%	$40,017	464%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	155

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Industrials	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$41.84	0.14	(16.76)	(16.62)	(0.02)	(1.01)	(1.03)	$24.19	(40.49)%	1.89%	1.63%	0.41%	$8,756	422%
For the Year Ended December 31, 2007	$37.45	0.02	4.37	4.39	—	—	—	$41.84	11.72%	1.84%	1.63%	0.04%	$23,519	532%
For the Year Ended December 31, 2006	$33.54	(0.05)	3.96	3.91	—	—	—	$37.45	11.66%	1.93%	1.77%	(0.14)%	$9,581	753%
For the Year Ended December 31, 2005	$33.09	(0.11)	0.90	0.79	—	(0.34)	(0.34)	$33.54	2.44%	2.17%	1.98%	(0.36)%	$10,101	720%
For the Year Ended December 31, 2004	$30.88	(0.04)	4.06	4.02	—	(1.81)	(1.81)	$33.09	13.22%	1.99%	1.98%	(0.14)%	$9,459	1,159%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Internet	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$53.50	(0.64)	(21.72)	(22.36)	—	(4.91)	(4.91)	$26.23	(44.83)%	1.79%	1.63%	(1.42)%	$2,438	270%
For the Year Ended December 31, 2007	$48.95	(0.80)	5.79	4.99	(0.44)	—	(0.44)	$53.50	10.19%	1.75%	1.63%	(1.49)%	$13,487	495%
For the Year Ended December 31, 2006	$58.35	0.33	(0.11)	0.22	—	(9.62)	(9.62)	$48.95	1.36%	1.81%	1.71%	0.60%	$9,275	343%
For the Year Ended December 31, 2005	$54.32	(0.98)	5.01	4.03	—	—	—	$58.35	7.44%	1.92%	1.92%	(1.87)%	$25,338	855%
For the Year Ended December 31, 2004	$45.81	(0.93)	10.53	9.60	—	(1.09)	(1.09)	$54.32	21.26%	1.94%	1.94%	(1.94)%	$41,995	949%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

156	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Oil & Gas	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$66.69	(0.15)	(23.29)	(23.44)	(4.41)	$38.84	(36.95)%	1.73%	1.63%	(0.25)%	$66,675	147%
For the Year Ended December 31, 2007	$51.51	(0.17)	16.79	16.62	(1.44)	$66.69	32.48%	1.71%	1.63%	(0.30)%	$194,871	180%
For the Year Ended December 31, 2006	$47.02	(0.08)	9.13	9.05	(4.56)	$51.51	20.63%	1.76%	1.68%	(0.15)%	$144,216	166%
For the Year Ended December 31, 2005	$36.63	(0.15)	11.64	11.49	(1.10)	$47.02	31.31%	1.86%	1.86%	(0.34)%	$148,466	298%
For the Year Ended December 31, 2004	$28.33	(0.05)	8.37	8.32	(0.02)	$36.63	29.36%	1.92%	1.92%	(0.16)%	$85,137	470%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Pharmaceuticals	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$25.47	0.44	(5.37)	(4.93)	(0.37)	$20.17	(19.51)%	1.77%	1.63%	1.99%	$12,124	579%
For the Year Ended December 31, 2007	$25.27	0.32	0.26	0.58	(0.38)	$25.47	2.32%	1.73%	1.63%	1.22%	$12,511	443%
For the Year Ended December 31, 2006	$22.56	0.25	2.51	2.76	(0.05)	$25.27	12.18%	1.75%	1.70%	1.02%	$21,079	454%
For the Year Ended December 31, 2005	$23.54	0.15	(1.05)	(0.90)	(0.08)	$22.56	(3.82)%	1.93%	1.93%	0.65%	$10,780	853%
For the Year Ended December 31, 2004	$25.93	0.08	(2.47)	(2.39)	—	$23.54	(9.22)%	1.97%	1.97%	0.32%	$11,803	1,223%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	157

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Precious Metals	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$51.82	0.31	(15.95)	(15.64)	(1.53)	(3.38)	(4.91)	$31.27	(30.76)%	1.71%	1.63%	0.68%	$91,604	—
For the Year Ended December 31, 2007	$43.80	1.57	8.11	9.68	(1.66)	—	(1.66)	$51.82	22.46%	1.70%	1.63%	3.41%	$162,242	—
For the Year Ended December 31, 2006	$41.15	1.46	1.55	3.01	(0.36)	—	(0.36)	$43.80	7.36%	1.74%	1.70%	3.30%	$125,274	—
For the Year Ended December 31, 2005	$32.58	0.45	8.12	8.57	—	—	—	$41.15	26.30%	1.86%	1.86%	1.38%	$113,173	—
For the Year Ended December 31, 2004	$40.99	(0.20)	(3.64)	(3.84)	—	(4.57)	(4.57)	$32.58	(9.92)%	1.87%	1.87%	(0.58)%	$60,432	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
ProFund VP Real Estate	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$49.44	0.86	(21.04)	(20.18)	—	(0.55)	—	(0.55)	$28.71	(41.25)%	1.79%	1.63%	1.90%	$12,752	418%
For the Year Ended December 31, 2007	$65.64	0.07	(12.64)	(12.57)	(0.89)	(2.74)	—	(3.63)	$49.44	(19.61)%	1.73%	1.63%	0.11%	$28,804	603%
For the Year Ended December 31, 2006	$52.36	0.68	16.04	16.72	(0.34)	(3.10)	—	(3.44)	$65.64	32.49%	1.76%	1.70%	1.13%	$70,460	719%
For the Year Ended December 31, 2005	$50.49	0.59	2.78	3.37	(1.50)	—	—	(1.50)	$52.36	6.75%	1.89%	1.89%	1.17%	$34,594	1,105%
For the Year Ended December 31, 2004	$40.89	1.04	9.86	10.90	(0.82)	(0.38)	(0.10)	(1.30)	$50.49	27.20%	1.93%	1.93%	2.35%	$79,668	1,184%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

158	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Semiconductor	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$21.79	(0.04)	(10.81)	(10.85)	—	$10.94	(49.79)%	1.96%	1.63%	(0.21)%	$1,211	418%
For the Year Ended December 31, 2007	$20.35	(0.14)	1.58	1.44	—	$21.79	7.08%	1.83%	1.63%	(0.63)%	$5,297	748%
For the Year Ended December 31, 2006	$22.18	(0.21)	(1.36)	(1.57)	(0.26)	$20.35	(7.09)%	1.89%	1.80%	(0.96)%	$5,998	722%
For the Year Ended December 31, 2005	$22.00	(0.30)	2.20	1.90	(1.72)	$22.18	8.64%	1.98%	1.98%	(1.34)%	$13,682	1,245%
For the Year Ended December 31, 2004	$29.34	(0.39)	(6.54)	(6.93)	(0.41)	$22.00	(23.54)%	1.99%	1.98%	(1.58)%	$10,851	1,460%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Technology	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$16.91	(0.11)	(7.39)	(7.50)	—	—	—	$9.41	(44.35)%	1.75%	1.63%	(0.82)%	$7,017	238%
For the Year Ended December 31, 2007	$14.77	(0.16)	2.30	2.14	—	—	—	$16.91	14.41%	1.72%	1.63%	(1.01)%	$35,445	332%
For the Year Ended December 31, 2006	$14.91	(0.16)	1.27	1.11	—	(1.25)	(1.25)	$14.77	8.07%	1.78%	1.68%	(1.07)%	$18,517	254%
For the Year Ended December 31, 2005	$15.30	(0.19)	0.40	0.21	(0.05)	(0.55)	(0.60)	$14.91	1.22%	1.89%	1.89%	(1.29)%	$19,716	381%
For the Year Ended December 31, 2004	$15.56	0.06	(0.14)	(0.08)	—	(0.18)	(0.18)	$15.30	(0.43)%	1.87%	1.87%	0.40%	$24,476	497%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

Financial Highlights >	159

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Telecommunications	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$19.31	0.35	(5.89)	(5.54)	(1.07)	(5.94)	(7.01)	$6.76	(34.42)%	1.79%	1.63%	2.70%	$14,371	613%
For the Year Ended December 31, 2007	$18.00	0.29	1.24	1.53	(0.16)	(0.06)	(0.22)	$19.31	8.39%	1.72%	1.63%	1.45%	$35,618	411%
For the Year Ended December 31, 2006	$13.48	0.23	4.37	4.60	(0.08)	—	(0.08)	$18.00	34.28%	1.75%	1.68%	1.40%	$44,158	525%
For the Year Ended December 31, 2005	$15.25	0.32	(1.29)	(0.97)	(0.32)	(0.48)	(0.80)	$13.48	(6.64)%	1.91%	1.91%	2.25%	$8,798	970%
For the Year Ended December 31, 2004	$13.74	0.21	1.91	2.12	(0.13)	(0.48)	(0.61)	$15.25	15.56%	1.95%	1.95%	1.42%	$17,894	1,048%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP Utilities	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$39.33	0.53	(12.26)	(11.73)	(0.91)	(0.91)	(1.82)	$25.78	(30.70)%	1.75%	1.63%	1.54%	$35,540	82%
For the Year Ended December 31, 2007	$34.84	0.46	4.97	5.43	(0.52)	(0.42)	(0.94)	$39.33	15.80%	1.72%	1.63%	1.22%	$195,220	168%
For the Year Ended December 31, 2006	$29.64	0.54	5.11	5.65	(0.45)	—	(0.45)	$34.84	19.22%	1.75%	1.68%	1.68%	$104,601	153%
For the Year Ended December 31, 2005	$26.55	0.46	3.04	3.50	(0.16)	(0.25)	(0.41)	$29.64	13.06%	1.89%	1.89%	1.56%	$75,931	251%
For the Year Ended December 31, 2004	$22.38	0.43	4.26	4.69	(0.17)	(0.35)	(0.52)	$26.55	21.07%	1.95%	1.95%	1.78%	$51,964	569%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

160	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
ProFund VP U.S. Government Plus	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$32.10	0.58	15.15	15.73	(0.57)	—	(0.57)	$47.26	49.73%	1.45%	1.33%	1.71%	$125,484	464%
For the Year Ended December 31, 2007	$30.20	1.06	1.91	2.97	(1.07)	—	(1.07)	$32.10	10.12%	1.43%	1.33%	3.55%	$94,705	474%
For the Year Ended December 31, 2006	$32.75	1.04	(2.55)	(1.51)	(1.04)	—	(1.04)	$30.20	(4.52)%	1.42%	1.38%	3.45%	$33,259	1,308%
For the Year Ended December 31, 2005	$30.74	0.75	2.01	2.76	(0.75)	—	(0.75)	$32.75	9.01%	1.59%	1.59%	2.32%	$91,463	1,660%
For the Year Ended December 31, 2004	$28.66	0.25	2.09	2.34	(0.25)	(0.01)	(0.26)	$30.74	8.18%	1.61%	1.61%	0.86%	$43,605	1,258%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

		Investment Activities			Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Rising Rates Opportunity	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
For the Year Ended December 31, 2008	$18.53	0.08	(6.82)	(6.74)	(0.92)	$10.87	(37.97)%	1.68%	1.63%	0.44%	$36,590	—
For the Year Ended December 31, 2007	$20.70	0.72	(1.72)	(1.00)	(1.17)	$18.53	(5.20)%	1.63%	1.58%	3.47%	$75,041	—
For the Year Ended December 31, 2006	$19.13	0.70	1.26	1.96	(0.39)	$20.70	10.15%	1.64%	1.61%	3.31%	$130,894	—
For the Year Ended December 31, 2005	$20.78	0.27	(1.92)	(1.65)	—	$19.13	(7.89)%	1.73%	1.73%	1.36%	$139,379	—
For the Year Ended December 31, 2004	$23.32	(0.10)	(2.44)	(2.54)	—	$20.78	(10.89)%	1.75%	1.75%	(0.45)%	$179,638	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	161

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
ProFund VP Falling U.S. Dollar	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(d)	Net Expenses(d)	Net Investment Income (Loss)(d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(e)
For the Year Ended December 31, 2008	$31.85	0.15	(1.70)	(1.55)	(0.08)	(0.04)	(0.12)	$30.18	(4.86)%		1.62%	1.58%	0.46%	$2,339	—
For the Period from August 31, 2007 through December 31, 2007(a)	$30.00	0.29	1.56	1.85	—	—	—	$31.85	6.17	%(c)	2.52%	1.63%	2.78%	$532	—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

		Investment Activities	Distributions to Shareholders From			Ratios to Average Net Assets			Supplemental Data
ProFund VP Money Market	Net Asset Value, Beginning of Period	Net Investment Income	Net Investment Income	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income	Net Assets, End of Period (000’s)
For the Year Ended December 31, 2008	$1.00	0.008	(0.008)	$1.00	0.84%	1.49%	0.99%	0.82%	$275,018
For the Year Ended December 31, 2007	$1.00	0.037	(0.037)	$1.00	3.77%	1.37%	1.30%	3.67%	$251,771
For the Year Ended December 31, 2006	$1.00	0.036	(0.036)	$1.00	3.68%	1.33%	1.29%	3.65%	$152,750
For the Year Ended December 31, 2005	$1.00	0.018	(0.018)	$1.00	1.80%	1.34%	1.34%	1.91%	$56,286
For the Year Ended December 31, 2004	$1.00	0.001	(0.001)	$1.00	0.08%	1.35%	1.15%	0.05%	$30,701

162	< Financial Highlights

Temporary Guarantee Program

ProFund VP Money Market has determined to participate in the extended term of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the United States Department of the Treasury will guarantee, subject to certain conditions and limitations, the Fund’s $1.00 share price for, at most, the number of outstanding shares held by a shareholder as of September 19, 2008. Such conditions and limitations include the following:

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For each shareholder of the Fund, the Program provides coverage in the event that the net asset value of any Fund share class becomes less than $0.995 (the “Guarantee Event”) and the Fund promptly liquidates thereafter for the lesser of: (i) the number of shares held in an account in the Fund by the shareholder as of the close of business on September 19, 2008; or (ii) the number of shares held in an account in the Fund by the shareholder on the date on which a Guarantee Event occurs.

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The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. Any increase in the number of Fund shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. Additionally, if an investor closes his or her account with the Fund or his or her broker-dealer, any future investment in the Fund will not be guaranteed.

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The total amount of coverage available to all mutual funds participating in the Program is limited; therefore, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

>	The Program provides coverage only if a Guarantee Event occurs during the term of the Program.

The extended term of the Program expires on September 18, 2009. The cost to participate in the extended term of the Program is 0.015% of the net assets of the Fund on September 19, 2008, bringing the total cost to participate in the Program to 0.04% of the net assets of the Fund on September 19, 2008. These costs have been or will be borne by the Fund.

Temporary Guarantee Program >	163

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Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2009, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semi-annual reports by writing us at the address set forth above.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                   (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO509

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Money Market ProFund

May 1, 2009

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Money Market ProFund (“Money Market ProFund” or “Fund”), a series of ProFunds, a Delaware statutory trust (the “Trust”).

Money Market ProFund offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares each of which is discussed herein. The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other series of the Trust (each, a “ProFund”), Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses. Because of the inherent risks in any investment, there can be no assurance that the Fund’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Money Market ProFund Investor Class and Service Class Prospectus, dated May 1, 2009 and the Money Market ProFund Class A and Service Class Prospectus, dated May 1, 2009 (collectively, the “Prospectus”), which Prospectus incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted, The financial statements and related report of the Independent Registered Public Accounting Firm are included in the Funds’ annual report for the fiscal year ended December 31, 2008 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and the Funds’ Annual Report are available, without charge, upon request to the address above, by telephone at the numbers above or on the Trust’s website at www.profunds.com.

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STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series. One series is discussed herein and other series may be added in the future. The Fund may be used independently or in combination with other ProFunds or series of Access One Trust (“Access One Funds”) as part of an overall investment strategy. Investor Class, Service Class or Class A Shares of any ProFund may be exchanged, without charge, for shares of any other ProFund or Access One Fund that offers such shares on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholder Services — Exchanging ProFund Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus. The Fund is classified as non-diversified. The investments made by Money Market ProFund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund. The Advisor is a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Reference is made to the Prospectus for a discussion of the investment objective and policies of Money Market ProFund. Set forth below is further information relating to the Fund, which supplements, and should be read in conjunction with, the Prospectus. Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Investment Management Americas Inc. (“DIMA”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective and all other investment policies of the Fund not specified as fundamental may be changed by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” or the “Trustees”) without the approval of shareholders.

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The investment techniques and strategies of the Fund discussed below, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below or any of the other methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

DEBT INSTRUMENTS

The types of instruments to which Money Market ProFund may achieve exposure through its investments in the Portfolio are discussed below.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances and other short-term liquid instruments.

U.S. Government Securities

The Portfolio may also invest in U.S. government securities in pursuit of its investment objectives for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation will be successful. While the U.S. government provides financial support to the U.S. government-sponsored Federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Portfolio’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Portfolio’s portfolio investments in these securities.

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Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in the Portfolio’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers the Portfolio’s income when interest rates fall. Of course, the Portfolio’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

The Portfolio will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to the Portfolio depending on the amount of a bank’s obligations that the Portfolio holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Fixed-Income Securities

The Portfolio may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Portfolio may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make

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payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, DIMA will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the Portfolio may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Also, because zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements. The Portfolio may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

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REPURCHASE AGREEMENTS

The Portfolio also may enter into repurchase agreements with financial institutions in pursuit of its investment objective or for liquidity purposes. Under a repurchase agreement, the Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Portfolio will be monitored by DIMA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of the Portfolio’s total net assets. The investments of the Portfolio in repurchase agreements at times may be substantial when, in the view of DIMA, liquidity, investment, regulatory or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may use reverse repurchase agreements as part of the Portfolio’s investment strategy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Portfolio intends to use the reverse repurchase technique only when it will be to the Portfolio’s advantage to do so. The Portfolio will not invest more than 5% of its total assets in reverse repurchase agreements. The Portfolio will segregate with its custodian bank cash or liquid instruments equal in value to the Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve or for liquidity purposes, the Portfolio may invest all or part of the Portfolio’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities.

BORROWING

The Portfolio may borrow for temporary or emergency purposes. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as DIMA deems appropriate in connection with any borrowings.

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LENDING OF PORTFOLIO SECURITIES

The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments) and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s securities lending agent after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Portfolio may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by DIMA (or one of its affiliates).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

To the extent allowable by its investment policies, the Fund may from time to time in the ordinary course of business, purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value (“NAV”). At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis. Because the Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage the Fund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Portfolio may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If the Portfolio invests in, and, thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

ILLIQUID SECURITIES

The Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. The Portfolio will not invest more than 10% of the Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days and certain securities whose disposition is restricted under the federal securities laws.

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The Portfolio may not be able to sell illiquid securities when DIMA considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Portfolio may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by the Fund to DIMA. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DIMA, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DIMA will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two nationally recognized security rating organization (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DIMA to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DIMA deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts and possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix A.

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COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET-BACKED SECURITIES

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not rated, must be believed by DIMA to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Variable Rate Master Demand Notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DIMA, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DIMA to be of comparable quality.

Credit Enhancement. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance from a third party. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

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The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DIMA at 1-800-730-1313.

The Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

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Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies which cannot be changed without a vote of a “majority of the outstanding voting securities” of the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. All policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the Prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Each of Money Market ProFund and the Portfolio may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

(5) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

(7) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

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(8) The Portfolio/Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1. invest for the purpose of exercising control or management.

As a matter of non-fundamental policy, the Portfolio currently does not intend to lend portfolio securitiesin an amount greater than 33 1/3% of its total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the shares of the Fund is normally calculated as of the close of trading of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business except for Columbus Day and Veterans Day (each such day, a “Valuation Day”).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) are closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

The NAV per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of the Fund is calculated by dividing the market value of its investment in the Portfolio, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. The Fund records its investment transactions no later than the next business day of when the transaction order is placed. When the Fund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund. Money Market ProFund’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission (the “Rule”). Under the Rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of its Board of Trustees of the Portfolio to be of high quality with minimal credit risks.

Pursuant to the Rule, the Board of Trustees of the Portfolio also has established procedures to allow investors in the Portfolio, such as Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

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The Rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair result for investors or existing shareholders, pursuant to the Rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing the Portfolio’s assets based on market valuations.

Each investor in the Portfolio, including Money Market ProFund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including Money Market ProFund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including Money Market ProFund, in the Portfolio. The percentage so determined for Money Market ProFund will then be applied to determine the value of Money Market ProFund’s interest in the Portfolio as of the close of the following Valuation Day.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board of Trustees of the Portfolio, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the pricing committee (or, in some cases, the valuation committee) of the Board of Trustees of the Portfolio based upon input from DIMA or other third parties.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

DIMA is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DIMA in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DIMA seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DIMA routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by DIMA with the principal market makers for these securities unless DIMA reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DIMA does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DIMA determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Portfolio and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. To the extent that research and brokerage services of value are received by DIMA, DIMA may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DIMA and its affiliates in providing investment management services to all or some of its clients, which includes the Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by DIMA specifically to service the Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

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DIMA may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DIMA to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DIMA determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is DIMA’s policy that sub-advisors may not execute portfolio transactions on behalf of the Portfolio to obtain third party research and brokerage services. DIMA may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DIMA will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Portfolio and for other investment accounts managed by DIMA are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DIMA may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategies. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Portfolio’s Board of Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

The Trust’s officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Trust. The Trustees set broad policies for the Trust and choose its officers. One Trustee and all of the officers of the Trust are directors, officers or employees of the Advisor or Citi Fund Services Ohio, Inc. The other Trustees are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Trustees and officers of the Trust are also directors and officers of some or all of the funds in the Fund Complex. The Fund Complex includes all registered investment companies advised by the Advisor and any registered investment companies that have a registered investment adviser that is an affiliated person of the Advisor.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 present	Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and ProShare Advisors LLC.

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**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in the Advisor.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present.	President of the Advisor (May 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; December 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer of ProShare Advisors LLC (December 2004 to present); Chief Compliance Officer of the Distributor (March 2008 to present); Expert Witness, Capital Forensics (March 2005 to present).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Acting Secretary	Indefinite; September 2007 to present; Assistant Secretary April 2006 to September 2007.	Vice President Corporate Development of the Advisor (January 2007 to present); Acting Secretary of ProShare Advisors LLC (September 2007 to present); Assistant Vice President of the Advisor (December 2002 to December 2006).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present.	Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; December 2004 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (April 2002 to present).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with

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the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2008.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	$10,001 to $50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	$10,001 to $50,000

As of April 1, 2009, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2008.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Fund (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or is under common control with the Advisor or principal underwriter of the Fund;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or is under common control with the Advisor or principal underwriter of the Fund;

•	the Advisor or the principal underwriter of the Fund,

•	an officer of the Advisor or the principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by or under common control with the Advisor or the principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by or under common control with the Advisor or the principal underwriter of the Fund.

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Trustee Compensation

For the fiscal year ended December 31, 2008, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees***
Independent Trustees
Russell S. Reynolds, III, Trustee	$45,776	$0	$0	$138,000
Michael C. Wachs, Trustee	45,776	0	0	138,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	0	0	0	0
Officer
Victor Frye, Chief Compliance Officer	62,054	0	0	N/A

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee. Trustees also receive $5,000 for attending each regular quarterly in-person meeting, $3,000 for attending special meetings and $2,000 per telephonic meeting. Trustees who are also officers or affiliated persons receive no renumeration from the Trust for their services as Trustees. The Trust’s officers, other than those included in the table above, receive no compensation directly from the Trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.

***	The “Fund Complex” consists of all funds advised by ProFund Advisors LLC and ProShare Advisors LLC.

PROFUND ADVISORS LLC

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and the Advisor under which the Advisor serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of Money Market ProFund. The Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Fund’s shares. The Advisor has managed the Fund since its inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each other series of ProFunds and each series of ProShares Trust and Access One Trust.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Fund and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

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•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Fund pays to the Advisor a fee at the annual rate of 0.35% of its average daily net assets.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Effective December 31, 2006 the Portfolio has retained the services of Deutsche Investment Management Americas Inc. (“DIMA”) as investment advisor. Under the supervision of the Portfolio’s Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA manages the Portfolio’s daily investment and business affairs subject to the policies established by the Portfolio’s Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

On December 31, 2006, Deutsche Asset Management, Inc. (“DAMI’’) merged into DIMA. Prior to December 31, 2006, DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund. The terms of the investment management agreement with DIMA are identical to the terms of the previous investment management agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. DIMA provides continuing investment management of the assets of the Portfolio on terms that are identical to the terms of the previous investment management agreement with DAMI, except as described above.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Board of Trustees of the Portfolio and the Portfolio’s shareholders have approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Portfolio. Pursuant to the Investment Management Agreement, DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as adopted by the Portfolio’s Board. DIMA will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

Effective August 1, 2007, under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed and accrued daily and paid monthly, at the annual rate of 0.150% of the first $3 billion of the Portfolio’s average daily net assets, 0.133% of the next $4.5 billion of the Portfolio’s average daily net assets and 0.120% over $7.5 billion of the Portfolio’s average daily net assets. For the period from May 14, 2007 through July 31, 2007, the Portfolio paid the Advisor a fee, computed and accrued daily and paid monthly, at the annual rate of 0.150% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% of the next $5 billion of the Portfolio’s average daily net assets and 0.120% over $10.5 billion of the Portfolio’s average daily net assets. Prior to May 14, 2007, the Portfolio paid the Advisor an annual advisory fee of 0.15%, based on its average daily net assets, calculated daily and paid monthly. As an interested holder of the Portfolio, the Money Market ProFund bears its proportionate share of this fee.

DIMA provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

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Pursuant to the Investment Management Agreement, DIMA acts as investment advisor, manages the Portfolio’s investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Portfolio if elected to such positions. DIMA provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds. In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by DIMA. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the Portfolio.

Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Portfolio’s Board of Trustees and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the members of the Portfolio’s Board of Trustees, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to DIMA; outside legal, accounting or auditing expenses; including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

Under the current administrative services agreement between the Portfolio and DIMA (the “Administrative Services Agreement”), DIMA provides administrative services (other than those contained in the Investment Management Agreement) to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee of 0.030% of the Portfolio’s average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of the Fund and the Portfolio reasonably deems necessary for the proper administration of the Fund and the Portfolio. DIMA provides the Fund and the Portfolio with personnel; arranges for the preparation and filing of the Fund’s and the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s and the Portfolio’s prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s and the Portfolio’s records; provides the Fund and the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of

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third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund and the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Fund and the Portfolio; establishes and monitors the Fund’s and the Portfolio’s operating expense budgets; reviews and processes the Fund’s and the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund and the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between DIMA and State Street Bank and Trust Company, DIMA has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by the Fund or Portfolio.

Through December 31, 2008, DIMA was the Portfolio’s investment advisor; fees paid through this date were received by DIMA. For the fiscal years ended December 31, 2006, 2007 and 2008, DIMA earned $12,748,098, $27,236,671 and $40,442,627, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DIMA voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $1,788,874, $6,007,663 and $12,102,098, respectively.

DIMA has contractually agreed through July 29, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total annual expenses of the Portfolio at 0.15% of the Portfolio’s average daily net assets.

The Board of Trustees of the Portfolio and the shareholders of the Portfolio have approved a new subadvisor approval policy for the Portfolio (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits DIMA, subject to the approval of the Board of Trustees of the Portfolio, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board of Trustees of the Portfolio, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and DIMA would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio are adequately protected whenever DIMA acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DIMA, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DIMA or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DIMA has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DIMA, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

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DIMA has delivered a letter of understanding to ProFunds Distributors, Inc. (“the Distributor”) in which it has committed to provide the Distributor with cash payments to enhance the visibility and distribution of Money Market ProFund and the other ProFunds, given that the sale of shares of the ProFunds is likely to increase the size of Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742.00 has been made by DIMA to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Money Market ProFund’s average net assets invested in the Portfolio. DIMA has represented to the ProFunds that the payments are to be made from its “legitimate advisory profits” and that DIMA will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund/Portfolio and the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund/Portfolio or a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

Deutsche Investment Management Americas Inc. Code of Ethics

DIMA and its affiliates (including the Portfolio’s distributor) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Portfolio for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

Money Market ProFund has delegated proxy voting responsibilities to DIMA, subject to the general oversight of the Portfolio’s Board of Trustees, with the direction that proxies should be voted consistent with Money Market ProFund’s best economic interests. DIMA votes proxies pursuant to the proxy voting policy and procedures set forth in Appendix B to this SAI).

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting the Portfolio’s Web site at: www.dws-investments.com (click on “proxy voting” at the bottom of the page).

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUND AND THE PORTFOLIO

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds’ Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

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Prior to any disclosure of the Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA.. Citi acts as the administrator to the Fund and the ProFunds. The Administrator provides the Fund and the ProFunds with all required general administrative services, including, without limitation, office space, equipment and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for the Fund and the ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the Fund and the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund and the ProFunds; the Fund and the ProFunds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Fund and the ProFunds under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the Fund’s and the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2006, 2007 and 2008, Citi, as Administrator, was paid administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

	2006	2007	2008
Money Market ProFund	$148,605	$155,282	$194,147

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DIMA acts as fund accounting agent for the Fund.

For the fiscal years ended December 31, 2006, 2007 and 2008, DIMA, as fund accounting agent, was paid fees in the following amounts for the Fund:

FUND ACCOUNTING FEES

	2006	2007	2008
Money Market ProFund	$10,000	$10,000	$10,000

CUSTODIANS

UMB Bank, N.A. acts as custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian to the Portfolio.

The applicable custodian for the Fund and the Portfolio, among other things, maintains a custody account or accounts in the name of the Fund or Portfolio; receives and delivers all assets for the Fund or Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund or Portfolio; and pays all expenses of the Fund or Portfolio. For its services, each custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC is located at 41 South High Street, Suite 2500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is One International Place, Boston, Massachusetts
02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Fund and the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland. 20814. The Distributor has no role in determining the investment policies of the Trust or the Fund or which securities are to be purchased or sold by the Trust or the Funds.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the Fund.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the Fund or the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund and the ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

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The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended December 31, 2008, the following ProFund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

Fund	Service Class Paid	Service Class Waived
Money Market ProFund	$1,057,862	$0

The Board of Trustees has approved the Distributor’s Distribution Support Guidelines (the “Guidelines”) related to the use of monies in excess of the amounts owed to Authorized Firms paid pursuant to Rule 12b-1 in accordance with the Service Class Plan (with respect to the monies paid, the “12b-1 Plan monies”). The Guidelines are designed to administer the use of the 12b-1 Plan monies to pay for expenses and services in connection with promoting Fund sales and to pay financial intermediaries, including the Distributor, for expenses and services that are primarily intended to result in the sale of Fund shares. Payments under the Guidelines also may be made to the Advisor and its affiliates for distribution-related expenditures and services performed on the Funds’ behalf.

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Under the Guidelines, allowable distribution-related expenditures and services relating to marketing the Funds include NASD advertising review fees; prospectus and financial statement printing and reprinting; direct mail and fulfillment (including account applications and other account opening materials); Fund development, maintenance and other e-Commerce activity to support the Funds’ website; collateral materials, such as performance reporting fact sheets and newsletters; and design, copywriter and production expenses (e.g., printing, development and media costs) for distribution-related materials. The Guidelines also specify marketing-related expenditures and services allowable subject to prior written approval and, in some cases, the provision of detailed information about the expenditure or service. These include event sponsorship, conferences and sales meetings, sales incentives and market research and consulting services (e.g., FRC and outside consultants) in support of Fund sales. In addition, the Guidelines permit the use of 12b-1 Plan monies for the following expenditures and services of selling members, provided that they are disclosed in the Funds’ prospectus and paid pursuant to a written agreement approved by the Board of Trustees: platform fees, sub-transfer agency fees and fees in connection with revenue sharing arrangements. The Distributor also must report the payments of any such fees, along with their purposes, to the Board of Trustees.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A SHARES)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan”) adopted by the Trustees, the Fund may pay Authorized Firms, a fee as compensation for service and distribution-related activities and/or shareholder services

Under the Class A Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of the Fund’s average daily net assets attributable to Class A shares to Authorized Firms as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A shares, or, for purchases of Class A shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Class A Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A shares of the Fund, or for providing services to investors in Class A shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A shares of the Fund.

Under the Class A Plan, the Trust or the Distributor may enter into agreements (“Class A Distribution and Service Agreements”) with Authorized Firms that purchase Class A shares on behalf of their clients. The Class A Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Class A Plan (on an annual basis) of the average daily net assets of the Class A shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor or other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the Fund for distribution-related activities or the provision of shareholder services not otherwise covered by the Class A Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Class A Plan be reduced or eliminated from time to time, the Advisor or the Distributor may agree, in their sole discretion, to fund the resulting shortfall in Class A Plan payments to financial intermediaries.

The Class A Plan and Class A Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or the related Class A Distribution and Service Agreements. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Class A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A shares of the Fund. The Class A Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A shares of the Fund on not more than 60 days’ written notice to any other party to the Class A Distribution and Service Agreements. The Class A Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Class A Plan will benefit the Fund and holders of Class A shares of the Fund. In the Trustees’ quarterly review of the Class A Plan and Class A Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

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The Class A Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended December 31, 2008, the Fund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

Fund	Class A Paid	Class A Waived
Money Market ProFund	$4,268	$0

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, the ProFunds, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

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Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

SALES CHARGES

Class A Shares

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. However, as described in the Prospectus, purchases of Class A Shares of Money Market ProFund in excess of $1 million will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or Access One Funds, the exchange will be treated as an initial purchase of the other fund, and applicable sales charges will apply.

The Fund may make the information contained in the Prospectus and this SAI regarding sales charges available, free of charge, on the Fund’s website (www.profunds.com).

ADMINISTRATIVE SERVICES

The Fund may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Fund, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Fund. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in the Fund, generally, the Fund is authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for the Fund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid the following administrative services fees:

ADMINISTRATIVE SERVICES FEES

	2006	2007	2008
Money Market ProFund	$37,831	$160,278	$148,547

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The Fund’s expenses include, without limitation: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees

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and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses. The Fund pays its proportionate share of the Portfolio expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. The Fund offers three classes of shares: Service Class Shares, Investor Class Shares and Class A Shares.

All shares of the Trust are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2009, the following persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

Fund/Class Name and Address	State of Incorporation	Parent Company	Percentage Shares of the Fund
MONEY MARKET PROFUND – CLASS A PROFUND ADVISORS LLC 7501 WISCONSIN AVENUE, SUITE 100 BETHESDA, MD 20814	DE	N/A	88.58%

As of April 1, 2009, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the shares of the Fund.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONEY MARKET PROFUND - INVESTOR CLASS ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET, SUITE 490 SAN JOSE, CA 95113	35,523,043	6.09%

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Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONEY MARKET PROFUND – CLASS A SENG HUAT GOH 1092 CORONA CRESCENT CANADA, COQUILTLAM V3J 7J3	57,856	8.77%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

TAXATION

OVERVIEW

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

QUALIFICATION AS A RIC

The Fund intends to elect and qualify to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that

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derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions from earnings and profits, including distributions of net long-term capital gain (if any), would be taxable to shareholders as dividend income (and potentially would be eligible for the corporate dividends received deduction) even though those distributions might otherwise (at least in part) have been treated in the shareholder’s hands as long-term capital gain. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long-term capital gains from the sale of investments that the Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses – that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable at long term capital gains rates, regardless of how long the shareholder has held the Fund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the corporate dividends received deduction. Distributions attributable to the excess of net gains from the sale of investments that the Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received. Distributions by the Fund to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

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QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. It is not expected that a significant portion of distributions from the Fund will be derived from qualified dividend income.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income, and accordingly such income would be subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see below).

MARKET DISCOUNT

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with original issue discount, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues ratably on a daily basis for each day the debt security is held by the Fund based on the number of days between the date of the Fund’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

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HIGHER-RISK SECURITIES

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

CONSTRUCTIVE SALES

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2010, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital

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gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). In order to qualify for these exemptions from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form).

The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts. Moreover, absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and such dividends generally will be subject to withholding as described above. It is unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial owner of Fund shares who or which is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, those dividends will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial holder of Fund shares who or which is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

EQUALIZATION ACCOUNTING

The Fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, the Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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PERFORMANCE INFORMATION

YIELD CALCULATIONS

From time to time, Money Market ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of the Fund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Fund’s investment performance. In particular, performance information for the Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. Broad-based Lipper groupings may also be used for comparison.

Information about the performance of the Fund will be contained in the Fund’s annual and semiannual reports to shareholders, which may be obtained without charge by writing to the Fund at the address or telephoning the Fund at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DIMA also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DIMA will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Fund for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm,

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and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

A: An obligation rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: An obligation rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB: An obligation rated `BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

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Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

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DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

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TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

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APPENDIX B

PROXY VOTING GUIDELINES

Deutsche Asset Management (“AM”) Proxy Voting Policy and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The guidelines followed by AM represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities. A copy of the guidelines may be obtained, without charge, by visiting the Portfolio’s Web site at: www.dws-investments.com (click on “proxy voting” at the bottom of the page).

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES

1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)	adopting, monitoring and updating guidelines, available at www.dws-investments.com as described above (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)	voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

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Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue;

•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

[2]

The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

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4.	Conflict of Interest Procedures

A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]

As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

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Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

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Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

•	Analyst worksheets created for stock option plan and share increase analyses.

•	Proxy Edge print-screen of actual vote election.

•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

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•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

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PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP

Bull

Small-Cap

Dow 30

NASDAQ-100

Large-Cap Value

Large-Cap Growth

Mid-Cap

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

International

Emerging Markets

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraNASDAQ-100

INVERSE PROFUNDS VP

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short NASDAQ-100

Short Emerging Markets

Short International

UltraShort Dow 30

UltraShort NASDAQ-100

1

SECTOR PROFUNDS VP

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

NON-EQUITY PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

Falling U.S. Dollar

PROFUND VP MONEY MARKET

Money Market

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds VP alone constitutes a balanced investment plan. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

Investment in the ProFunds VP involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. The Profunds VP are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2009 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2008 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds VP is available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at www.profunds.com.

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STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION ABOUT PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund VP” and collectively, the “ProFunds VP”). Fifty series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds VP.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. Set forth below is further information relating to the ProFunds VP, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds VP specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds VP discussed below may be used by a ProFund VP if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFunds VP’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. For purposes of the Falling U.S. Dollar ProFund VP, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Trust’s Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund VP’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund VP’s investments returns with its respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation of each non-money market ProFund VP’s investment returns to its benchmark, certain factors tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

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For purposes of this SAI, the word “invest” refers both to a ProFund VP’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a ProFund VP’s direct investments and indirect investments in securities and other instruments. For example, the ProFunds VP typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those underlying securities or instruments.

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

NAME POLICIES

Certain ProFunds VP have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to equity securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund VP’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated or earmarked on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund VP’s 80% investment policy.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Each ProFund VP also may invest in Depositary Receipts (discussed below) of foreign issuers or in ordinary shares of foreign issuers that list shares directly on U.S. exchanges. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic issuers. Some foreign investments may be subject to brokerage commissions and

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fees that are higher than those applicable to U.S. investments. A ProFund VP also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund VP’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International, ProFund VP Precious Metals and ProFund VP Falling U.S. Dollar are subject to the general risks associated with foreign investment.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds VP focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds VP may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds VP with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds VP have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds VP that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International, ProFund VP Falling U.S. Dollar and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each non-money market ProFund VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

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Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in real estate investment trusts (“REITs”), which are corporations or business trusts meeting the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) to qualify for special tax treatment. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify as REITs under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each non-money market ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical deliver of the underlying stocks in the index is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. Each ProFund VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

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Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A ProFund VP may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund VP may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each non-money market ProFund VP is to enter into financial instruments, which may include forward contracts. For certain ProFunds VP, forward contracts may be the primary or sole investment strategy of the ProFunds VP. The ProFunds VP may enter into equity, equity index or interest rate forward contracts for purposes of

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attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund VP’s rights as a creditor.

INDEX OPTIONS

Each non-money market ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each non-money market ProFund VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the NYSE Amex Options (“AMEX”) and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

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OPTIONS ON SECURITIES

Each non-money market ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The ProFund VP Falling U.S. Dollar may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at

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the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds VP to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFund VP Falling U.S. Dollar may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the ProFund VP Falling U.S. Dollar may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The ProFund VP Falling U.S. Dollar is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the ProFund VP Falling U.S. Dollar invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFund VP values its assets daily in U.S. dollars, it does not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The ProFund VP Falling U.S. Dollar will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFund VP at one rate, and offer to buy the currency at a lower rate if the ProFund VP Falling U.S. Dollar tries to resell the currency to the dealer.

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Although forward currency contracts may be used by the ProFund VP Falling U.S. Dollar to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if this ProFund VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the ProFund VP Falling U.S. Dollar may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom this ProFund VP has an open forward position, defaults or becomes bankrupt.

SHORT SALES

Each non-money market ProFund VP may engage in short sales transactions. A short sale is a transaction in which a ProFund VP sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends it receives or interest that accrues, which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

Each non-money market ProFund VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

No ProFund VP will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

Each non-money market ProFund VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the

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non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFund VP’s transactions in swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques, and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

In the normal course of business, a ProFund VP enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated

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pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). In limited cases, PERLs may be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each non-money market ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The non-money market ProFunds VP may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each non-money market ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, a non-money market ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage, which will serve to magnify the potential for gain and the risk of loss. A non-money market ProFund VP may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, a non-money market ProFund VP’s use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

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DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a non-money market ProFund VP may utilize for investment purposes, as “cover” for other investment techniques such non-money market ProFund VP employs, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each non-money market ProFund VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each non-money market ProFund VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation will be successful. While the U.S. government provides financial support to the U.S. government-sponsored Federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

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Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances – Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

A ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank’s obligations that the ProFund VP holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

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Asset-Backed Securities

Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. The ProFunds VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent

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years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund VP’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Also, because zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund VP may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

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UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest

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rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund VP to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

Each ProFund VP also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives as “cover” for the investment techniques it employs or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each ProFund VP may use reverse repurchase agreements as part of the ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFund VP will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

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CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund VP may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each non-money market ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the ProFunds VP’s investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. The ProFunds VP, however, also bear the risk of loss from the investment of the cash collateral, which risk may be increased at times of high market volatility. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans will be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund VP’s NAV or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued

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or delayed-delivery basis. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only

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such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards,

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are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

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PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund VP. Each non-money market ProFund VP’s turnover rate for the fiscal year ended December 31, 2008 is set forth in the annual report to shareholders.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds VP, Inverse ProFunds VP, Sector ProFunds VP, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As discussed in the Prospectus, some of the ProFunds VP are “leveraged” funds in the sense that they have an investment objective to match a multiple of the performance of an index on a given day. These ProFunds VP are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from these ProFunds’ VP use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to be either greater than or less than the index performance times the stated multiple in the ProFund VP’s investment objective.

A leveraged ProFund VP’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

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b)	index volatility;

c)	financing rates associated with leverage;

d)	other ProFund VP expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a leveraged ProFund VP can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged ProFund VP. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated ProFund VP returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no ProFund VP expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If ProFund VP expenses were included, the ProFund VP’s performance would be lower than shown.

The first table below shows an example in which a leveraged ProFund VP that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged ProFund VP could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a ProFund VP would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged ProFund VP with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the fund’s investment objective; conversely areas shaded red represent those scenarios where the fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

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Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

	200%	Index Volatility
One Year Index Performance	One Year Index Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

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Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

	Inverse of	Index Volatility
One Year Index Performance	One Year Index Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

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Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

	200% Inverse of One Year	Index Volatility
One Year Index Performance	Index Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%
The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged ProFund VP. A ProFund VP’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series of the Trust. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

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INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and SAI to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and SAI, as they may be amended from time to time.

For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P. Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

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DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The NAV per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. The Fund records its investment transactions no later than the next business day of when the transaction order is placed. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds VP, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

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AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s NAV. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and other accounts whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund VP’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could

32

impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers the following efficiency factors: the broker’s availability, facilities reliability, financing accountability, responsiveness and confidentiality.

In seeking to implement a ProFund VP’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and that are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, the Advisor may determine that a higher commission is justified for the additional services.

While the Advisor primarily considers price and the aforementioned efficiency factors when evaluating the reasonableness of brokerage commissions paid, the Advisor also may consider the value of the research of brokerage services provided by a particular broker-dealer. Such research and services are evaluated to assure: (1) these are the type of services or research benefits that fall within the safe harbor described in Section 28(e) of the 1934 Act; (2) the purpose of such services is lawful; and (3) brokerage commissions paid for each of the services are reasonable in relation to their value. Research and brokerage services include, without limitation, proprietary research, statistical research, computer equipment or terminals, software and databases that provide access to data and analysis thereof, statistical information and securities data.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services. In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund VP’s shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect ProFund VP portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the ProFund Distributors, Inc. (the “Distributor”) from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for the distribution of shares of the ProFunds VP or any other investment company.

33

The Trust is required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund VP during its most recent fiscal year or during the period of time since the ProFund VP’s organization, whichever is shorter. “Regular brokers or dealers” of a ProFund VP are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the ProFund VP; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the ProFund VP’s shares. During the fiscal year ended December 31, 2008, each of the following ProFunds VP held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2008	Name of Broker or Dealer
ProFund VP Bull	$917,712	J.P. Morgan Chase & Co.
	290,639	The Goldman Sachs Group, Inc.
	285,202	Citigroup, Inc.

ProFund VP Small-Cap	$3,876	Knight Capital Group, Inc.

ProFund VP Large-Cap Value	$1,024,410	J.P. Morgan Chase & Co.
	319,362	Citigroup, Inc.

ProFund VP Large-Cap Growth	$211,650	The Goldman Sachs Group, Inc.

ProFund VP UltraBull	$546,257	J.P. Morgan Chase & Co.
	172,999	The Goldman Sachs Group, Inc.
	169,763	Citigroup, Inc.

ProFund VP UltraSmall-Cap	$39,729	Knight Capital Group, Inc.

ProFund VP Banks	$3,713,666	J.P. Morgan Chase & Co.
	819,070	Citigroup, Inc.

ProFund VP Financials	$1,942,973	J.P. Morgan Chase & Co.
	601,746	Citigroup, Inc.
	549,632	The Goldman Sachs Group, Inc.
	236,129	Merrill Lynch & Co., Inc.

Brokerage Commissions

For the fiscal years ended December 31, 2006, 2007 and 2008, each ProFund VP paid brokerage commissions in the following amounts:

	2006	2007	2008
ProFund VP Bull	$170,845	$138,977	$137,230
ProFund VP Mid-Cap	N/A	135	674
ProFund VP Small-Cap	50,853	26,156	32,514
ProFund VP Dow 30	17,022	90,250	38,676
ProFund VP NASDAQ-100	6,125	12,867	7,922
ProFund VP Large-Cap Value	156,981	181,336	123,316
ProFund VP Large-Cap Growth	76,008	87,850	65,424
ProFund VP Mid-Cap Value	313,128	201,892	124,728
ProFund VP Mid-Cap Growth	220,489	203,298	98,260
ProFund VP Small-Cap Value	193,917	101,713	108,347
ProFund VP Small-Cap Growth	212,752	118,791	64,670
ProFund VP Asia 30	135,001	223,245	149,664

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	2006	2007	2008
ProFund VP Europe 30	87,237	153,746	56,943
ProFund VP International	N/A	22	80
ProFund VP Emerging Markets	N/A	0	33
ProFund VP Japan	39,470	24,013	12,165
ProFund VP UltraBull	252,110	212,633	118,499
ProFund VP UltraMid-Cap	239,048	214,386	93,669
ProFund VP UltraSmall-Cap	107,654	152,991	54,078
ProFund VP UltraNASDAQ-100	49,979	28,755	14,634
ProFund VP Bear	16,232	26,534	52,634
ProFund VP Short Mid-Cap	6,646	4,196	7,947
ProFund VP Short Small-Cap	21,842	21,957	17,121
ProFund VP Short Dow 30	98	264	7,039
ProFund VP Short NASDAQ-100	33,991	18,254	9,634
ProFund VP Short International	N/A	0	363
ProFund VP Short Emerging Markets	N/A	0	84
ProFund VP UltraShort Dow 30	53	231	10,557
ProFund VP UltraShort NASDAQ-100	40	191	1,285
ProFund VP Banks	30,695	28,738	102,974
ProFund VP Basic Materials	64,348	116,032	100,170
ProFund VP Biotechnology	3,629	3,103	4,711
ProFund VP Consumer Goods	24,556	31,569	32,233
ProFund VP Consumer Services	16,835	17,355	15,822
ProFund VP Financials	41,165	34,586	72,409
ProFund VP Health Care	26,333	51,960	47,723
ProFund VP Industrials	55,175	52,164	33,165
ProFund VP Internet	4,476	2	2,127
ProFund VP Oil & Gas	101,079	95,006	83,234
ProFund VP Pharmaceuticals	52,835	44,826	38,695
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	287,167	190,822	69,057
ProFund VP Semiconductor	16,244	11,546	3,992
ProFund VP Technology	13,970	18,290	11,468
ProFund VP Telecommunications	115,174	139,294	65,085
ProFund VP Utilities	86,161	128,960	83,430
ProFund VP U.S. Government Plus	12,746	3,169	4,503
ProFund VP Rising Rates Opportunity	6,848	5,439	4,823
ProFund VP Falling U.S. Dollar	N/A	0	193
ProFund VP Money Market	0	0	0

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors.

35

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees set broad policies for the Trust and elect the officers of the Trust to actively supervise its day-to-day operations. One Trustee and all of the officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”). The Trustees and some officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment adviser that is an affiliated person of ProFund Advisors.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; October 1997 present	Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (58)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and ProShare Advisors LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in the Advisor.

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Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer of ProShare Advisors LLC (December 2004 to present); Chief Compliance Officer of the Distributor (March 2008 to present); Expert Witness, Capital Forensics (March 2005 to present).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Acting Secretary	Indefinite; September 2007 to present; Assistant Secretary April 2006 to September 2007.	Vice President Corporate Development of the Advisor (January 2007 to present); Acting Secretary of ProShare Advisors LLC (September 2007 to present); Assistant Vice President of the Advisor (December 2002 to December 2006).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present.	Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (April 2002 to present).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2008.

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Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

As of April 1, 2009, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2008.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP;

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

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Compensation Table

For the fiscal year ended December 31, 2008, the Trust paid the following compensation to the Trustees and the Chief Compliance Officer of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees***
Independent Trustees
Russell S. Reynolds, III, Trustee	$45,776	$0	$0	$138,000
Michael C. Wachs, Trustee	45,776	0	0	138,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	0	0	0	0
Officer
Victor Frye, Chief Compliance Officer	62,054	0	0	N/A

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee. Trustees also receive $5,000 for attending each regular quarterly in-person meeting, $3000 for attending special meetings and $2,000 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than those included in the table above, receive no compensation directly from the Trust for performing the duties of their offices.
**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.
***	The “Fund Complex” consists of all funds advised by ProFund Advisors LLC and ProShare Advisors LLC.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.50% of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of the ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust and ProShares Trust.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds VP.

ADVISORY FEES

	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$1,610,758	$0	$1,315,058	$0	$813,555	$70,598
ProFund VP Mid-Cap	N/A	N/A	2,196	886	13,726	3,225
ProFund VP Small-Cap	910,358	0	705,976	0	301,939	0
ProFund VP Dow 30	15,723	181	43,070	0	17,548	0
ProFund VP NASDAQ-100	587,759	2,531	719,354	7,927	370,186	49,022
ProFund VP Large-Cap Value	663,016	0	870,390	39,267	323,462	62,037
ProFund VP Large-Cap Growth	504,149	0	561,941	13,187	435,209	62,951
ProFund VP Mid-Cap Value	691,761	22,745	654,395	29,611	314,184	49,831
ProFund VP Mid-Cap Growth	597,000	0	595,553	10,358	337,968	56,605
ProFund VP Small-Cap Value	565,554	3,401	376,054	35,331	220,441	73,185
ProFund VP Small-Cap Growth	821,621	0	576,550	9,418	271,647	62,000
ProFund VP Asia 30	772,786	0	1,374,268	0	864,481	34,562
ProFund VP Europe 30	988,745	0	1,107,460	0	505,097	27,257
ProFund VP International	N/A	N/A	4,643	416	9,156	2,435

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	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Emerging Markets	N/A	N/A	12,485	94	44,451	2,277
ProFund VP Japan	590,348	3,858	386,732	0	107,540	8,603
ProFund VP UltraBull	439,148	0	489,001	0	252,922	45,173
ProFund VP UltraMid-Cap	612,418	0	642,788	12,589	257,074	33,814
ProFund VP UltraSmall-Cap	468,350	0	310,719	17,011	139,481	29,089
ProFund VP UltraNASDAQ-100	540,077	0	554,748	5,444	344,453	48,682
ProFund VP Bear	390,566	0	307,016	5,864	534,010	40,644
ProFund VP Short Mid-Cap	55,770	5,698	39,263	4,621	68,842	6,291
ProFund VP Short Small-Cap	266,697	0	240,008	0	183,464	12,997
ProFund VP Short Dow 30	3,590	2,236	2,554	1,783	5,261	2,159
ProFund VP Short NASDAQ-100	439,761	2,755	221,443	9,020	204,513	27,465
ProFund VP Short International	N/A	N/A	455	455	15,808	2,524
ProFund VP Short Emerging Markets	N/A	N/A	405	405	15,882	3,131
ProFund VP UltraShort Dow 30	409	409	2,115	845	7,679	1,827
ProFund VP UltraShort NASDAQ-100	397	397	1,873	1,110	11,386	3,032
ProFund VP Banks	129,766	8,525	68,087	17,990	100,474	25,713
ProFund VP Basic Materials	229,965	3,583	580,069	19,178	718,946	64,967
ProFund VP Biotechnology	122,743	3,443	101,647	9,385	130,935	17,019
ProFund VP Consumer Goods	96,452	12,582	118,337	19,319	75,229	25,335
ProFund VP Consumer Services	42,884	20,730	44,191	20,482	19,467	19,715
ProFund VP Financials	290,264	12,772	255,679	18,591	192,985	47,598
ProFund VP Health Care	353,758	0	413,146	19,362	234,669	31,439
ProFund VP Industrials	124,040	16,066	172,058	33,281	119,004	33,580
ProFund VP Internet	86,745	6,676	82,511	7,165	51,622	7,991
ProFund VP Oil & Gas	1,168,808	51,943	1,246,759	40,262	1,113,094	107,788
ProFund VP Pharmaceuticals	159,978	2,207	147,817	9,373	85,586	12,044
ProFund VP Precious Metals	983,891	0	918,016	19,894	1,081,718	65,075
ProFund VP Real Estate	463,314	9,789	448,039	24,477	177,869	29,686
ProFund VP Semiconductor	71,940	4,080	56,834	9,804	24,967	9,134
ProFund VP Technology	138,508	9,033	174,148	8,986	107,735	11,920
ProFund VP Telecommunications	238,038	7,267	456,769	21,224	118,112	18,374
ProFund VP Utilities	615,926	19,948	970,715	44,328	613,391	67,543
ProFund VP U.S. Government Plus	340,245	0	346,322	30,820	455,944	78,688
ProFund VP Rising Rates Opportunity	1,162,512	0	788,233	0	497,412	19,812
ProFund VP Falling U.S. Dollar	N/A	N/A	932	922	95,219	2,449
ProFund VP Money Market	1,004,430	0	1,279,748	29,078	1,916,805	1,077,920

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2010, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: 1.38% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.68% for all other ProFunds VP. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

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For the fiscal years ended December 31, 2006, 2007 and 2008, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2006 Recouped	2007 Recouped	2008 Recouped
ProFund VP Bull	$0	$0	$0
ProFund VP Mid-Cap	N/A	0	0
ProFund VP Small-Cap	0	0	0
ProFund VP Dow 30	0	0	246
ProFund VP NASDAQ-100	0	0	0
ProFund VP Large-Cap Value	0	0	0
ProFund VP Large-Cap Growth	0	0	0
ProFund VP Mid-Cap Value	0	0	0
ProFund VP Mid-Cap Growth	0	0	0
ProFund VP Small-Cap Value	0	0	0
ProFund VP Small-Cap Growth	0	0	0
ProFund VP Asia 30	0	0	0
ProFund VP Europe 30	0	0	0
ProFund VP International	N/A	0	0
ProFund VP Emerging Markets	N/A	0	0
ProFund VP Japan	0	0	0
ProFund VP UltraBull	6,749	0	0
ProFund VP UltraMid-Cap	0	0	0
ProFund VP UltraSmall-Cap	2,794	0	0
ProFund VP Short Dow 30	0	0	0
ProFund VP UltraNASDAQ-100	14,677	0	0
ProFund VP UltraShort Dow 30	0	0	0
ProFund VP UltraShort NASDAQ-100	0	0	0
ProFund VP Bear	0	0	0
ProFund VP Short Mid-Cap	0	0	0
ProFund VP Short Small-Cap	0	0	0
ProFund VP Short NASDAQ-100	0	0	0
ProFund VP Banks	0	0	0
ProFund VP Short International	N/A	0	0
ProFund VP Short Emerging Markets	N/A	0	0
ProFund VP Basic Materials	0	0	0
ProFund VP Biotechnology	0	0	0
ProFund VP Consumer Goods	0	0	0
ProFund VP Consumer Services	0	0	0
ProFund VP Financials	0	0	0
ProFund VP Health Care	7,581	0	0
ProFund VP Industrials	0	0	0
ProFund VP Internet	0	0	0
ProFund VP Oil & Gas	0	0	0
ProFund VP Pharmaceuticals	0	0	0
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	0	0	0
ProFund VP Semiconductor	0	0	0
ProFund VP Technology	0	0	0
ProFund VP Telecommunications	0	0	0
ProFund VP Utilities	0	0	0
ProFund VP U.S. Government Plus	0	0	0
ProFund VP Rising Rates Opportunity	0	0	0
ProFund VP Falling U.S. Dollar	N/A	0	0
ProFund VP Money Market	0	0	0

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The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors a fee at the annual rate of 0.10% of the average daily net assets for each ProFund VP.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$322,153	70,049	$263,013	$87,673	$130,639	$31,576
ProFund VP Mid-Cap	N/A	N/A	439	264	1,896	496
ProFund VP Small-Cap	182,073	40,005	141,196	47,067	49,782	9,523
ProFund VP Dow 30	3,145	1,113	8,614	2,871	2,808	468
ProFund VP NASDAQ-100	117,552	24,705	143,871	49,015	59,216	16,393
ProFund VP Large-Cap Value	132,604	31,864	174,079	63,263	52,112	17,255
ProFund VP Large-Cap Growth	100,830	21,782	112,389	39,222	69,264	19,628
ProFund VP Mid-Cap Value	138,353	37,567	130,880	47,575	50,453	15,205
ProFund VP Mid-Cap Growth	119,401	20,381	119,111	41,086	53,310	15.794
ProFund VP Small-Cap Value	113,111	24,751	75,211	29,782	33,859	14,224
ProFund VP Small-Cap Growth	164,325	23,709	115,311	39,694	41,839	13,885
ProFund VP Asia 30	154,558	34,907	274,855	91,620	141,222	30,564
ProFund VP Europe 30	197,750	42,506	221,493	73,833	81,315	17,602
ProFund VP International	N/A	N/A	929	365	1,338	442
ProFund VP Emerging Markets	N/A	N/A	2,497	845	6,380	757
ProFund VP Japan	118,070	22,976	77,347	25,783	17,170	3,978
ProFund VP UltraBull	87,830	19,915	97,801	32,601	40,640	12,940
ProFund VP UltraMid-Cap	122,484	24,338	128,558	44,533	41,404	11,636
ProFund VP UltraSmall-Cap	93,671	20,190	62,144	22,983	21,761	7,041
ProFund VP UltraNASDAQ-100	108,016	21,714	110,950	37,710	55,201	15,764

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	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bear	78,114	18,360	61,404	21,250	81,862	16,078
ProFund VP Short Mid-Cap	11,154	5,264	7,853	3,234	11,295	2,956
ProFund VP Short Small-Cap	53,340	16,296	48,002	16,001	29,389	6,660
ProFund VP Short Dow 30	718	707	511	408	745	332
ProFund VP Short NASDAQ-100	87,953	23,652	44,289	15,966	33,351	9,744
ProFund VP Short International	N/A	N/A	91	91	2,219	447
ProFund VP Short Emerging Markets	N/A	N/A	81	81	2,281	580
ProFund VP UltraShort Dow 30	82	82	423	254	1,184	487
ProFund VP UltraShort NASDAQ-100	79	79	375	273	1,717	603
ProFund VP Banks	25,953	10,131	13,617	6,938	15,294	5,325
ProFund VP Basic Materials	45,993	11,410	116,014	41,230	115,647	28,448
ProFund VP Biotechnology	24,549	6,033	20,329	8,028	19,143	3,954
ProFund VP Consumer Goods	19,291	9,522	23,667	10,465	12,040	5,387
ProFund VP Consumer Services	8,577	7,569	8,838	5,677	3,050	3,084
ProFund VP Financials	58,053	17,941	51,136	19,525	29,698	10,312
ProFund VP Health Care	70,752	16,984	82,630	30,126	37,361	10,263
ProFund VP Industrials	24,808	10,683	34,412	15,909	19,004	7,614
ProFund VP Internet	17,349	5,541	16,502	6,456	8,345	2,527
ProFund VP Oil & Gas	233,763	60,089	249,353	88,488	177,613	43,569
ProFund VP Pharmaceuticals	31,996	9,200	29,564	11,105	13,385	3,580
ProFund VP Precious Metals	196,779	42,501	183,604	63,855	177,512	41,956
ProFund VP Real Estate	92,663	25,375	89,608	33,134	28,264	8,506
ProFund VP Semiconductor	14,388	4,019	11,367	5,096	4,018	1,907
ProFund VP Technology	27,702	9,273	34,830	12,809	17,281	4,506
ProFund VP Telecommunications	47,608	14,992	91,354	33,282	18,923	5,624
ProFund VP Utilities	123,186	37,383	194,144	70,627	102,124	29,343
ProFund VP U.S. Government Plus	102,074	22,202	103,897	40,798	108,583	33,130
ProFund VP Rising Rates Opportunity	232,504	51,552	157,647	52,550	78,332	14,651
ProFund VP Falling U.S. Dollar	N/A	N/A	186	185	14,675	2,305
ProFund VP Money Market	200,887	46,743	255,951	89,197	298,141	186,287

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2008, unless otherwise noted.

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Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Todd Johnson	126 / $23,084,666,335	12 / $153,349,055	42 / $1,730,261,233
Elisa Petit	30 / $1,302,237,185	0 / $0	0 / $0
Erik Benke	28 / $1,247,170,185	0 / $0	0 / $0
Adam Croll	28 / $439,490,743	0 / $0	0 / $0
Hratch Najarian	28 / $439,490,743	0 / $0	0 / $0
Rachel Ames	30 / $1,302,237,185	0 / $0	0 / $0
Ashwin Joshi	28 / $1,247,170,185	0 / $0	0 / $0
Jeff Ploshnick	6 / $638,180,386	0 / $0	0 / $0
Sarah Abdow	6 / $638,180,386	0 / $0	0 / $0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the ProFunds VP managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of December 31, 2008 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Todd Johnson	$0	$0
Elisa Petit	0	0
Erik Benke	0	0
Adam Croll	0	0
Hratch Najarian	0	0
Rachel Ames	0	0
Ashwin Joshi	0	0
Jeff Ploshnick	0	0
Sarah Abdow	0	0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund VP. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that is consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or

44

using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

It should be noted that each non-money market ProFund VP is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark. The use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted a consolidated code of ethics (the “COE”) under rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained RiskMetrics Group (“RMG”) as an expert in the proxy voting and corporate governance area. RiskMetrics Group is an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by RMG include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. RMG issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and RMG also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. RMG’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by RMG and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by RMG on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

45

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct RMG to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which RMG voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of RMG, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds VP voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30, 2006 is available without charge, upon request, by (1) calling the Advisor at 888-776-1972, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the ProFunds VP’s service providers, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a ProFund VP’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

46

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each Form N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2006, 2007 and 2008, Citi, as Administrator was entitled to, and waived, administration fees in the following amounts for each of the ProFunds VP:

	ADMINISTRATION FEES
	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$66,210	0	$54,762	0	$37,762	0
ProFund VP Mid-Cap	N/A	N/A	19	0	673	0
ProFund VP Small-Cap	37,451	0	29,452	0	13,722	0
ProFund VP Dow 30	427	0	1,782	0	850	0
ProFund VP NASDAQ-100	24,163	0	30,224	0	17,062	0
ProFund VP Large-Cap Value	27,320	0	36,234	0	15,306	0
ProFund VP Large-Cap Growth	20,771	0	23,501	0	20,189	0
ProFund VP Mid-Cap Value	28,390	0	27,337	0	14,533	0
ProFund VP Mid-Cap Growth	24,527	0	24,723	0	15,686	0
ProFund VP Small-Cap Value	23,206	0	15,688	0	10,613	0
ProFund VP Small-Cap Growth	33,754	0	23,917	0	12,933	0
ProFund VP Asia 30	31,675	0	57,479	0	39,551	0
ProFund VP Europe 30	40,650	0	46,032	0	23,451	0
ProFund VP International	N/A	N/A	39	0	473	0
ProFund VP Emerging Markets	N/A	N/A	74	0	2,098	0
ProFund VP Japan	24,223	0	16,165	0	5,017	0
ProFund VP UltraBull	18,056	117	20,350	0	12,252	0
ProFund VP UltraMid-Cap	25,135	120	26,706	0	11,816	0
ProFund VP UltraSmall-Cap	19,203	62	12,910	0	6,803	0
ProFund VP UltraNASDAQ-100	22,195	9	23,232	0	16,121	0
ProFund VP Bear	16,198	128	12,977	0	26,082	0
ProFund VP Short Mid-Cap	2,355	0	1,664	0	3,372	0
ProFund VP Short Small-Cap	11,110	27	10,209	0	8,969	0
ProFund VP Short Dow 30	82	0	108	0	284	0
ProFund VP Short NASDAQ-100	18,240	9	9,339	0	9,969	0
ProFund VP Short International	N/A	N/A	3	0	854	0
ProFund VP Short Emerging Markets	N/A	N/A	3	0	829	0
ProFund VP UltraShort Dow 30	3	0	80	0	364	0
ProFund VP UltraShort NASDAQ-100	3	0	75	0	548	0
ProFund VP Banks	5,395	0	2,840	0	5,028	0
ProFund VP Basic Materials	9,425	0	24,183	0	33,031	0
ProFund VP Biotechnology	5,056	0	4,234	0	6,455	0

47

	ADMINISTRATION FEES
	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Consumer Goods	3,969	0	4,936	0	3,612	0
ProFund VP Consumer Services	1,756	0	1,843	0	945	0
ProFund VP Financials	11,893	0	10,648	0	9,284	0
ProFund VP Health Care	14,560	0	17,199	0	11,249	0
ProFund VP Industrials	5,091	0	7,159	0	5,571	0
ProFund VP Internet	3,567	81	3,439	0	2,387	0
ProFund VP Oil & Gas	48,100	0	52,135	0	51,991	0
ProFund VP Pharmaceuticals	6,626	0	6,135	0	4,097	0
ProFund VP Precious Metals	40,447	0	38,470	0	49,133	0
ProFund VP Real Estate	19,079	30	18,660	0	8,277	0
ProFund VP Semiconductor	2,971	0	2,382	0	1,161	0
ProFund VP Technology	5,692	0	7,312	0	5,039	0
ProFund VP Telecommunications	9,777	0	19,076	0	5,477	0
ProFund VP Utilities	25,436	0	40,473	0	28,258	0
ProFund VP U.S. Government Plus	21,172	88	21,951	0	31,939	0
ProFund VP Rising Rates Opportunity	47,880	2	32,888	0	23,952	0
ProFund VP Falling U.S. Dollar	N/A	N/A	9	0	4,378	0
ProFund VP Money Market	41,343	1,275	53,801	0	83,690	0

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2006, 2007 and 2008, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

	FUND ACCOUNTING FEES
	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$93,752	0	$80,217	0	$71,388	0
ProFund VP Mid-Cap	N/A	N/A	24	0	1,252	0
ProFund VP Small-Cap	56,749	0	48,679	0	28,588	0
ProFund VP Dow 30	728	0	2,556	0	1,586	0
ProFund VP NASDAQ-100	33,683	0	44,579	0	30,853	0
ProFund VP Large-Cap Value	40,222	0	54,167	0	29,987	0
ProFund VP Large-Cap Growth	30,973	0	35,471	0	37,832	0
ProFund VP Mid-Cap Value	40,971	0	40,707	0	27,656	0
ProFund VP Mid-Cap Growth	35,451	0	36,713	0	29,313	0
ProFund VP Small-Cap Value	35,448	0	25,580	0	22,227	0
ProFund VP Small-Cap Growth	48,427	0	36,579	0	25,647	0
ProFund VP Asia 30	43,790	0	83,062	0	69,725	0
ProFund VP Europe 30	56,045	0	66,086	0	41,644	0
ProFund VP International	N/A	N/A	50	0	809	0
ProFund VP Emerging Markets	N/A	N/A	83	0	3,679	0
ProFund VP Japan	33,614	0	23,001	0	8,945	0
ProFund VP UltraBull	28,266	0	32,463	0	25,671	0
ProFund VP UltraMid-Cap	37,165	0	40,405	0	23,491	0
ProFund VP UltraSmall-Cap	29,743	0	25,158	0	17,585	0
ProFund VP UltraNASDAQ-100	31,739	0	33,871	0	29,023	0
ProFund VP Bear	22,302	0	18,899	0	48,022	0
ProFund VP Short Mid-Cap	3,262	0	2,382	0	6,029	0
ProFund VP Short Small-Cap	15,483	0	15,474	0	15,933	0
ProFund VP Short Dow 30	108	0	156	0	583	0
ProFund VP Short NASDAQ-100	25,360	0	13,370	0	18,015	0
ProFund VP Short International	N/A	N/A	4	0	1,734	0

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	FUND ACCOUNTING FEES
	2006		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Short Emerging Markets	N/A	N/A	4	0	1,646	0
ProFund VP UltraShort Dow 30	3	0	107	0	655	0
ProFund VP UltraShort NASDAQ-100	3	0	98	0	1,002	0
ProFund VP Banks	8,202	0	10,403	0	9,941	0
ProFund VP Basic Materials	13,641	0	30,005	0	57,864	0
ProFund VP Biotechnology	7,259	0	6,867	0	12,358	0
ProFund VP Consumer Goods	6,491	0	8,149	0	7,571	0
ProFund VP Consumer Services	3,957	0	3,974	0	2,968	0
ProFund VP Financials	17,589	0	16,435	0	18,348	0
ProFund VP Health Care	21,019	0	25,734	0	21,389	0
ProFund VP Industrials	8,856	0	11,909	0	11,460	0
ProFund VP Internet	5,118	0	5,328	0	4,460	0
ProFund VP Oil & Gas	67,102	0	75,900	0	92,183	0
ProFund VP Pharmaceuticals	$9,377	0	$8,953	0	7,725	0
ProFund VP Precious Metals	55,656	0	55,895	0	86,665	0
ProFund VP Real Estate	26,705	0	27,476	0	15,206	0
ProFund VP Semiconductor	4,566	0	3,881	0	2,477	0
ProFund VP Technology	8,864	0	11,839	0	9,861	0
ProFund VP Telecommunications	13,643	0	27,327	0	9,884	0
ProFund VP Utilities	35,712	0	58,624	0	50,122	0
ProFund VP U.S. Government Plus	28,542	0	32,227	0	59,357	0
ProFund VP Rising Rates Opportunity	66,664	0	47,148	0	43,158	0
ProFund VP Falling U.S. Dollar	N/A	N/A	13	0	7,642	0
ProFund VP Money Market	57,617	0	76,906	0	155,538	0

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the ProFunds VP’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 41 South High Street, Suite 2500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

49

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2008, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$271,185	0
ProFund VP Mid-Cap	4,575	0
ProFund VP Small-Cap	100,646	0
ProFund VP Dow 30	5,849	0
ProFund VP NASDAQ-100	123,395	0
ProFund VP Large-Cap Value	107,821	0
ProFund VP Large-Cap Growth	145,070	0
ProFund VP Mid-Cap Value	104,728	0
ProFund VP Mid-Cap Growth	112,656	0
ProFund VP Small-Cap Value	73,480	0
ProFund VP Small-Cap Growth	90,549	0
ProFund VP Asia 30	288,160	0

50

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Europe 30	168,366	0
ProFund VP International	3,052	0
ProFund VP Emerging Markets	14,817	0
ProFund VP Japan	35,847	0
ProFund VP UltraBull	84,307	0
ProFund VP UltraMid-Cap	85,691	0
ProFund VP UltraSmall-Cap	46,494	0
ProFund VP UltraNASDAQ-100	114,818	0
ProFund VP Bear	178,003	0
ProFund VP Short Mid-Cap	22,947	0
ProFund VP Short Small-Cap	61,155	0
ProFund VP Short Dow 30	1,754	0
ProFund VP Short NASDAQ-100	68,171	0
ProFund VP Short International	5,269	0
ProFund VP Short Emerging Markets	5,294	0
ProFund VP UltraShort Dow 30	2,560	0
ProFund VP UltraShort NASDAQ-100	3,795	0
ProFund VP Banks	33,491	0
ProFund VP Basic Materials	239,649	0
ProFund VP Biotechnology	43,645	0
ProFund VP Consumer Goods	25,076	0
ProFund VP Consumer Services	6,489	0
ProFund VP Financials	64,328	0
ProFund VP Health Care	78,223	0
ProFund VP Industrials	39,668	0
ProFund VP Internet	17,207	0
ProFund VP Oil & Gas	371,031	0
ProFund VP Pharmaceuticals	28,529	0
ProFund VP Precious Metals	360,573	0
ProFund VP Real Estate	59,290	0
ProFund VP Semiconductor	8,322	0
ProFund VP Technology	35,912	0
ProFund VP Telecommunications	39,371	0
ProFund VP Utilities	204,464	0
ProFund VP U.S. Government Plus	227,972	0
ProFund VP Rising Rates Opportunity	165,804	0
ProFund VP Falling U.S. Dollar	31,740	0
ProFund VP Money Market	638,935	0

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds VP and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds VP as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds VP, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and

51

educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund VP’s shares or the amount a ProFund VP will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds VP. Dealers may not use sales of the ProFunds VP’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund VP may use financial firms that sell ProFund VP shares to effect transactions for the ProFund VP’s portfolio, the ProFund VP and ProFund Advisors will not consider the sale of ProFund VP shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

52

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2006, 2007 and 2008, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES
	2006	2007	2008
ProFund VP Bull	$767,251	$556,684	$352,223
ProFund VP Mid-Cap	N/A	580	4,203
ProFund VP Small-Cap	301,769	234,745	100,507
ProFund VP Dow 30	16	159	91
ProFund VP NASDAQ-100	317,940	319,825	168,334
ProFund VP Large-Cap Value	340,662	399,238	147,833
ProFund VP Large-Cap Growth	268,986	259,290	199,351
ProFund VP Mid-Cap Value	372,498	304,186	146,084
ProFund VP Mid-Cap Growth	336,910	277,775	157,250
ProFund VP Small-Cap Value	299,422	170,359	99,319
ProFund VP Small-Cap Growth	468,841	261,025	120,454
ProFund VP Asia 30	383,650	594,151	352,869
ProFund VP Europe 30	468,004	473,114	204,746
ProFund VP International	N/A	1,402	2,690
ProFund VP Emerging Markets	N/A	4,020	14,410
ProFund VP Japan	328,988	179,972	49,639
ProFund VP UltraBull	188,046	185,083	100,810
ProFund VP UltraMid-Cap	324,469	287,284	116,095
ProFund VP UltraSmall-Cap	224,279	123,150	59,487
ProFund VP UltraNASDAQ-100	274,815	242,416	154,396
ProFund VP Bear	199,001	140,695	243,172
ProFund VP Short Mid-Cap	26,769	17,331	29,410
ProFund VP Short Small-Cap	119,472	97,999	76,877
ProFund VP Short Dow 30	0	0	101
ProFund VP Short NASDAQ-100	218,600	100,425	92,836
ProFund VP Short International	N/A	76	4,648
ProFund VP Short Emerging Markets	N/A	67	4,784
ProFund VP UltraShort Dow 30	0	0	1,352
ProFund VP UltraShort NASDAQ-100	0	0	2,433
ProFund VP Banks	65,217	31,749	46,828
ProFund VP Basic Materials	122,983	270,307	324,383
ProFund VP Biotechnology	67,622	47,360	61,013
ProFund VP Consumer Goods	48,532	55,228	35,073
ProFund VP Consumer Services	21,694	20,606	8,932
ProFund VP Financials	139,370	106,339	76,706
ProFund VP Health Care	172,922	180,142	98,137
ProFund VP Industrials	67,865	80,281	55,502
ProFund VP Internet	48,643	38,399	23,930
ProFund VP Oil & Gas	628,468	579,098	500,712
ProFund VP Pharmaceuticals	81,510	68,971	38,255
ProFund VP Precious Metals	527,458	425,718	486,191
ProFund VP Real Estate	242,159	207,336	82,787
ProFund VP Semiconductor	40,569	26,510	11,657
ProFund VP Technology	61,082	66,746	37,216
ProFund VP Telecommunications	121,767	213,109	54,284
ProFund VP Utilities	320,860	452,655	279,575
ProFund VP U.S. Government Plus	240,442	235,396	294,522
ProFund VP Rising Rates Opportunity	484,163	300,748	190,163

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	ADMINISTRATIVE SERVICE FEES
	2006	2007	2008
ProFund VP Falling U.S. Dollar	N/A	165	31,327
ProFund VP Money Market	21,754	68,988	283,480

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a ProFund VP. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2009, the following persons owned 25% or more of the shares of a ProFund VP and may be deemed to control a ProFund VP. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

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CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
PROFUND VP MONEY MARKET	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	40.34%

PROFUND VP BULL	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	73.90%

PROFUND VP ULTRABULL	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	81.52%

PROFUND VP BEAR	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	95.23%

PROFUND VP ULTRANASDAQ-100	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	96.68%

PROFUND VP ULTRASHORT NASDAQ-100	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	N/A	Sammons Financial Group	91.73%

PROFUND VP ULTRASMALL-CAP	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	61.32%

PROFUND VP ULTRASMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	37.78%

PROFUND VP EUROPE 30	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	57.43%

PROFUND VP EUROPE 30	ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR, CT 060954744	IA	Lion Connecticut Holdings Inc.	31.60

PROFUND VP JAPAN	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	96.31%

PROFUND VP SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	57.25%

PROFUND VP SMALL-CAP	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	N/A	Sammons Financial Group	38.53%

PROFUND VP NASDAQ-100	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	89.38%

PROFUND VP BANKS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	95.61%

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Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
PROFUND VP BASIC MATERIALS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	81.89%

PROFUND VP BIOTECHNOLOGY	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.48%

PROFUND VP CONSUMER SERVICES	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	89.26%

PROFUND VP CONSUMER GOODS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.36%

PROFUND VP OIL & GAS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	82.11%

PROFUND VP UTILITIES	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	89.12%

PROFUND VP TELECOMMUNICATIONS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	88.17%

PROFUND VP TECHNOLOGY	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	63.71%

PROFUND VP TECHNOLOGY	JEFFERSON PILOT FINANCIAL INSURANCE CO JPF SEPARATE ACCOUNT C 1300 SOUTH CLINTON STREET MAIL STOP 2H17 FORT WAYNE, IN 46802	N/A	Lincoln National Corporation	28.59%

PROFUND VP SEMICONDUCTOR	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.20%

PROFUND VP REAL ESTATE	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.19%

PROFUND VP PRECIOUS METALS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	85.89%

PROFUND VP PHARMACEUTICALS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	75.48%

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Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
PROFUND VP INTERNET	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	97.99%

PROFUND VP INDUSTRIALS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	98.70%

PROFUND VP HEALTH CARE	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	78.92%

PROFUND VP FINANCIALS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	63.57%

PROFUND VP SMALL-CAP VALUE	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP SUB ACCOUNT 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	75.67%

PROFUND VP SMALL-CAP GROWTH	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	93.91%

PROFUND VP MID-CAP VALUE	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	98.30. %

PROFUND VP MID-CAP GROWTH	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.55%

PROFUND VP ULTRA MID-CAP	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	98.37%

PROFUND VP MID-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	91.29%

PROFUND VP SHORT NASDAQ-100	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	72.58%

PROFUND VP ASIA 30	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	74.99%

PROFUND VP U.S. GOVERNMENT PLUS	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	75.90%

PROFUND VP RISING RATES OPPORTUNITY	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	53.97%

57

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
PROFUND VP RISING RATES OPPORTUNITY	ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR, CT 060954774	IA	Lion Connecticut Holdings Inc.	29.50%

PROFUND VP LARGE CAP VALUE	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	94.82%

PROFUND VP LARGE CAP GROWTH	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	96.07%

PROFUND VP SHORT SMALL-CAP	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	69.63%

PROFUND VP SHORT SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	29.48%

PROFUND VP SHORT MID-CAP	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	99.44%

PROFUND VP FALLING U.S. DOLLAR	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	99.25%

PROFUND VP ULTRASHORT DOW 30	PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA, MD 20814	DE	N/A	96.66%

PROFUND VP INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	85.71%

PROFUND VP SHORT INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	97.54%

PROFUND VP EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	79.18%

PROFUND VP SHORT EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	95.24%

PROFUND VP DOW 30	PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA, MD 20814	DE	N/A	49.30%

PROFUND VP DOW 30	AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN, NE 68510	NE	UNIFI Mutual Holding Company	27.05%

PROFUND VP SHORT DOW 30	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	N/A	Sammons Financial Group	64.33%

As of April 1, 2009, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

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Fund	No. of Shares	Percentage of the Class Total Assets Held by Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
PROFUND VP MONEY MARKET SUN LIFE ASSURANCE COMPANY OF CANADA – US ONE SUNLIFE EXECUTIVE PARK WELLESLEY HILLS, MA 02481	77,721,672	23.69%	R

PROFUND VP MONEY MARKET CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111	59,400,643	18.10%	R

PROFUND VP MONEY MARKET MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	46,940,635	14.31%	R

PROFUND VP BULL ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR, CT 060954774	713,924	20.88%	R

PROFUND VP ULTRABULL MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY NEW YORK, NY 10019	369,942	12.38%	R

PROFUND VP ULTRASHORT NASDAQ-100 PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA, MD 20814	4,685	8.27%	R

PROFUND VP EUROPE 30 JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	151,399	8.49%	R

PROFUND VP NASDAQ-100 WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499	247,225	9.21%	R

PROFUND VP BASIC MATERIALS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499	145,859	14.48%	R

PROFUND VP CONSUMER SERVICES WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499	7,729	9.92%	R

PROFUND VP OIL & GAS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	263,700	13.32%	R

PROFUND VP UTILITIES WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	106,523	10.23%	R

PROFUND VP TELECOMMUNICATIONS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499	186,287	10.49%	R

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Fund	No. of Shares	Percentage of the Class Total Assets Held by Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
PROFUND VP MONEY MARKET SUN LIFE ASSURANCE COMPANY OF CANADA – US ONE SUNLIFE EXECUTIVE PARK WELLESLEY HILLS, MA 02481	77,721,672	23.69%	R

PROFUND VP TECHNOLOGY MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	66,187	7.29%	R

PROFUND VP PRECIOUS METALS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499	340,357	11.50%	R

PROFUND VP PHARMACEUTICALS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	147,891	24.37%	R

PROFUND VP HEALTH CARE JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	135,272	14.53%	R

PROFUND VP HEALTH CARE MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	50,120	5.38%	R

PROFUND VP FINANCIALS JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	177,416	13.65%	R

PROFUND VP FINANCIALS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	242,273	18.64%	R

PROFUND VP SMALL CAP VALUE WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	140,063	16.06%	R

PROFUND VP SMALL CAP VALUE JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	45,123	5.17%	R

PROFUND VP SMALL CAP GROWTH JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	96,984	5.87%	R

PROFUND VP SHORT NASDAQ-100 WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	146,038	23.69%	R

PROFUND VP ASIA 30 JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	194,434	13.98%	R

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Fund	No. of Shares	Percentage of the Class Total Assets Held by Shareholder	Beneficial Ownership (“B”)/Record Ownership (“R”)
PROFUND VP MONEY MARKET SUN LIFE ASSURANCE COMPANY OF CANADA – US ONE SUNLIFE EXECUTIVE PARK WELLESLEY HILLS, MA 02481	77,721,672	23.69%	R

PROFUND VP ASIA WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	98,015	7.05%	R

PROFUND VP U.S. GOVERNMENT PLUS WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	330,916	17.27%	R

PROFUND VP U.S. GOVERNMENT PLUS JEFFERSON PILOT FINANCIALINSURANCE CO 1300 SOUTH CLINTON STREET FORT WAYNE, IN 46802	119,093	6.22%	R

PROFUND VP RISING RATES OPPORTUNITY MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY NEW YORK, NY 10019	338,011	8.96%	R

PROFUND VP INTERNATIONAL PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA, MD 20814	6,059	12.61%	R

PROFUND VP EMERGING MARKETS MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	53,535	20.43%	R

PROFUND VP DOW 30 MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	2,694	23.65%	R

PROFUND VP SHORT DOW 30 AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN, NE 68510	5,582	20.06%	R

PROFUND VP SHORT DOW 30 PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA, MD 20814	4,341	15.60%	R

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies and pension or retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of

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which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, (iii) qualified tuition programs as described in Section 529 of the Code, or (iv) certain qualified Puerto Rican segregated asset accounts. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from a ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund VP generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund VP’s taxable year, (i) at least 50% of the market value of the ProFund VP’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the ProFund VP controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each ProFund VP intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

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For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a ProFund VP were to fail to qualify for treatment as a RIC for any taxable year, (1) the ProFund VP would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions by the ProFund VP from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the ProFund VP may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Investments by a ProFund VP in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by a ProFund VP in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the ProFund VP to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the ProFund VP, the ProFund VP may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the ProFund VP.

Some ProFunds VP may invest in real estate investment trusts (“REITs”), including REITs that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the ProFund VP’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or its equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of United States federal income tax. The notice specifically provides, and the regulations are expected to provide, that in the case of a RIC, such as each of the ProFunds VP, excess inclusion income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders. Thus, excess inclusion income will not qualify for an exemption from tax under the provisions generally applicable to life insurance company separate accounts or qualified retirement plans, respectively.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts, 529 plans, or Puerto Rican segregated asset accounts.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act (in the case of ProFund VP Money Market) and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these requirements are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a ProFund VP to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their

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favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, and inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, ProFunds VP are not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to §817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFunds VP as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Tax Shelter Disclosure. Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund VP’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in a ProFund VP based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, insurance companies, and pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a ProFund VP.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total

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return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, The Frank Russell Company, Value Line Investment Survey, NYSE Aleternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds VP’s annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

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Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Value Index,” “S&P Small-Cap 600/Citigroup Growth Index,” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.®” and Intercontinental Exchange® are registered trademarks of the International Exchange Inc. The U.S. Dollar Index ® and and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP Dow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

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Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the ProFunds VP. Morgan Stanley has no obligation to take the needs of the ProFunds VP into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the ProFunds VP or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the ProFunds VP in connection with the administration of the ProFunds VP, or the marketing or trading of shares of the ProFunds VP. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the ProFunds VP, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed

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hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

PROFUNDS ASIA 30 INDEX

As of April 1, 2009

Ticker	Name	Industry	Country	Type
ACH	ALUMINUM CORP OF CHINA-ADR	Mining	CHINA	ADR
AUO	AU OPTRONICS CORP-SPON ADR	Electronics	TAIWAN	ADR
BHP	BHP BILLITON LTD-SPON ADR	Mining	AUSTRALIA	ADR
BIDU	BAIDU.COM - SPON ADR	Internet	CHINA	ADR
CEO	CNOOC LTD-ADR	Oil&Gas	HONG KONG	Common Stock
CHL	CHINA MOBILE LTD-SPON ADR	Telecommunications	HONG KONG	Common Stock
UN EQUITY	CHUNGHWA TELECOM LTD-ADR	Telecommunications	TAIWAN	Common Stock
CTRP	CTRIP.COM INTERNATIONAL-ADR	Internet	CHINA	ADR
EDU	NEW ORIENTAL EDUCATION	Commercial Services	CHINA	ADR
FLEX	FLEXTRONICS INTL LTD	Electronics	SINGAPORE	ADR
FMCN	FOCUS MEDIA HOLDING-ADR	Advertising	CHINA	ADR
HDB	HDFC BANK LTD-ADR	Banks	INDIA	ADR
IBN	ICICI BANK LTD-SPON ADR	Banks	INDIA	ADR
INFY	INFOSYS TECHNOLOGIES-SP ADR	Software	INDIA	Common Stock
JASO	JA SOLAR HOLDINGS	Electrical Compo&Equipment	CHINA	ADR
KB	KB FINANCIAL GROUP	Diversified Financial Services	SOUTH KOREA	ADR
LDK	LDK SOLAR	Semiconducters	CHINA	ADR
LFC	CHINA LIFE INSURANCE CO-ADR	Insurance	CHINA	Common Stock
PKX	POSCO-ADR	Iron/Steel	SOUTH KOREA	ADR
PTR	PETROCHINA CO LTD –ADR	Oil&Gas	CHINA	Common Stock
SINA	SINA CORP	Internet	CHINA	ADR
SKM	SK TELECOM CO LTD-ADR	Telecommunications	SOUTH KOREA	ADR
SNP	CHINA PETROLEUM & CHEM-ADR	Oil&Gas	CHINA	Common Stock
SOHU	SOHU.COM INC	Internet	CHINA	Common Stock
STP	SUNTECH POWER HOLDINGS-ADR	Energy-Alternate Sources	CHINA	ADR
TSL	TRINA SOLAR	Energy-Alternate Sources	CHINA	ADR
TSM	TAIWAN SEMICONDUCTOR-SP ADR	Semiconductors	TAIWAN	ADR
YGE	YINGLI GREEN ENERGY HOLDING	Electrical Compo&Equipment	CHINA	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

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APPENDIX B

PROFUNDS EUROPE 30 INDEX

As of April 1, 2009

Ticker	Name	Industry	Country	Type
ABB	ABB LTD-SPON ADR	Engineering&Construction	SWITZERLAND	ADR
ACL	ALCON INC	Healthcare-Products	SWITZERLAND	Common Stock
ALU	ALCATEL-LUCENT-SPONSORED ADR	Telecommunications	FRANCE	ADR
ASML	ASML HOLDING NV-NY REG SHS	Semiconductors	NETHERLANDS	NY Reg Shrs
AZN	ASTRAZENECA PLC-SPONS ADR	Pharmaceuticals	BRITAIN	ADR
DB	DEUTSCHE BANK AG-REGISTERED	Banks	GERMANY	Common Stock
BP	BP PLC-SPONS ADR	Oil&Gas	BRITAIN	ADR
CBI	CHICAGO BRIDGE & IRON CO. N.V.	Engineering&Construction	NETHERLANDS	NY Reg Shrs
CS	CREDIT SUISSE GROUP-SPON ADR	Diversified Finan Serv	SWITZERLAND	ADR
DAI	DAIMLER AG	Auto Manufacturers	GERMANY	Common Stock
DRYS	DRYSHIPS INC	Transportation	GREECE	Common Stock
ELN	ELAN CORP PLC -SPONS ADR	Pharmaceuticals	IRELAND	ADR
ERIC	ERICSSON (LM) TEL-SP ADR	Telecommunications	SWEDEN	ADR
GSK	GLAXOSMITHKLINE PLC-SPON ADR	Pharmaceuticals	BRITAIN	ADR
HBC	HSBC HOLDINGS PLC-SPONS ADR	Banks	BRITAIN	ADR
MICC	MILLICOM INTL CELLULAR S.A.	Telecommunications	LUXEMBOURG	Common Stock
MT	ARCELORMITTAL-NY REGISTERED	Iron/Steel	LUXEMBOURG	NY Reg Shrs
NOK	NOKIA CORP-SPON ADR	Telecommunications	FINLAND	ADR
NVS	NOVARTIS AG-ADR	Pharmaceuticals	SWITZERLAND	ADR
RDS/A	ROYAL DUTCH SHELL PLC-ADR	Oil&Gas	BRITAIN	ADR
RTP	RIO TINTO PLC-SPON ADR	Mining	BRITAIN	ADR
SAP	SAP AG-SPONSORED ADR	Software	GERMANY	ADR
SHPGY	SHIRE PLC-ADR	Pharmaceuticals	BRITAIN	ADR
SI	SIEMENS AG-SPONS ADR	Miscellaneous Manufactur	GERMANY	ADR
SNY	SANOFI-AVENTIS-ADR	Pharmaceuticals	FRANCE	ADR
TOT	TOTAL SA-SPON ADR	Oil&Gas	FRANCE	ADR
TS	TENARIS SA-ADR	Metal Fabricate/Hardware	LUXEMBOURG	ADR
UBS	UBS AG-REG	Diversified Finan Serv	SWITZERLAND	Common Stock
UN	UNILEVER N.V.	Food	NETHERLANDS	NY Reg Shrs
VOD	VODAFONE GROUP PLC-SP ADR	Telecommunications	BRITAIN	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

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APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has

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for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

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DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

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BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

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PROFUNDS

Part C

Other Information

ITEM 23.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust of ProFunds, dated as of April 13, 1997 (1)

(b)	Bylaws of ProFunds, dated October 28, 1997 (2)

(c)	Article 4, Amended and Restated Declaration of Trust (1)

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2008 to November 30, 2009 (21)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2009 to April 30, 2010 (22)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (22)

(e)(1)(i)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of October 7, 2005 and as amended as of July 1, 2006 (the “Distribution Agreement”) (12)

(e)(1)(ii)	Schedule A to the Distribution Agreement, dated as of September 19, 2007 (18)

(e)(2)(i)	Class A Shares Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of March 10, 2005 (the “Class A Shares Distribution Agreement”) (12)

(e)(2)(ii)	Schedule A to the Class A Shares Distribution Agreement, dated as of September 19, 2007 (18)

(e)(3)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

1

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)	Opinion and Consent of Counsel (20)

(j)	Consent of Independent Registered Public Accounting Firm (22)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001 and as amended on September 1, 2001 (the “Distribution and Service Plan”) (12)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-NASD Members of ProFunds Distributors, Inc. (16)

(m)(6)(i)	Form of Class A Shares Distribution and Shareholder Services Plan of ProFunds (the “Class A Shares Distribution and Services Plan”) (9)

(m)(6)(ii)	Schedule A, dated as of September 19, 2007, to the Class A Shares Distribution and Services Plan (18)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds, dated as of June 19, 2001 (the “Multiple Class Plan”) (14)

(n)(1)(ii)	Schedule A, dated September 19, 2007, to the Multiple Class Plan (18)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated December 17, 2008 (22)

2

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2008, and amended as of March 1, 2008 (20)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (19)

(q)(2)(ii)	Power of Attorney for Michael Wachs (19)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (19)

(q)(2)(iv)	Power of Attorney for Troy A. Sheets (19)

(q)(2)(v)	Power of Attorney for Michael L. Sapir (21)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.
(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.

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(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.
(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.
(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.
(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.
(21)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.
(22)	Filed herewith.

ITEM 24.	Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 25.	Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

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ITEM 26.	Business and Other Connections of Investment Adviser

ProFund Advisors LLC, is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Asset Management, Inc. (formerly Bankers Trust), which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Asset Management is hereby incorporated by reference to disclosures in Item 28 of the registration statement of BT Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 27.	Principal Underwriter

Item 27(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 27(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses is 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI/Trust
Michael Sapir	Director/Trustee
William Seale	Director
Louis Mayberg	President, Director & Chief Operating Officer/President
Victor Frye	Secretary/Chief Compliance Officer
Edward J. Karpowicz	Treasurer

Item 27(c)	Not applicable.

ITEM 28.	Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2) Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant, transfer agent and distributor).

(3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 29, 2009.

PROFUNDS

/s/ Louis M. Mayberg
Louis M. Mayberg, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir	Trustee, Chairman	April 29, 2009
Michael L. Sapir

/s/ Russell S. Reynolds, III	Trustee	April 29, 2009
Russell S. Reynolds, III*

/s/ Michael Wachs	Trustee	April 29, 2009
Michael Wachs*

/s/ Louis M. Mayberg	President	April 29, 2009
Louis M. Mayberg*

/s/ Troy A. Sheets	Treasurer	April 29, 2009
Troy A. Sheets*

*By:	/s/ Barry Pershkow
Barry Pershkow As Attorney-in-fact April 29, 2009

Exhibit Index

ITEM NUMBER	ITEM
(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2009 to April 30, 2010.

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated December 17, 2008.